              As filed with Securities and Exchange Commission on
                                April 30, 1998

                                                      Registration No. 333-21767

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         ----------------------------
                                   FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 1
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                         ----------------------------
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)
                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)

                             MARIE C. SWIFT, ESQ.
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                             STEPHEN E. ROTH, ESQ.
                       Sutherland, Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                         ----------------------------
It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on May 1, 1998 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Units of Interest in Variable Ordinary Life Insurance Policies.

                          ZENITH VARIABLE WHOLE LIFE

                         Supplement dated May 1, 1998
                        to Prospectus dated May 1, 1998

For Policies purchased through payroll deductions:

    If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to New England Life Insurance Company ("NELICO") on your behalf, the following special provisions apply to you.

    1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

    2. Temporary Life Insurance Coverage. The insured under your Policy will receive temporary life insurance coverage for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

    3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. NELICO will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

    4. Default and Lapse. If NELICO does not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deduction, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from NELICO, you will need to send payment directly to NELICO in order to reinstate your Policy.

    5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact NELICO or your registered representative if you would like to arrange either of these types of transactions.


    THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                   Variable Ordinary Life Insurance Policies
                                   Issued by
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Variable Ordinary Life Insurance Policies (the "Policies") offered by New England Life Insurance Company ("NELICO"), an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

  Each Policy provides a guaranteed minimum death benefit equal to the Policy's face amount, as long as required scheduled premiums are paid when due and there is no "excess policy loan." (See "Loan Provision.") Scheduled premium payments are generally required until the insured reaches age 100. Under certain circumstances, however, you may skip a scheduled premium payment. You may also make additional payments, subject to certain restrictions.

  You may choose either a fixed death benefit equal to the Policy's face amount or a variable death benefit which may vary daily with the net investment experience of one or more mutual fund portfolios. Under both death benefit options, the minimum death benefit guarantee will apply. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  You may cancel the Policy during the "Right to Return the Policy" period. The first net scheduled premium for the Policy, plus any unscheduled payment made, will be allocated to the Zenith Money Market Sub-Account until 15 days after NELICO mails the confirmation for the initial premium. Thereafter, the Policy's cash value will be invested according to your instructions.

  You may allocate scheduled premiums and unscheduled payments to one or more of the 16 investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account") or to NELICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the New England Zenith Fund (the "Zenith Fund"); the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.

  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses").

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  SHARES OF THE ZENITH FUND, THE VIP FUND AND THE VIP FUND II, AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               MAY 1, 1998

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO THE POLICIES..............................................  A-6
 The Policies.............................................................  A-6
 Availability of the Policy...............................................  A-8
 Policy Charges...........................................................  A-8
 How the Policy Works..................................................... A-10
 Receipt of Communications and Payments at NELICO's Home Office........... A-11
 NELICO .................................................................. A-11
POLICY VALUES AND BENEFITS................................................ A-12
 Death Benefit............................................................ A-12
 Guaranteed Minimum Death Benefit......................................... A-13
 Adjustments to the Death Proceeds Payable................................ A-13
 Tabular Cash Value....................................................... A-13
 Cash Value............................................................... A-13
 Net Investment Experience................................................ A-14
 Allocation of Net Premiums............................................... A-14
 Amount Provided for Investment under the Policy.......................... A-14
 Right to Return the Policy............................................... A-15
 State Variations......................................................... A-15
CHARGES AND EXPENSES...................................................... A-16
 Deductions from Premiums and Unscheduled Payments........................ A-16
 Surrender Charge......................................................... A-17
 Deductions from Cash Value............................................... A-18
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable
  Account................................................................. A-20
 Group or Sponsored Arrangements.......................................... A-22
PREMIUMS.................................................................. A-22
 Scheduled Premiums....................................................... A-22
 Unscheduled Payments..................................................... A-23
 Special Premium Option................................................... A-24
 Automatic Premium Loan................................................... A-25
 Default and Lapse Options................................................ A-25
OTHER POLICY FEATURES..................................................... A-27
 Loan Provision........................................................... A-27
 Surrender................................................................ A-28
 Partial Surrender and Partial Withdrawal................................. A-28
 Reduction in Face Amount................................................. A-30
 Acceleration of Death Benefit Rider...................................... A-30
 Investment Options....................................................... A-31
 Transfer Option.......................................................... A-31
 Substitution of Insured Person........................................... A-31
 Payment of Proceeds...................................................... A-32
 Exchange of Policy During First 24 Months................................ A-32
 Payment Options.......................................................... A-33
 Additional Benefits by Rider............................................. A-33
 Policy Owner and Beneficiary............................................. A-34
THE VARIABLE ACCOUNT...................................................... A-35
 Investments of the Variable Account...................................... A-35
 Investment Management.................................................... A-39
THE FIXED ACCOUNT......................................................... A-39
 General Description...................................................... A-40
 Values and Benefits...................................................... A-40
 Policy Transactions...................................................... A-41

NELICO'S DISTRIBUTION AGREEMENT........................................... A-41
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.......................... A-42
 Misstatement of Age or Sex............................................... A-42
 Suicide.................................................................. A-42
TAX CONSIDERATIONS........................................................ A-43
 Policy Proceeds.......................................................... A-43
 Charge for NELICO's Income Taxes......................................... A-47
MANAGEMENT................................................................ A-47
VOTING RIGHTS............................................................. A-50
RIGHTS RESERVED BY NELICO................................................. A-51
TOLL-FREE NUMBERS......................................................... A-51
REPORTS................................................................... A-52
ADVERTISING PRACTICES..................................................... A-52
LEGAL MATTERS............................................................. A-52
REGISTRATION STATEMENT.................................................... A-53
EXPERTS................................................................... A-53
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND
 ACCUMULATED SCHEDULED PREMIUMS........................................... A-54
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-64
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-85
APPENDIX D: USES OF LIFE INSURANCE........................................ A-87
APPENDIX E: TAX INFORMATION............................................... A-89
FINANCIAL STATEMENTS......................................................  F-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AUTOMATIC PREMIUM LOAN OPTION. If you elect this option, the Policy's loan value will be used to pay a scheduled premium, if you have not paid the scheduled premium by the end of the grace period. (See "Scheduled Premiums".)

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for an automatic issue Policy; and (iii) the portion of the annual Policy administrative charge that is due with the premium. (See "Deductions from Premiums and Unscheduled Payments".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NELICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Deductions from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Growth and Income Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series, the Loomis Sayles Balanced Series, the Davis Venture Value Series, the Goldman Sachs Midcap Value Series, and the Morgan Stanley International Magnum Equity Series of the Zenith Fund; the Equity-Income Portfolio, the Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II.

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NELICO's general account to which net premiums and net unscheduled payments may be allocated and which provides guarantees of principal and interest. (See "Fixed Account".)

  GUARANTEED MINIMUM DEATH BENEFIT. The death benefit is guaranteed not to be less than the Policy's face amount, regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or are not required to be paid, pursuant to the Special Premium Option. (See "Guaranteed Minimum Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NELICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date and is the date when an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy".)

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily from the value of each sub-account's assets that come from the Policies. Currently the charge is at an annual rate of .60% of the sub-accounts' assets, and is guaranteed not to exceed .90% of the sub-accounts' assets. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NELICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  NET CASH VALUE. The amount you may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any outstanding policy loan and accrued interest; reduced by any applicable Surrender Charge; and increased by the portion of any cost of insurance charge deducted for the period beyond the date of surrender. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Funds shares for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the basic scheduled premium less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions from Premiums and Unscheduled Payments".)

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the unscheduled payment less the sales charge, state premium tax charge and federal premium tax charge. (See "Deductions From Premiums and Unscheduled Payments".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is the later of the date Part II of the application has been signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy".)

  PREMIUM DUE DATE. The date on which a scheduled premium is payable. Net scheduled premiums, after the first, are allocated to a Policy's sub-accounts on the premium due dates. (See "Premiums".)

  SPECIAL PREMIUM OPTION. If you elect this option, you may not be required to pay a scheduled premium or premiums under certain circumstances. (See "Special Premium Option".)

  TABULAR CASH VALUE. The tabular cash value is the value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments and no loans or other withdrawals of cash value were made; (iii) the Policy's sub-accounts earned a 4.5% annual net rate of return; and (iv) maximum Policy charges were deducted from the cash value. (See "Tabular Cash Value".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

  This prospectus describes Policies under which net scheduled premiums and net unscheduled payments are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NELICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NELICO's general account. Amounts in the Fixed Account are backed by NELICO's general account, rather than the Variable Account. For a description of the Fixed Account, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Variable Ordinary Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not offered primarily as an investment.

  The following is a brief listing of the basic features of the Policy. These and other features of the Policy are explained in detail throughout the prospectus. You should be sure to read the prospectus for more complete information.

  -- The Policy requires payment of scheduled premiums. (See "Scheduled
     Premiums".)

  -- You may choose to make additional, unscheduled payments under the Policy. NELICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments".)

  -- Net scheduled premiums and net unscheduled payments are invested according to your instructions in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NELICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. NELICO also reserves the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision", and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One option provides a death benefit equal to the Policy's face amount. The other option provides a death benefit which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under both options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, each form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the required scheduled premiums are paid when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you can under certain circumstances miss a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "Right to Return the Policy" period, the Policy provides that you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NELICO's consent. NELICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  -- A loan privilege is available under the Policy. Partial withdrawal and partial surrender features are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions will be includible in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NELICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "Right to Return the Policy" period to return the Policy for a refund. (See "Right to Return the Policy".)

  -- Within 24 months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by NELICO or an affiliate on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premiums, a cash value, and loan privileges.

  The Policies are different from traditional, fixed-benefit whole life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account. In addition, you can elect an option under the Policy which will allow you, under certain circumstances, to skip a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The variable life insurance policies offered by NELICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NELICO's assumption of an actuarially calculated risk.

  -- If scheduled premiums are not paid according to the requirements of the Policy, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability under current law.

  -- Dividends and capital gains are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  Underwritten Policies may be issued to insureds from the age of 15 to 80 if issued in a business situation, or to a pension plan qualified under Section 401 of the Internal Revenue Code (a "tax-qualified pension plan"), and otherwise to insureds from the age of zero to 80. (A "business situation" is where two or more Policies, on more than one life, are totally or partially funded, directly or indirectly, by an employer.) Automatic issue Policies are available in certain situations to insureds from the age of 15 to 70. In all cases, the availability of issue ages below one and from 76 to 80 is subject to NELICO's consent. All persons must meet NELICO's underwriting and other requirements for issuance. Generally, the minimum Policy face amount available is $5,000 for tax-qualified pension plans and $25,000 in all other situations, unless NELICO consents to a lower amount. The availability of the Policies for tax-qualified pension plans may be limited.

POLICY CHARGES

  PREMIUM-BASED CHARGES. NELICO deducts the following charges:

  --    From scheduled premiums

  (i) an annual administrative charge ($55 for annual premium Policies, up to a total of $57.75, or $14.4375 per quarter and $4.8125 per month, for Policies that are billed on a quarterly or monthly basis or that use NELICO's Master Service Account arrangement), plus any extra premiums for riders, substandard risk or automatic issue class;

  (ii) a sales charge of 5.5%. NELICO currently intends to waive this charge on scheduled premiums paid after the first 15 policy years under Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans;

  (iii) a state premium tax charge of 2.5%;

  (iv)  a charge for federal taxes of 1%.

  --    From unscheduled payments

  (i)   a sales charge of 5.5% in all policy years;

  (ii)  a state premium tax charge of 2.5%;

  (iii) a charge for federal taxes of 1%.

  SURRENDER CHARGE. During the first 11 policy years, a Surrender Charge will apply if the Policy is totally or partially surrendered or lapses or the face amount is reduced. The Surrender Charge is a percentage of annualized basic scheduled premiums. The maximum dollar amount of the charge applies in policy years two through four and is the equivalent of 55% of two annualized basic scheduled premiums. If the applicable Surrender Charge amount exceeds the available cash value, there will be no proceeds paid to you on surrender or lapse.

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. NELICO deducts certain charges from the cash value:

  -- Monthly charge for the cost of insurance;

  -- Monthly administrative charge, currently equal to $0.10 per $1,000 of face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). For Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans the monthly administrative charge currently equals $0.06 per $1,000 of face amount rather than $0.10;

  -- Monthly minimum death benefit guarantee charge of $0.01 per $1,000 of face amount;

  In addition, if you use the Special Premium Option to skip a scheduled premium payment, NELICO will deduct from your cash value 91% of the portion of the annual $55 administrative charge, and of any rider, substandard risk or automatic issue premium, that was due with the skipped premium.

  CHARGES DEDUCTED FROM THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS. The following charges are deducted from the Variable Account and Eligible Fund assets:

  -- Daily charge against the sub-account assets for NELICO's mortality and expense risk, currently equal to an annual rate of .60% (guaranteed not to exceed .90%);

  -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.

  See "Charges and Expenses".

HOW THE POLICY WORKS
--------------------------------------------------------------------------------
Premium Payments
 .Guaranteed not to increase
--------------------------------------------------------------------------------
             [ARROW POINTING TO CHARGES FROM PREMIUM APPEARS HERE]
--------------------------------------------------------------------------------
Charges from Premium
 .Any rider premiums
 .Annual Admin Charge-$55
 .Substandard Risk Premium
 .Automatic Issue Premium
 .Sales Load (5.5%) Company intends to wave after 15 policy
 yrs under Policies with face amount of at least $250,000
 and smaller Policies sold in certain business situation or to certain tax-qualified pension plans
 .State Premium Tax Charge (2.5%*)
 .Charge for Federal Taxes (1%*)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Unscheduled Payments
 .Sales Load (5.5%)
 .State Premium Tax Charge (2.5%)
 .Charge for Federal Taxes (1%*)
--------------------------------------------------------------------------------
                 [ARROW POINTING TO CASH VALUES APPEARS HERE]
--------------------------------------------------------------------------------
Special Premium Option
 .If used, charges for Annual Admin. Charge and any riders or substandard risk or automatic issue premium are deducted from cash value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loans
 .After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 .The loan interest charge is 6%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with not less than 4.5% interest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Retirement Benefits
 .Fixed settlement options are available for policy proceeds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cash Values
 .Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 .The cash value reflects investment experience, interest, payments and policy charges
 .The cash value invested in mutual funds is not guaranteed
 .Any earnings are accumulated free of any current income taxes
 .You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options up to 12 times per policy year, after the free look period
 .Your cash value may be allocated among a maximum of ten accounts at any one time
--------------------------------------------------------------------------------
            [ARROW POINTING TO SPECIAL PREMIUM OPTION APPEARS HERE]
                    [ARROW POINTING TO LOANS APPEARS HERE]
              [ARROW POINTING TO RETIREMENT BENEFITS APPEARS HERE]
                [ARROW POINTING TO DEATH BENEFIT APPEARS HERE]
         [ARROW POINTING TO DAILY DEDUCTIONS FROM ASSETS APPEARS HERE]
          [ARROW POINTING TO BEGINNING OF MONTH CHARGES APPEARS HERE]
              [ARROW POINTING TO SURRENDER CHARGES APPEARS HERE]
               [ARROW POINTING TO LIVING BENEFITS APPEARS HERE]
--------------------------------------------------------------------------------
Death Benefit
 .Level or Variable Death Benefit Options
 .Guaranteed not to be less than initial face amount net of any loan balance .Income tax free to named beneficiary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daily Deductions from Assets
 .Mortality and expense risk charges of 0.60% (guaranteed not to exceed .90%) on an annual basis are deducted from the cash value daily
 .Investment advisory fees and other expenses are deducted from the Eligible Fund values daily
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Beginning of Month Charges
 .The cost of insurance protection is deducted from the cash value each month .Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly .Admin. Charge $.10 (guaranteed not to exceed $.12) per $1000 face amount monthly. For Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans charge is currently $.06 per $1000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Surrender Charges
 .Consists of Deferred Sales Charge and Deferred Administrative Charge (see page A-17)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Living Benefits
 .If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, company will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 .Policy may be surrendered at any time for its cash surrender value
 .Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .Grace period for scheduled premiums is 31 days from the due date.
 Nonforfeiture options are extended term insurance and paid-up insurance
 .Subject to company rules, a lapsed policy may be reinstated within seven years of date of lapse if it has not been surrendered
--------------------------------------------------------------------------------

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

  NELICO will treat your request for a Policy transaction, or your submission of a payment, as received at the Home Office if it is received there before the close of regular trading on the New York Stock Exchange on that day. If it is received after that time, or if the New York Stock Exchange is not open that day, then it will be treated as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Before August 30, 1996, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. With the merger, New England Mutual's separate corporate existence ended, and MetLife became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

       ---------------------------------------------------------------------------------------------------------------------
                                                              NELICO
       ---------------------------------------------------------------------------------------------------------------------
            (Insurance company subsidiary of MetLife)

            Charges are deducted.

            Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-
            accounts in the Variable Account or to the Fixed Account.
   Premiums      -------------------------------------------------------------------------------------------------------------------
        and                                                  VARIABLE ACCOUNT
Unscheduled      ------------------------------------------------------------------------------------------------------------------
   Payments --->     Zenith     Zenith    Zenith     Zenith      Zenith       Zenith      Zenith      Zenith      Zenith     Zenith
            Fixed    Capital    Bond      Money      Man-        Stock        Growth      Small       Bal-        Equity     Venture
          Account    Growth     Income    Market     aged        Index        and         Cap         anced       Growth     Value
                     Sub-       Sub-      Sub-       Sub-        Sub-         Income      Sub-        Sub-        Sub-       Sub-
                     Account    Account   Account    Account     Account      Sub-        Account     Account     Account    Account
                                                                              Account
                 -------------------------------------------------------------------------------------------------------------------
Sub-accounts buy      |           |         |          |           |             |           |           |           |          |
shares of the         |           |         |          |           |             |           |           |           |          |
Eligible Funds.       |           |         |          |           |             |           |           |           |          |
                     \|/         \|/       \|/        \|/         \|/           \|/         \|/         \|/         \|/        \|/
                   -----------------------------------------------------------------------------------------------------------------
                                                          NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------------------
                    Capital    Back Bay   Back Bay   Back Bay   Westpeak     Westpeak     Loomis     Loomis      Alger      Davis
                    Growth     Advisors   Advisors   Advisors   Stock        Growth       Sayles     Sayles      Equity     Venture
                    Series     Bond       Money      Managed    Index        and          Small      Balanced    Growth     Value
                               Income     Market     Series     Series       Income       Cap        Series      Series     Series
                               Series     Series                             Series       Series
                   -----------------------------------------------------------------------------------------------------------------

   Premiums      -------------------------------------------------------------------------------
        and                                    VARIABLE ACCOUNT
Unscheduled      -------------------------------------------------------------------------------
Payments --->      Zenith      Zenith        Equity-       Over-       High           Asset
         Fixed     Midcap      Inter-        Income        seas        Income         Man-
       Account     Value       national      Sub-          Sub-        Sub-           ager
                   Sub-        Magnum        Account       Account     Account        Sub-
                   Account     Equity                                                 Account
                               Sub-
                               Account
                 -------------------------------------------------------------------------------
                      |          |             |              |           |              |
                      |          |             |              |           |              |
                      |          |             |              |           |              |
                     \|/        \|/           \|/            \|/         \|/            \|/
                 -------------------------------------------------------------------------------
                 NEW ENGLAND ZENITH FUND |               VIP FUND                |  VIP FUND II
                 -------------------------------------------------------------------------------
                 Goldman      Morgan        Equity         Overseas     High          Asset
                 Sachs        Stanley       Income         Portfolio    Income        Manager
                 Midcap       Inter-        Portfolio                   Portfolio     Portfolio
                 Value        national
                 Series       Magnum
                              Equity
                              Series
                 -------------------------------------------------------------------------------
                 Eligible Funds buy portfolio investments to support values and benefits of the Policies.


                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you may choose between two death benefit options. The death benefit option under a Policy may not be changed.

  The Option 1 death benefit provides a death benefit equal to the face amount of the Policy. Except as described below, the Option 1 death benefit is fixed.

  The Option 2 death benefit provides a death benefit equal to the face amount of the Policy plus the amount, if any, by which the Policy's cash value exceeds its "tabular cash value". The Policy's tabular cash value is a hypothetical value and is described in detail under "Tabular Cash Value" below.

  Generally, the Option 2 death benefit may exceed the face amount if the Policy's sub-accounts (and the cash value in the Fixed Account) have earned greater than a 4.5% net return, if you have paid more than the scheduled premiums, or if less than the maximum charges were deducted.

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than the Policy's cash value divided by the net single premium per dollar of death benefit at the insured's attained age. This means that under both death benefit options, if the cash value grows to certain levels the death benefit will be increased to satisfy the tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or, under the Special Premium Option, are not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) The death benefit will be adjusted as described below before the proceeds are paid. However, if an "excess policy loan" exists, the Policy may terminate even if all scheduled premiums have been paid. (See "Loan Provision" for a definition of "excess policy loan".)

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The death proceeds actually paid to the beneficiary are equal to the death benefit reduced by any outstanding loan and accrued loan interest and by the portion of any unpaid scheduled premium for the period prior to the date of death. The death proceeds will be increased by any rider benefits payable and by the portion of any scheduled premium paid for a period beyond the date of death.

  The death proceeds may also be adjusted if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (or less if provided by state law) from the Policy's date of issue, or if limits on the death benefit are imposed by rider. (See "Limits to NELICO's Right to Challenge the Policy".)

TABULAR CASH VALUE

  The Policy's tabular cash value is a hypothetical value that is used to determine the Option 2 death benefit, whether a scheduled premium payment can be skipped under the Special Premium Option, and how much cash value is available to be withdrawn from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".)

  The tabular cash value is the value the Policy would have if the cash value in the Policy's sub-accounts (and cash value in the Fixed Account) earned a 4.5% net return, all scheduled premiums were paid, no unscheduled payments and no loans or other withdrawals of cash value were made, and maximum Policy charges were deducted.

  Your premium payment schedule will affect the amount of the tabular cash value. The tabular cash value on any day will be calculated as if the current payment schedule had always been in effect.

CASH VALUE

  Your Policy's cash value includes its cash value in the Variable Account, in the Fixed Account and, if you have an outstanding policy loan, in NELICO's general account as a result of the loan. The cash value reflects scheduled premiums and unscheduled payments, the net investment experience of the Policy's sub-accounts, interest credited on its cash value in the Fixed Account and on amounts held in the general account as a result of a loan, amounts deducted for Policy charges (including amounts deducted when you use the Special Premium Option to skip a scheduled premium), and amounts withdrawn or surrendered.

  Your Policy's net cash value is the amount you will receive if you surrender the Policy. The net cash value is the cash value reduced by any outstanding policy loan (and accrued interest) and by any applicable surrender charge. The net cash value is increased by the portion of any cost of insurance charge deducted that applies to the period beyond the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".)

  The Policy's net cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. Unfavorable investment experience can reduce the net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The premium payment schedule you choose will also affect the Policy's net cash value.

NET INVESTMENT EXPERIENCE

  The net investment experience of the Policy's sub-accounts will affect the Policy's cash value and, in some circumstances, the death benefit. The net investment experience of the sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

  A sub-account's net investment experience for any period reflects the investment experience of the underlying Eligible Fund shares for the same period, reduced by the charges against the sub-account for that period. (Currently the sub-accounts are charged only for NELICO's mortality and expense risk, but in the future NELICO may impose a charge against the sub-accounts for taxes if appropriate. See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NELICO's Income Taxes".)

  The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Fund and affect subsequent investment experience.

ALLOCATION OF NET PREMIUMS

  As of the "investment start date", the net scheduled premium (and any net unscheduled payment) will be allocated to the Zenith Money Market Sub-Account until 15 days after NELICO mails the confirmation for the initial premium. (See "Right to Return the Policy". For the definition of the "investment start date", see "Amount Provided for Investment under a Policy".) Thereafter, the cash value (which will reflect at least one Monthly Deduction and one cost of insurance deduction) will be allocated to the sub-accounts and/or the Fixed Account according to your instructions. Therefore, your selection of accounts will not take effect until after the initial period, described above, when the cash value is allocated to the Zenith Money Market Sub-Account.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INITIAL AMOUNT. An amount is first provided for investment under the Policy as of the investment start date. That is the latest of: the date when NELICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency or, in the case of a Policy sold through MetLife Brokerage, receipt by MetLife Brokerage at its Princeton, New Jersey office.)

  If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium. Only one premium payment may be made before the Policy is issued. (A premium payment made before issue will be maintained by NELICO or an affiliate in the general account, and will not earn interest prior to the investment start date.) The amount provided for investment on the investment start date is generally equal to the first net scheduled premium plus any net unscheduled payment made as part of the premium payment.

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Coverage under the temporary insurance agreement will begin on the later of the date when NELICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable).

  If a Policy is issued, monthly Policy charges, including cost of insurance charges, will begin as of the Policy Date, even if the Policy's issuance was delayed due to underwriting requirements, and will be in amounts based on the face amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period was for a lesser amount. If NELICO declines an application, it will refund the premium payment made and any unscheduled payment made plus interest on the unscheduled payment at the rate currently in use by NELICO. Generally, no premium payment may be submitted with an application for a Policy to be used in connection with a tax-qualified pension plan.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will have a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Monthly Policy charges will begin on the Policy Date. Interest at a 4.5% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NELICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, so that you can purchase a particular Policy face amount for a lower premium, based on a younger insurance age. However, backdating in some cases may cause the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy than if the insured had been assigned to a nonsmoker class. For a backdated Policy, you must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, NELICO will allocate to the Policy those net scheduled premiums, adjusted for monthly Policy charges and interest at a 4.5% net rate for the period between the Policy Date and the investment start date.

  SUBSEQUENT AMOUNTS. Although your Policy's cash value reflects only the scheduled premiums you have actually paid, on each premium due date NELICO transfers to your Policy's sub-accounts the amount of the net scheduled premium due, even if it has not yet been paid. Therefore, the amount provided for investment on the premium due date includes the Policy's cash value on that date, calculated as if premiums were paid to but not including that date, plus the net scheduled premium due on that date. If you use the Special Premium Option to skip a scheduled premium or if you do not pay a required scheduled premium and the Policy lapses, NELICO will withdraw the unpaid net scheduled premium from the Variable Account, adjusted for the net investment experience of the sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  The amount provided for investment in the Policy is adjusted as of each day the New York Stock Exchange is open to reflect the net investment experience of the sub-accounts for that day.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (or more where required by applicable state insurance law) after you receive the Policy. The Policy may be returned to NELICO or your registered representative. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed). If you choose to cancel the Policy, NELICO will refund any scheduled premium paid (or any other amount that is required by state insurance law) and any unscheduled payments made, with interest on the unscheduled payments at the rate currently in use by NELICO.

STATE VARIATIONS

  Certain Policy features, such as the "Right to Return the Policy" and the state premium tax charge, may be subject to state variation. You should read the Policy carefully to determine whether any variations apply in the state in which the Policy is issued.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  NELICO deducts certain charges from your scheduled premiums and unscheduled payments before allocating the net scheduled premiums and net unscheduled payments to the Variable Account and Fixed Account.

  NELICO deducts the following amounts from scheduled premiums to arrive at the Policy's BASIC scheduled premium:

  (i)   charges for any rider benefits under your Policy;

  (ii) extra premiums due if your Policy is in a substandard risk or automatic issue class;

  (iii) the portion of the annual Policy administrative charge that is due with that scheduled premium payment.

  The total charge is $55 per year for Policies that pay premiums once a year and increases as the premium payment frequency increases. The amount of the charge for other premium frequencies is as follows:

                                                              AMOUNT     AMOUNT
       PAYMENT FREQUENCY                                    PER PAYMENT PER YEAR
       -----------------                                    ----------- --------
       Semi-annual.........................................  $28.325     $56.65
       Quarterly...........................................  $14.4375    $57.75
       Master Service Account..............................  $ 4.8125    $57.75
       Monthly.............................................  $ 4.8125    $57.75

  If an automatic issue Policy and an underwritten Policy are both issued on the same insured (because the total coverage exceeds NELICO's automatic issue limits), NELICO will waive the annual Policy administrative charge on the automatic issue Policy.

  The charges described above are not deducted from unscheduled payments.

  All of the administrative charges under the Policies cover the cost of administering the Policies, as well as distribution, legal, actuarial, systems, mailing and other overhead costs connected with NELICO's variable life insurance operations.

  SALES CHARGE. NELICO deducts a sales charge from each scheduled premium and unscheduled payment. The charge is 5.5% of each BASIC scheduled premium and 5.5% of each unscheduled payment. NELICO currently intends to waive this charge on basic scheduled premiums after the 15th policy year (1) for all Policies with a face amount of at least $250,000 and (2) for Policies issued in a business situation or to a tax-qualified pension plan if either the average face amount for the group is at least $250,000 (where fewer than 25 persons are covered) or the average face amount is at least $150,000 (where 25 or more persons are covered). However, NELICO retains the right not to waive the charge, or to reimpose it once it has been waived. The sales charge will apply to unscheduled payments made in all policy years.

  During the first 11 policy years, if you surrender or lapse the Policy, take a partial surrender or reduce the face amount, a Surrender Charge will also apply. (See "Surrender Charge" below.)

  The sales charges under a Policy in a given policy year are not necessarily related to NELICO's actual sales expenses for that year.

  Sales charges for Policies sold in certain group or sponsored arrangements may be reduced.

  STATE PREMIUM TAX CHARGE. NELICO deducts 2.5% from each BASIC scheduled premium and each unscheduled payment to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. (State insurance law may require that the state premium tax charge be waived under Policies issued in certain states. See "State Variations".)

  FEDERAL PREMIUM TAX CHARGE. NELICO deducts 1% from each BASIC scheduled premium and each unscheduled payment to recover a portion of its federal income tax liability that is determined solely by the amount of life insurance premiums it receives.

-------------------------------------------------------------------------------

  EXAMPLE: The following chart shows the net amount that would be allocated to the Variable Account under a Policy with no riders and which is not a substandard or automatic issue Policy. The example assumes an annual scheduled premium payment of $2,000 and unscheduled payment of $2,000.

        SCHEDULED   NET SCHEDULED
         PREMIUM       PREMIUM
        ---------   -------------
         $2,000       $   2,000
                            -55   (administrative charge)
                      ---------
                      $   1,945   (BASIC scheduled premium)
                      $   1,945
                        -175.05   (9% X 1,945 = total sales and premium tax charges)
                      ---------
                      $1,769.95
                      ---------

  NELICO may waive the 5.5% sales charge on scheduled premiums paid after the 15th policy year under Policies with a face amount of at least $250,000 and smaller Policies sold in certain business situations or to certain tax-qualified pension plans. In that case, the net scheduled premium in this example would be $1,945 -68.08 (3.5% X 1,945), or $1,876.92.

                          NET
        UNSCHEDULED   UNSCHEDULED
          PAYMENT       PAYMENT
        -----------   -----------
          $2,000        $2,000
                          -180    (9% X 2,000 = total sales and premium tax charges)
                        ------
                        $1,820
                        ------

-------------------------------------------------------------------------------

SURRENDER CHARGE

  If you totally or partially surrender your Policy, or allow it to lapse, or reduce its face amount, in the first 11 policy years, a Surrender Charge will be deducted from the cash value.

  The Surrender Charge is a percentage of basic scheduled premiums, as shown in the chart below. In each policy year, the charge will be applied to the total annualized basic scheduled premiums for the Policy through the policy year in which the total or partial surrender, lapse or face amount reduction occurs, up to a maximum of four annualized basic scheduled premiums. This means that even if you have not yet paid the full amount of the annualized basic scheduled premiums to which the Surrender Charge applies at any point in time, you will be treated as if you have paid those premiums for the purpose of calculating the charge.

  The Surrender Charge rate that applies in each policy year is indicated below:

      POLICY YEAR      PERCENTAGE                      APPLIED TO
      -----------      ----------                      ----------
           1             55.00%         One Annualized Basic Scheduled Premium
           2             55.00%         Two Annualized Basic Scheduled Premiums
           3             36.67%         Three Annualized Basic Scheduled Premiums
           4             27.50%         Four Annualized Basic Scheduled Premiums
           5*            26.25%         Four Annualized Basic Scheduled Premiums
           6*            25.00%         Four Annualized Basic Scheduled Premiums
           7*            20.00%         Four Annualized Basic Scheduled Premiums
           8*            15.00%         Four Annualized Basic Scheduled Premiums
           9*            10.00%         Four Annualized Basic Scheduled Premiums
          10*             5.00%         Four Annualized Basic Scheduled Premiums
          11*             0.00%         Four Annualized Basic Scheduled Premiums

--------
*End of Policy Year

  For the first four policy years the Surrender Charge rate that applies in a particular year remains level throughout that year. Beginning in the fifth policy year, the Surrender Charge rate declines on a monthly basis to the end of year rates shown in the table above.

  The dollar amount of the Surrender Charge is also limited to an amount per $1,000 of your Policy's face amount. These limits are:

                                                     POLICY YEAR
                                     -------------------------------------------
                                      1   2   3   4   5   6   7   8   9  10  11
                                     --- --- --- --- --- --- --- --- --- --- ---
Maximum Surrender Charge per $1,000
 of Face Amount....................  $47 $44 $42 $39 $37 $35 $33 $31 $29 $27 $25

  In all cases, the annualized premium amount to which the Surrender Charge applies is calculated based on the premium payment frequency you are using at the time. Therefore, if you are paying your basic scheduled premiums in quarterly installments rather than annually at the time you surrender your Policy, the dollar amount of your Surrender Charge may be higher because the dollar amount of an annual basic scheduled premium is somewhat higher if you pay it in installments rather than once a year.

  In the case of a partial surrender or reduction in face amount, the Surrender Charge is deducted from the Policy's cash value in an amount proportional to the amount of the face amount surrendered. (See "Partial Surrender" and "Partial Withdrawal".)

  The Surrender Charge is deducted from the Policy's available cash value, regardless of whether the cash value comes from scheduled premiums, unscheduled payments, or investment experience. If the applicable Surrender Charge amount exceeds the available cash value, there will be no proceeds paid to you on surrender or lapse.

  The Surrender Charge covers the following expenses: developmental costs associated with the Policies (such as actuarial, legal, systems and other overhead costs), underwriting, and marketing and other distribution expenses.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each policy month, starting with the Policy Date, NELICO will make a deduction (the "Monthly Deduction") from your cash value for these charges:

  (i) an administrative charge, currently equal to $0.10 per $1,000 of Policy face amount (guaranteed not to exceed $0.12 per $1,000 of face amount). For all Policies with a face amount of at least $250,000 and for Policies issued in a business situation or to a tax-qualified pension plan if either the average face amount for the group is at least $250,000 (where fewer than 25 persons are covered) or the average face amount is at least $150,000 (where 25 or more persons are covered), the monthly administrative charge is currently $0.06 per $1,000 of face amount rather than $0.10; and

  (ii) a minimum death benefit guarantee charge of $0.01 per $1,000 of Policy face amount. This charge compensates NELICO for its guarantee that, regardless of the investment experience of the Policy's sub-accounts, the Policy's death benefit will never be less than the face amount, provided that all required scheduled premiums have been paid when due. (See "Adjustments to the Death Proceeds Payable".)

  If there is an outstanding loan under your Policy and the net cash value is not large enough to cover the full amount of the Monthly Deduction in any month, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. The cost of providing insurance protection under your Policy is deducted from your Policy's cash value at the beginning of each policy month, beginning with the Policy Date. The cost of insurance charge for a policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that policy month. The amount at risk is determined on the first day of the policy month after the Monthly Deduction has been processed and is the amount by which the death benefit (discounted at the monthly equivalent of 4.5% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy will change from month to month.

  If a Policy loan is outstanding and your Policy's net cash value is not large enough to cover the cost of insurance charge for a policy month, the difference between the net cash value available and the cost of insurance charge will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The guaranteed cost of insurance rates for a Policy depend on the insured's underwriting class, age on the first day of the Policy year and sex (if the Policy is sex-based). The current cost of insurance rates for a given Policy will also depend on the insured's issue age and the Policy's face amount at issue and duration. In addition, for Policies sold in a business situation or to a tax-qualified pension plan, current cost of insurance rates may depend on the average face amount of Policies sold to the group and on the number of lives in the group. The rates are guaranteed not to be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"), with smoker/nonsmoker modifications. For Policies issued on juvenile insureds, the rates are guaranteed not to be higher than rates based on the 1980 CSO Tables. The rates actually used may be lower than these maximum rates, depending on NELICO's expectations regarding future mortality and expense experience, lapse (or other termination) rates and investment earnings. NELICO reviews the adequacy of its current cost of insurance rates periodically and may adjust them. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  For standard issues, the underwriting classes used for determining current cost of insurance rates are smoker, nonsmoker, nonsmoker preferred, nonsmoker residual and, for Policies issued on juvenile insureds (that is, insureds with an issue age of zero through 19), standard. Substandard Policies and automatic issue Policies use the same smoker and nonsmoker standard rates and, for juveniles, standard rates, but require an extra premium as part of the Policy's total scheduled premium.

  Availability of the three nonsmoker classes varies. For fully underwritten Policies with a face amount of $250,000 or more and where the insured's issue age is 20 through 75, the standard nonsmoker underwriting classes are nonsmoker preferred and nonsmoker residual. For all other underwritten Policies (including any Policy where the insured's issue age is above 75), only the nonsmoker class is used. Among these three nonsmoker classes, the nonsmoker preferred class generally offers the most favorable rates on a current basis and the nonsmoker residual class generally offers the least favorable rates on a current basis.

  Cost of insurance rates are generally more favorable for nonsmoker than for smoker insureds and generally more favorable for female than for male insureds. Within a given underwriting class, cost of insurance rates are generally more favorable for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with certain employee benefit plans, cost of insurance rates (and Policy values and benefits) will not vary based on the sex of the insured.

  Currently, cost of insurance rates will be more favorable for a Policy if the face amount is at least $250,000, unless, in the case of an underwritten Policy, the insured is assigned to the nonsmoker residual class. In addition, for Policies with a face amount below $250,000 which are issued in a business situation or to a tax-qualified pension plan, current cost of insurance rates will be more favorable if either (1) the average face amount for the group is at least $250,000, where fewer than 25 persons are covered, or (2) the average face amount is at least $150,000, where 25 or more persons are covered.

  NELICO offers Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimal evidence of insurability. Because only limited underwriting information is obtained, NELICO has determined that Policies issued on an automatic issue basis may present additional mortality cost to NELICO compared to underwritten Policies. NELICO will charge an additional premium for automatic issue Policies. The amount of the premium will depend on the issue age of the insured and may also depend on the smoker status of the insured, the Policy's face amount, or the size of the group and the average Policy face amount for the group. The additional premium will be deducted from the scheduled premium in the same manner as under a substandard risk Policy before the net scheduled premium is allocated to the Variable Account. Under automatic issue Policies, the overall charges for insurance protection, including the extra premium, will be higher than under a comparable underwritten Policy issued in a standard class. This means that an insured may be able to obtain individual, underwritten insurance coverage at a lower overall cost. The overall guaranteed maximum monthly cost of insurance charges, including the extra premium, will exceed charges based on 100% of the 1980 CSO Tables.

  Eligible group or sponsored arrangements may choose to purchase Policies on a simplified underwriting basis either as an alternative to automatic issue or for amounts of insurance which exceed NELICO's automatic issue limits, but may not choose automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates and basic scheduled premiums as fully underwritten Policies. Currently NELICO does not intend to charge an additional premium for coverage issued on a simplified issue basis unless the insured is in a substandard risk class.

  CHARGES UNDER THE SPECIAL PREMIUM OPTION. If you use the Special Premium Option to skip a scheduled premium payment, NELICO will deduct from the Policy's cash value the amount of the Policy's annual administrative charge that was due with the scheduled premium, as well as any premiums due for rider benefits and substandard risk or automatic issue status. The amount deducted for all of these charges will be 91% of the amount that was due with the scheduled premium payment. (See "Special Premium Option".) These charges will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each sub-account.

  CHARGES FOR ADDITIONAL SERVICES. NELICO reserves the right to charge Policy Owners a nominal fee, which will be billed directly to the Policy Owner, in the event that a Policy re-issue or re-dating is requested.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NELICO charges the sub-accounts of the Variable Account for the mortality and expense risks that NELICO assumes. Currently, the charge is made daily at an annual rate of .60% of the sub-accounts' assets. NELICO reserves the right to increase the charge, up to a maximum annual rate of .90%. The mortality risk NELICO assumes is that insureds may live for shorter periods of time than NELICO estimated. The expense risk is that NELICO's costs of issuing and administering the Policies may be more than NELICO estimated.

  CHARGES FOR INCOME TAXES. NELICO currently makes no charge for income taxes against the Variable Account, but in the future NELICO may impose such a charge, if appropriate. (See "Charge for NELICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. The series (other than the Capital Growth Series) are advised by TNE Advisers, Inc., an affiliate of NELICO. Under a voluntary expense cap by TNE Advisers for each of the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, and Westpeak Growth and Income Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets: for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series (other than the Capital Growth Series) TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit up until two years after the end of the fiscal year in which the expense was incurred. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses for 1997, (for the Goldman Sachs Midcap Value Series, anticipated expenses for 1998), after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                   BACK     BACK
                                   BAY      BAY      BACK            WESTPEAK LOOMIS
                                 ADVISORS ADVISORS   BAY    WESTPEAK  GROWTH  SAYLES
                         CAPITAL   BOND    MONEY   ADVISORS  STOCK     AND     SMALL
                         GROWTH   INCOME   MARKET  MANAGED   INDEX    INCOME    CAP
                         SERIES   SERIES   SERIES   SERIES  SERIES*   SERIES  SERIES*
                         ------- -------- -------- -------- -------- -------- -------
Management Fee..........  .63%     .40%     .35%     .50%     .25%     .70%    1.00%
Other Expenses..........  .04%     .12%     .10%     .11%     .15%     .12%      --
                          ----     ----     ----     ----     ----     ----    -----
  Total Series Operating
   Expenses.............  .67%     .52%     .45%     .61%     .40%     .82%    1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                GOLDMAN
                                 SACHS    LOOMIS  MORGAN STANLEY  DAVIS  ALGER
                                 MIDCAP   SAYLES  INTERNATIONAL  VENTURE EQUITY
                                 VALUE   BALANCED     MAGNUM      VALUE  GROWTH
                                SERIES** SERIES*  EQUITY SERIES* SERIES* SERIES
                                -------- -------- -------------- ------- ------
Management Fee.................   .75%     .70%        .90%       .75%    .75%
Other Expenses.................   .15%     .15%        .40%       .15%    .12%
                                  ----     ----       -----       ----    ----
  Total Series Operating Ex-
   penses......................   .90%     .85%       1.30%       .90%    .87%

--------

 * Absent the applicable expense cap or expense deferral arrangement (described above), Total Series Operating Expenses for the year ended December 31, 1997 would have been as follows: Westpeak Stock Index Series, .43%; Goldman Sachs Midcap Value Series, .86%; Loomis Sayles Small Cap Series, 1.14%; Loomis Sayles Balanced Series, .86%; and Morgan Stanley International Magnum Equity Series, 1.59%. Total Operating Expenses for the Davis Venture Value Series would have been 0.85% of average daily net assets; however, pursuant to the expense deferral arrangement, 0.05% was carried over from a previous year in which operating expenses exceeded the limit.

** Anticipated annual operating expenses for the Goldman Sachs Midcap Value
   Series are based on the management fee approved by shareholders of the Series that became effective on May 1, 1998, and other expenses actually incurred for the Series for 1997.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1997, the total operating expenses incurred by the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Equity-Income..................................    .50%      .08%       .58%*
Overseas.......................................    .75%      .17%       .92%*
High Income....................................    .59%      .12%       .71%
Asset Manager..................................    .55%      .10%       .65%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. Had these reductions been included, total annual expenses would have been .57% for Equity-Income Portfolio, .90% for Overseas Portfolio and .64% for Asset Manager Portfolio.

  Affiliates of Fidelity Management & Research Company compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP Fund and VIP Fund II. Such compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products issued by NELICO and its affiliates.

GROUP OR SPONSORED ARRANGEMENTS

  The Policies may be issued to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are tax-qualified pension plans and non-tax qualified deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of the Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NELICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance (including automatic issue premiums), mortality and expense risk charge, administrative, minimum death benefit guarantee, and/or federal and state premium tax charges described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NELICO will waive or reduce these charges according to its rules in effect when the Policy application is approved. To qualify for a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability, the purposes for which the Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales and administrative effort resulting from sales to qualifying group or sponsored arrangements. NELICO may modify from time to time both the amounts of reductions and the criteria for qualification. Reductions in or waiver of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies providing values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, NELICO offers Policies that do not vary based on the sex of the insured for use in connection with certain employee benefit programs. NELICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

                                   PREMIUMS

SCHEDULED PREMIUMS

  Scheduled premium payments for the Policy are generally required until the insured reaches age 100. The scheduled premium amount will depend on the Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, the premium payment schedule you select, and any rider benefit premiums.

  The underwriting classes used for setting the scheduled premium amount are smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard, automatic issue and, for juvenile insureds, standard and substandard. Scheduled premiums for substandard and automatic issue classes reflect additional premiums that are charged for Policies in those categories. Scheduled premiums are generally higher for males than for females and generally higher for smokers than for nonsmokers. Scheduled premiums are also generally higher for Policies issued on older insureds.

  Scheduled premiums can be paid on an annual, semi-annual or quarterly schedule or, with NELICO's consent, monthly. The premium payment schedule you select will affect the total amount of premium you pay in a policy year. The total premium paid is highest if you select the monthly frequency and lowest if you select the annual frequency. The payment schedule will also affect the Policy's cash value and tabular cash value and, therefore, may affect the death benefit.

  You can change your premium payment schedule at any time by sending your request for change to NELICO's Home Office. If you change to a less frequent payment schedule (e.g. from quarterly to annual), the change will go into effect on the next premium due date under the new schedule. Until then, you will continue to make payments under the old schedule; NELICO will not accept an advance payment of the remaining scheduled premiums due for the policy year under the old schedule, that is, you cannot pay the balance of any premium mode. If you change to a more frequent payment schedule (e.g. from annual to quarterly), the change will go into effect on the next premium due date under the original schedule. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  You may make scheduled payments by check or money order. You may also choose to have NELICO withdraw your scheduled premium payments from your bank checking account or New England Cash Management Trust account. (This service is known as the Master Service Account arrangement, or "MSA". Scheduled payments made through MSA may be maintained by NELICO or an affiliate in the general account pending their due date.)

  Scheduled premiums are due at NELICO's Home Office or a NELICO agency on or before their due dates. NELICO will allocate net scheduled premiums, after the first, to your Policy's sub-accounts on the premium due dates, not when they are received. If you use the Special Premium Option to skip a scheduled premium payment or if you miss a required scheduled premium payment, however, NELICO will withdraw from the Variable Account the net scheduled premium that it advanced, adjusted for the net investment experience of the Policy's sub-accounts since the due date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  A credit will be applied to the initial scheduled premium under a Policy converted from certain term insurance that was issued by New England Mutual, NELICO or NELICO's affiliates and also to scheduled premiums under a Policy issued to a Home Office employee of NELICO on the life of the employee, if the employee has worked for NELICO for at least one year.

UNSCHEDULED PAYMENTS

  Within the limits described below, you may make unscheduled payments as long as the Policy has not lapsed. NELICO may require satisfactory evidence of insurability before accepting the payment. In addition, NELICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. NELICO will not accept an unscheduled payment if the Policy's scheduled premiums are being waived under a waiver of premium rider. (See "Additional Benefits by Rider".) NELICO also reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering a substandard risk insured or under an automatic issue Policy. An unscheduled payment must be at least $10 if made pursuant to the Master Service Account or certain other monthly payment arrangements, and otherwise must be at least $25.

  You may ask NELICO to include on your premium notice for the policy anniversary a planned unscheduled payment amount in addition to the scheduled premium, subject to NELICO's rules. Subject to NELICO's rules, you may choose to have NELICO withdraw unscheduled payments from your bank checking account or New England Cash Management Trust account (i.e. the Master Service Account arrangement) if you are using this facility to pay scheduled premiums under the Policy.

  If your Policy has a level term insurance rider and you are paying premiums on the annual mode or by means of the Master Service Account arrangement, you may choose to have NELICO bill you (or deduct from your bank checking account or New England Cash Management Trust account) a single level amount (the "Annual Level Billing Option") each year that is sufficient to cover the scheduled premium due plus the increasing premium for the level term insurance rider. Under the Annual Level Billing Option, a portion of the level billing amount will be allocated to your Policy as an unscheduled payment. The amount that is allocated as an unscheduled payment will decrease each year as the cost of the level term insurance rider goes up. You may need to recalculate your Annual Level Billing Amount as the premium for the level term insurance rider increases.

  Under any of these billing options, the total of all premiums and payments made could cause the Policy to become a "modified endowment contract". You should consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  NELICO will allocate an unscheduled payment to your Policy's sub-accounts as of the date the payment is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. NELICO will treat payments made under the Policy in the following way. Payments accompanied by a premium notice, and payments received by NELICO during the period from 25 days before the premium due date to 31 days after the due date, whether or not accompanied by a premium notice, will be applied first to payment of the scheduled premium due, next to pay any loan interest due, and any balance will be applied as an unscheduled payment as of the date it was received. (However, any payment which is less than the amount of the scheduled premium due will be treated as an unscheduled payment.) All other payments will be treated as unscheduled payments. If the Policy lapses and you made an unscheduled payment during the grace period which was insufficient to pay the premium due, the unscheduled payment will be refunded to you.

  If you pay premiums monthly, including by means of the Master Service Account arrangement, payments will be credited as agreed by you and NELICO. Payments made through the MSA arrangement may be maintained by NELICO or an affiliate in the general account pending crediting. Billing and crediting procedures for certain group or sponsored arrangements may differ from those used for other Policy Owners.

  If you have a policy loan, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) A payment will not be treated as repayment of a policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  When you apply for a Policy, or at a later date while the Policy is not lapsed, you may elect the Special Premium Option. This feature allows you to skip a scheduled premium payment or payments after the first policy year, under the following conditions.

  If the scheduled premium has not been paid by the end of the grace period, the Policy will not lapse if the Policy's cash value on the premium due date (before NELICO advanced the net premium due) exceeded the tabular cash value by at least the amount of the scheduled premium due, including any rider and substandard risk or automatic issue premiums due. The Special Premium Option may not be used, however, if, immediately afterward, the amount of any outstanding policy loan plus accrued interest would exceed the Policy's loan value.

  If the Special Premium Option is used, it will reduce the Policy's cash value (and loan value) because NELICO will deduct from the cash value, as of the premium due date, 91% of the portion of the annual administrative charge, and of any rider, substandard risk or automatic issue premiums, that were due. These amounts will be deducted from the Policy's sub-accounts in proportion to the Policy's cash value in each. (NELICO will also withdraw the net scheduled premium that it advanced to the Policy, adjusted for the net investment experience of the Policy's sub-accounts since the due date.)

  If you have elected both the Special Premium Option and the automatic premium loan feature, NELICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan. (See "Automatic Premium Loan".)

  You may cancel the Special Premium Option and, generally, re-elect it at any time. The Special Premium Option is not available to you, however, while you are paying premiums by means of the Master Service Account arrangement.

AUTOMATIC PREMIUM LOAN

  You may elect an automatic premium loan feature. Under this feature, if you have not paid a required scheduled premium by the end of the grace period, your Policy's available loan value will be used to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. However, no premium loan will be made if the Policy's loan value is not adequate to pay at least a quarterly premium. Interest on the loan will be charged from the premium due date. Like other policy loans, an automatic premium loan can result in an excess policy loan. (See "Loan Provision".) An automatic premium loan will not be made if you have elected the Special Premium Option and can skip the scheduled premium payment under that option.

DEFAULT AND LAPSE OPTIONS

  If you have not paid a required scheduled premium by the due date, then the premium is in default, but the Policy provides a 31 day grace period for payment of the scheduled premium due. During the grace period insurance coverage continues under your Policy, but if the insured dies before the premium is paid, NELICO will deduct from the death proceeds the portion of the unpaid premium for the period prior to the date of death.

  For 60 days after the due date of a premium in default, NELICO will not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. If the premium in default is paid, these deductions will be made retroactively. If you surrender the Policy while the premium is in default, the full Monthly Deduction and a prorated cost of insurance charge will be deducted from the proceeds.

  There are three lapse options that may be available to you under your Policy. They are: Fixed Extended Term Insurance, Fixed Paid-Up Insurance and Variable Paid-Up Insurance.

  Fixed Extended Term Insurance is fixed benefit life insurance for a limited term with no further premiums due. The death benefit under this option will be the same as the amount of your Policy's death benefit on the due date of the premium in default. The term of the insurance coverage is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest but before the Monthly Deduction and cost of insurance charge), less any partial surrenders or partial withdrawals made during the grace period. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance. Fixed Extended Term Insurance is not available if your Policy is in a substandard or automatic issue class, or is used in connection with a tax-qualified pension plan.

  If Fixed Extended Term Insurance is available under your Policy, it is the lapse option which will automatically apply upon lapse unless you have elected Fixed or Variable Paid-Up Insurance. Even if you have elected Fixed Extended Term Insurance, however, if Fixed Paid-Up Insurance would provide a greater death benefit, that is the lapse option which will apply.

  Paid-Up Insurance is permanent life insurance with no further premiums due. The amount of insurance provided is determined by applying the Policy's NET cash value as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge, and by any outstanding policy loan plus accrued interest but before the Monthly Deduction and cost of insurance charge), less any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the current age of the insured. Loans are available under a Policy continued as Paid-Up Insurance.

  You may select a lapse option, or change your selection, by written request to NELICO's Home Office at any time up to 60 days after the due date of the premium in default. Certain conditions apply to the selection of Variable Paid-Up Insurance. (See "Variable Paid-Up Insurance" below.)

  VARIABLE PAID-UP INSURANCE. Variable Paid-Up Insurance is available as a lapse option (with NELICO's consent) if the NET cash value of your Policy as of the due date of the premium in default (that is, the cash value reduced by any applicable Surrender Charge and by any outstanding policy loan plus accrued interest but before the Monthly Deduction and cost of insurance charge) less any partial surrenders or partial withdrawals made during the grace period, is sufficient, when used as a net single premium at the insured's current age, to purchase paid-up insurance with an initial face amount at least equal to $5,000. If you have elected Variable Paid-Up Insurance and your Policy's net cash value is not adequate to purchase this minimum amount of insurance, then Fixed Paid-Up Insurance will be provided instead. Variable Paid-Up Insurance is not available under Policies in a substandard or automatic issue class unless NELICO consents.

  The death benefit under Variable Paid-Up Insurance can vary monthly and the cash value can vary daily, depending on the net investment experience of the Policy's sub-accounts (and on the interest earned on any of the Policy's cash value in the Fixed Account). The death benefit will never be less than the initial amount of the Variable Paid-Up Insurance, however, if there is no outstanding policy loan. There is no minimum guaranteed cash value for a Policy continued as Variable Paid-Up Insurance.

  The death benefit provided under Variable Paid-Up Insurance is predetermined at the end of each policy month for the following policy month. The death benefit is the greater of the initial face amount of Variable Paid-Up Insurance and the Variable Death Benefit. The Variable Death Benefit can increase or decrease at the end of each policy month, depending on how the Policy's actual investment experience for the month (plus any cost of insurance adjustment) compares to investment experience at the monthly equivalent of 4.5% per year. If the actual investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment, is greater than the monthly equivalent of 4.5% per year, the Variable Death Benefit will increase. If it is less, the Variable Death Benefit will decrease. The change in the Variable Death Benefit will equal this difference between the actual return (plus any cost of insurance adjustment) and the assumed return, divided by the net single premium per dollar of death benefit at the current age of the insured. The cost of insurance adjustment reflects any difference between the actual and the guaranteed maximum cost of insurance charges under the Policy. Thus, changes in the Variable Death Benefit will depend on the age, sex (unless the Policy is unisex) and underwriting class of the insured as well as on net investment experience.

  Although the death benefit provided by Variable Paid-Up Insurance will not be less than the initial amount of insurance under the option regardless of investment experience, the Variable Death Benefit can be higher or lower than the initial amount. Changes in the Variable Death Benefit are carried forward to succeeding policy months, so that if investment experience has reduced the Variable Death Benefit below the initial amount of Variable Paid-Up Insurance, subsequent favorable investment experience must first restore the Variable Death Benefit to the initial amount before it can cause the Variable Death Benefit to exceed the initial amount of Variable Paid-Up Insurance.

  The initial cash value of a Policy continued as Variable Paid-Up Insurance is its NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, the cash value is determined in the same manner as it is prior to lapse, except that the charge for the cost of insurance is deducted at the end of the policy month rather than at the beginning, and there is no Monthly Deduction. Since there are no Monthly Deductions, generally the cost of insurance rates actually charged under a Policy continued as Variable Paid-Up Insurance are somewhat higher than they are under the Policy prior to lapse. Cost of insurance rates under a Policy continued as Variable Paid-Up Insurance depend on the insured's underwriting class, attained age and sex (if the Policy is sex-based).

  No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-Up Insurance. You may surrender the Policy for its net cash value, which is its cash value reduced by any outstanding loan (and accrued interest) and by a pro rated charge for the cost of insurance, if the surrender occurs on a day other than the last day of the policy month. The amount available for a policy loan under a Policy continued as Variable Paid-Up Insurance is determined in the same way as prior to lapse. An excess policy loan may cause a Policy continued as Variable Paid-Up Insurance to lapse. (See "Loan Provision".) The Policy provides that you may transfer the cash value of a Variable Paid-Up Insurance Policy among the sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, NELICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally will require evidence of insurability that is satisfactory to NELICO.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" once 15 days have passed since the date NELICO mailed the confirmation of the first premium. NELICO will make the loan as of the date when a loan request is received at NELICO's Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact NELICO's Home Office or your registered representative for information regarding the procedures to follow for requesting a loan. Policy loans are not available under a Policy continued as Fixed Extended Term Insurance.

  The Policy's loan value is equal to 90% of the Policy's cash value, projected at a 4.5% annual rate to the next policy anniversary (or to the next premium due date, if earlier); less the Surrender Charge on the next loan interest due date or, if greater, on the date the loan was made; and discounted at the loan interest rate (6%). If required by state law, the Policy's loan value may be a greater percentage of the cash value, as described in your Policy. The amount of loan value available to be borrowed at any time is reduced by the amount of any outstanding policy loan plus accrued interest.

  The example below illustrates how the loan value is determined.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-56 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.57%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                              ANNUAL  QUARTERLY
                                                              ------- ---------
   (1) Cash Value after Premium Payment on 10th Policy
        Anniversary.........................................  $15,500  $14,396
   (2) Cash Value Projected at a Constant Annual Rate of
        Return of 4.5% to the
       (a) 11th Policy Anniversary..........................   15,661
       (b) Next Premium Due Date............................            14,422
   (3) 90% of Amount Calculated in (2)......................   14,095   12,980
   (4) Amount Calculated in (3), Reduced by the Applicable
        Surrender Charge....................................   13,793   12,678
   (5) Amount Calculated in (4), Discounted at an Annual
        Rate of 6% Back to the 10th Policy Anniversary......   13,012   12,490

-------------------------------------------------------------------------------

  A policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, policy loans and loan repayments are attributed to the sub-accounts in proportion to the cash value in each.

  The interest rate charged on policy loans is an effective rate of 6% per year (using simple interest during the year) and is due on the policy anniversary. If not paid, the interest accrued on the loan is added to the loan, and an amount equal to the unpaid interest is deducted from the Policy's cash value in the sub-accounts. The amount taken from the Policy's sub-accounts as a result of the loan will earn interest (compounded daily) at an effective rate of not less than 4.5% per year. The rate currently credited is 4.75% per year. This interest earned is credited to the Policy's sub-accounts annually, in proportion to the cash value in each.

  The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, the death benefit and cash value of the Policy can be permanently affected by a policy loan, even if it is repaid. In addition, any proceeds payable under a Policy are reduced by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums and Unscheduled Payments".)

  If policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next policy loan interest due date (or, if greater, on the date the calculation is made), NELICO will notify you that the Policy is going to terminate. (This situation is referred to as an "excess policy loan". NELICO tests for an excess Policy loan on each monthly processing date and in connection with certain other Policy processing transactions.) The Policy will terminate without value 31 days after the notice is mailed unless the excess amount is paid to NELICO within that time. (See "Default and Lapse Options".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request conforming to NELICO's administrative procedures. The net cash value of the surrendered Policy will be determined as of the date when a surrender request is received at NELICO's Home Office. The net cash value equals the cash value reduced by any policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) You may elect in writing to have all or part of the net cash value applied to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender will cause a proportionate reduction in the Policy's face amount, tabular cash value, death benefit and basic scheduled premium. No partial surrender may reduce the face amount below the Policy's required minimum except with NELICO's consent.

  Any Surrender Charge that applies to a partial surrender will be deducted from the Policy's cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied will reduce any remaining Surrender Charge under your Policy.

  If your Policy has the Option 2 death benefit, you may make a partial withdrawal of the amount by which the Policy's cash value exceeds its tabular cash value. If there is a policy loan outstanding, the amount of the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal will reduce the Policy's Option 2 death benefit and cash value but will not affect its face amount or scheduled premium level. No Surrender Charge will apply.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy illustrated on page A-57, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the Policy. Before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

                                  AT HYPOTHETICAL AT HYPOTHETICAL AT HYPOTHETICAL
                                     0% RETURN       6% RETURN      12% RETURN
                                  --------------- --------------- ---------------
   (1) Cash Value at the 20th
        anniversary, before
        premium payment........       $17,221         $34,508         $71,676
   (2) Tabular Cash Value......        31,093          31,093          31,093
   (3) Maximum
        Withdrawal = (1) - (2).             0           3,415          40,583

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the death benefit will increase above the face amount if the cash value exceeds the tabular value after the premium payment due on the 20th policy anniversary is paid and monthly charges are deducted.

-------------------------------------------------------------------------------

  If you have a Policy with the Option 2 death benefit and you request a portion of the cash value, unless you specify that you wish a partial surrender only, the request will be treated as a partial withdrawal first. Any portion of the cash value requested that cannot be provided by means of a partial withdrawal will be supplied by means of a partial surrender. In this way your Surrender Charge costs will be minimized.

  If you have a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount to satisfy tax law requirements. The amount you may withdraw is limited to the cash value, less the face amount multiplied by the net single premium per $1 of death benefit at the insured's current age. If there is a policy loan outstanding, the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with the Option 1 death benefit will reduce the Policy's death benefit (but not below the face amount) and cash value but will not reduce its face amount or affect its scheduled premium level. A partial withdrawal under a Policy with the Option 1 death benefit will always reduce the death benefit by more than the cash value is reduced. No Surrender Charge will apply.

-------------------------------------------------------------------------------

  EXAMPLE: Using the Policy with $100,000 face amount illustrated on page A-56 assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned constant hypothetical gross annual rates of return of 0%, 6% and 12%. These hypothetical rates are illustrative only and may not reflect the rates of return you would realize under the policy. The amount available for withdrawal is calculated as of the 20th policy anniversary.

  At the hypothetical 0% and 6% returns, no portion of the cash value may be withdrawn.

  At the hypothetical 12% return, before the premium payment on the 20th policy anniversary, the maximum amount that can be withdrawn is as follows:

   (1) Cash Value at the 20th anniversary, before premium payment....    $72,759
   (2) Net Single Premium per $1 at age 60...........................  .47737875
   (3) Face Amount X .47737875.......................................    $47,738
   (4) Maximum Withdrawal = (1) - (3)................................    $25,021

  The death benefit immediately after the withdrawal is temporarily reduced to the initial face amount. However, the premium payment due on the 20th policy anniversary increases the death benefit above the face amount in order to satisfy Federal tax law requirements.

-------------------------------------------------------------------------------

  The total number of partial surrenders and partial withdrawals you may make in one policy year is limited to four, unless NELICO consents to more. You should be aware that amounts withdrawn may not be reinvested in the Policy except as scheduled premiums or unscheduled payments, which are subject to the charges described under "Deductions From Premiums and Unscheduled Payments".

  A partial withdrawal or partial surrender will reduce the Policy's cash value in the sub-accounts in proportion to the amount of cash value in each, unless you request otherwise. The amount of net cash value paid upon partial surrender or partial withdrawal will be determined as of the date when a request conforming to NELICO's administrative procedures is received at NELICO's Home Office. NELICO's administrative procedures can be determined by contacting your registered representative or the Home Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". If you are contemplating a partial surrender or partial withdrawal, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  The Policies offer a feature (in states where it has been approved by the State insurance department) that allows you to reduce the face amount of your Policy without receiving a distribution of any of the Policy's cash value. (This feature differs from a partial surrender in that a partial surrender causes part of the Policy's cash value to be distributed to you.)

  If you decrease the face amount of your Policy, the premiums and tabular cash value will also be decreased. Your Policy's actual cash value will not be reduced except by the amount of any applicable Surrender Charge. Generally, the Policy's death benefit will be decreased. However, if the death benefit at the time you elect a face amount reduction is being determined by dividing the cash value by the net single premium per dollar of death benefit, the death benefit will not be decreased unless a Surrender Charge was deducted from the cash value in connection with the face amount reduction. Any rider benefits attached to the Policy may also have to be decreased. The face amount remaining after a reduction will have to meet NELICO's minimum face amount requirements for issue, except with NELICO's consent.

  A face amount reduction will take effect as of the date when NELICO has received a request at its Home Office meeting NELICO's administrative requirements. You can determine NELICO's administrative requirements by contacting your registered representative or the Home Office.

  A death benefit reduction may cause a Policy to become a "modified endowment contract". (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NELICO may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special circumstances exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NELICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, AND (2) NELICO BELIEVES THAT THE RIDER WILL MEET THE DEFINITION OF AN ACCELERATED DEATH BENEFIT FOR FEDERAL INCOME TAX PURPOSES AND (3) NELICO BELIEVES THAT THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider and by the Internal Revenue Code, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NELICO.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You may allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. The Policy provides that a minimum of 10% of the premium or payment must be allocated to each sub-account selected and that percentages allocated must be in whole numbers; currently, however, NELICO is waiving the requirement of a 10% minimum and will permit any whole percentage to be allocated to a sub-account. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You will make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when NELICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  Once 15 days have passed since the date NELICO mailed the confirmation of the first premium, the Policy provides that you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NELICO's consent. NELICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NELICO receives the transfer request at its Home Office. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NELICO's Home Office or by telephoning NELICO. To request a transfer or reallocation by telephone, you should contact your registered representative or contact NELICO at 1-800-200-2214. Requests for transfers (up to NELICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NELICO will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by NELICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NELICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, NELICO offers a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. This rider may not be approved in every state and therefore may not be available in every state. Your registered representative can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NELICO will ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after receipt at the Home Office of a request, or proof of death of the insured, in a form satisfactory to NELICO. (See "Receipt of Communications and Payments at NELICO's Home Office".) However, NELICO may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NELICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NELICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NELICO may also delay payment if it considers whether to contest the Policy. NELICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NELICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NELICO has the right to delay such payments for up to six months from the date of the request. NELICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  During the first 24 months after the issue date of the Policy, if the Policy has not lapsed, you may exchange it for a fixed-benefit life insurance policy issued by NELICO or MetLife, as described below. The new policy will be issued on any plan of whole life or endowment insurance with a level face amount issued by NELICO on the Policy Date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy.

  The exchange will be made without evidence of insurability. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the variable life Policy had. For Policies issued in New York, you have the option of exchanging for a new, fixed-benefit policy with a face amount equal to the current death benefit of the exchanged Variable Life Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by NELICO which were in effect on the Policy Date of the original Policy. Any riders to the original Policy will be attached to the new policy if they are available. If NELICO does not have a policy available for an exchange, the new policy will be issued by MetLife. (To be available for the exchange, the new policy must have been available on the Policy Date of your variable life Policy.)

  The exchange will be effective on the date when NELICO receives written notice at its Home Office in a form satisfactory to NELICO, the Policy and payment to NELICO of any cost to exchange. (See "Receipt of Communications and Payments at NELICO's Home Office".) The cost to exchange will reflect any differences in premiums and cash values between the two policies. Any policy loan outstanding must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by NELICO or an affiliate. The terms and conditions applicable to the 24 month exchange option will also be applicable to this option. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option.

PAYMENT OPTIONS

  The Policy's death benefit and net cash value will be paid in one sum, unless the Policy Owner or payee chooses to put all or part of the proceeds under a payment option. You can choose a combination of payment options. The selection of a payment option and the naming of a payee must be in written form satisfactory to NELICO. You can make, change or revoke the selection before the death of the insured. The payment options available are fixed benefit options only; therefore, proceeds applied to an option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumptions used in determining payment levels under the options will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employee benefit plans and fringe benefit programs, the mortality assumptions will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest paid by NELICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. At the payee's death, any unpaid proceeds remaining are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest of at least 3.5% a year is paid monthly or added to the principal annually. At the death of the payee, or at the end of the period agreed to, the balance of principal and any interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus accrued interest of at least 3.5% a year are paid in an amount and at a frequency elected until total proceeds have been paid. Any amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  NELICO's consent to use of an option is required if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits provided by rider to the Policy, subject to NELICO's underwriting and issuance standards. These additional benefits usually require an additional premium. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTION TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured at certain times, without proof of insurability;

    GUARANTEED INCOME BENEFIT RIDER, which provides a monthly income payment (subject to a $1,000 maximum) directly to the Policy Owner in the event of the total disability of the insured. The Policy Owner must also purchase the Waiver of Scheduled Premiums--Disability of Insured Rider in order to purchase this rider. (Availability of the rider is subject to state insurance department approval.)

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS--DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the applicant;

    WAIVER OF SCHEDULED PREMIUMS--DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the applicant;

    TEMPORARY TERM INSURANCE, which provides for term insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides for insurance on the life of the insured's children for a defined period.

  Certain riders are available only for sex based Policies. Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate when the insured dies.

  The beneficiary is also named in the application. The beneficiary of the Policy may be changed at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NELICO and must be dated and signed by the Policy Owner making the change. The change will be subject to all payments made and actions taken by NELICO under the Policy before the signed change form is received by NELICO at its Home Office.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NELICO under the Policy before a signed copy of the assignment form is received at NELICO's Home Office. NELICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NELICO on January 31, 1983 under Delaware law and became subject to Massachusetts law when NELICO changed its domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for other NELICO variable life insurance policies in addition to the Policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account. However, both NELICO and the Variable Account are subject to regulation by the Massachusetts Insurance Commissioner and to the insurance laws and regulations in every jurisdiction where the Policies are sold.

  Although the assets of the Variable Account are owned by NELICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NELICO may conduct. NELICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NELICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NELICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NELICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NELICO's other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in a series of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the Zenith Fund

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Growth and Income Sub-Account, which invests in the Westpeak
     Growth and Income Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund

  -- The Zenith Venture Value Sub-Account, which invests in the Davis Venture
     Value Series of the Zenith Fund

  -- The Zenith Midcap Value Sub-Account, which invests in the Goldman Sachs
     Midcap Value Series (formerly the Loomis Sayles Avanti Growth Series) of the Zenith Fund

  -- The Zenith International Magnum Equity Sub-Account, which invests in the
     Morgan Stanley International Magnum Equity Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the VIP Fund

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of VIP Fund II

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established as an investment vehicle for separate investment accounts of NELICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of NELICO and MetLife that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same sub-adviser.

  The Zenith Back Bay Advisors Money Market Series' investment objective is the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the U.S. economy.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio of common stocks and fixed income securities.

  The Zenith Westpeak Growth and Income Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Goldman Sachs Midcap Value Series' investment objective is long-term capital appreciation. The Series invests, under normal circumstances, substantially all of its assets in equity securities of companies with public stock market capitalizations within the range of the market capitalizations of companies constituting the Russell Midcap Index at the time of investment.

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Normally, the Series will invest at least 65% of its assets in companies with market capitalization in the range of the market capitalization of those companies which make up the Russell 2000 index at the time of investment.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. The Series invests at least 25% of its assets in fixed income securities and, under normal market conditions, more than 50% of its assets in common stocks.

  The Zenith Morgan Stanley International Magnum Equity Series' investment objective is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers, in accordance with the EAFE country weightings determined by the series' sub-adviser. Under normal circumstances at least 65% of the total assets of the series will be invested in equity securities of issuers in at least three countries outside the United States.

  The Zenith Davis Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risks of currency fluctuation.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Midcap Value, Zenith Equity Growth, Zenith Venture Value, Zenith Growth and Income, Zenith Stock Index, Zenith International Magnum Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who have a long term time horizon and/or are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile than "large cap" stocks. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds taken alone traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate and could lose value if interest rates rise. Common stock prices, which have risen substantially at times, have also had periods of significant negative returns. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NELICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NELICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Magnum Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

          SERIES                      ADVISER                      SUB-ADVISER
          ------                      -------                      -----------
Capital Growth               Capital Growth Management
                             Limited
                             Partnership ("CGM")*
Back Bay Advisors Money
 Market                      TNE Advisers, Inc.        Back Bay Advisors, L.P.*
Back Bay Advisors Bond In-
 come                        TNE Advisers, Inc.        Back Bay Advisors, L.P.*
Back Bay Advisors Managed    TNE Advisers, Inc.        Back Bay Advisors, L.P.*
Westpeak Stock Index         TNE Advisers, Inc.        Westpeak Investment Advisors, L.P.*
Westpeak Growth and Income   TNE Advisers, Inc.        Westpeak Investment Advisors, L.P.*
Loomis Sayles Small Cap      TNE Advisers, Inc.        Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced       TNE Advisers, Inc.        Loomis, Sayles & Company, L.P.*
Morgan Stanley
 International Magnum
 Equity                      TNE Advisers, Inc.        Morgan Stanley Asset Management Inc.
Goldman Sachs Midcap Value   TNE Advisers, Inc.        Goldman Sachs Asset Management
Davis Venture Value          TNE Advisers, Inc.        Davis Selected Advisers, L.P.**
Alger Equity Growth          TNE Advisers, Inc.        Fred Alger Management, Inc.

--------
 * An affiliate of NELICO

** Davis Selected may also delegate any of its responsibilities to Davis
   Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Goldman Sachs Midcap Value Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. New England Mutual served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed New England Mutual's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser. The Goldman Sachs Midcap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. For more information about the series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  Fidelity Management & Research Company, the investment adviser for the VIP Fund and VIP Fund II, is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A FIXED ACCOUNT OPTION IS AVAILABLE UNDER THE POLICY IN STATES WHERE IT HAS BEEN APPROVED BY THE STATE INSURANCE DEPARTMENT. THE FIXED ACCOUNT MAY NOT BE APPROVED BY EVERY STATE INSURANCE DEPARTMENT AND THEREFORE IT MAY NOT BE AVAILABLE IN EVERY STATE.

  You may allocate net premiums and net unscheduled payments for your Policy, and may transfer your Policy's cash value, to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and NELICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NELICO's general account includes all the assets owned by NELICO, other than the assets in the Variable Account or in any other separate accounts that NELICO may establish. NELICO has sole discretion over the investment of assets in the general account, including the Fixed Account. Policy Owners who allocate cash value to the Fixed Account will not share in the actual investment experience of the Fixed Account. Instead, NELICO guarantees that cash values in the Fixed Account will earn interest at an effective annual rate of at least 4.5%. NELICO may from time to time credit interest at a higher rate than 4.5%, but it is under no obligation to do so. NELICO declares the current interest rate for the Fixed Account periodically. Your Policy cash values that are in the Fixed Account will earn interest daily.

  NELICO may vary the way in which it credits interest in the Fixed Account from time to time. The following is a description of NELICO's current method for crediting interest to cash value in the Fixed Account. All of your Policy's cash value in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. It will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NELICO. (Although NELICO's current practice is to credit your entire Fixed Account cash value on a policy anniversary with the most recently declared annual rate until the next anniversary, NELICO can select any portion, from 0% to 100%, of your Fixed Account cash value on a policy anniversary to earn interest at the most recently declared rate until the next policy anniversary.) Any net premiums or net unscheduled payments allocated or any portion of your Policy's cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NELICO's most recently declared rate until the next policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

  If you select the Fixed Account on the application, your Policy's cash value will not be allocated to the Fixed Account until 15 days after NELICO mails the confirmation of the initial premium. Until then, the net scheduled premium and any net unscheduled payment will be allocated to the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Right to Return the Policy".) The cash value transferred from the Money Market Sub-Account to the Fixed Account will be credited with NELICO's most recently declared rate of interest as of the date of the transfer until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account reflects the net premiums and net unscheduled payments allocated to the Fixed Account, net interest credited to cash value in the Fixed Account, any loans, partial surrenders or partial withdrawals made from the Fixed Account cash value, charges deducted, and any transfers of cash value to or from the Variable Account. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NELICO's general account (but outside of the Fixed Account) as a result of a policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. The Policy's tabular cash value will be calculated based on the assumption that the Policy's sub-accounts earned, and the Fixed Account credited, a 4.5% annual net rate of return. (See "Death Benefit" and "Tabular Cash Value".)

POLICY TRANSACTIONS

  NELICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4.5%. Otherwise, allocations of net premiums and net unscheduled payments to the Fixed Account are subject to the same percentage requirements that apply to the Variable Account. (See "Allocations of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals that apply to amounts in the Variable Account. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE PROCESSED ONLY IF NELICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS AFTER THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NELICO'S HOME OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NELICO's consent. NELICO currently allows 12 such transfers per policy year. Transfers out of the Fixed Account will not be counted against this limit. NELICO reserves the right to restrict transfers of cash value into the Fixed Account, if the effective annual rate of interest that would apply to the amount transferred is 4.5%.

  Unless you request otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value in the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the amount of the loan, however, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at not less than 4.5% per year (currently 4.75% per year), which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, partial surrenders and partial withdrawals will be taken only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts to provide the full amount requested, the balance of the partial surrender or partial withdrawal will be taken from the Fixed Account.

  NELICO has the right to delay transfers, withdrawals, surrenders, and policy loans from the Fixed Account for up to six months. Loans to pay premiums on policies issued by NELICO will not be delayed.

                        NELICO'S DISTRIBUTION AGREEMENT

  NELICO sells the Policies through agents who are licensed by state insurance officials to sell NELICO's variable life insurance policies. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, serves as the principal underwriter for the Policies under a Distribution Agreement between NELICO and New England Securities.

  Under the Distribution Agreement, NELICO pays the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  NELICO pays the following commissions and/or service fees to the selling agent: a maximum of 50% of the scheduled premium paid in the first policy year; a maximum of 5% of scheduled premiums in policy years two through ten; and a maximum of 2% of scheduled premiums paid thereafter. Agents receive a commission of 3% of each unscheduled payment. NELICO pays commissions for substandard risk and rider premiums, based on its rules in effect at the time of payment. Agents with less than four years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NELICO may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. It is the principal underwriter for the Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer on behalf of the registered representative will not exceed 50% of the scheduled premium in the first policy year, 5% in the second through tenth policy years, 2% in the eleventh through twentieth policy years and 3% of unscheduled payments. NELICO may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, the maximum amount of which may equal up to the amount of the basic commission for the particular Policy year. Commissions will be paid through the registered broker-dealer, which may also be paid additional compensation and/or be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, NELICO can challenge the validity of your Policy or a rider to your Policy based on misrepresentations made in the application. However, NELICO cannot challenge the Policy or a rider after it has been in force, during the insured's lifetime, for two years from the date of issue. NELICO cannot challenge the portion of the death benefit resulting from payment of an underwritten unscheduled payment for more than two years (during the insured's lifetime) from the date the unscheduled payment was received.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the application, the Policy's cash value and death benefit will be what the premiums paid and unscheduled payments made would have purchased, based on the insured's correct age and, if the Policy is sex-based, on the insured's correct sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less if required by state law), the death benefit will be limited to the scheduled premiums paid and unscheduled payments made, reduced by any outstanding policy loan plus interest and by any partial withdrawals or partial surrenders made (or such greater amount required by state law).

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NELICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NELICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NELICO believes that the Policy qualifies as a life insurance contract for federal income tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NELICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NELICO believes that payments received under an accelerated benefits rider it makes available will qualify as an accelerated death benefit under the Code. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) Pursuant to the Health Insurance Portability and Accountability Act of 1996, a payment that is treated as an accelerated death benefit for federal income tax purposes should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. If such payments do not qualify as an accelerated death benefit, their tax treatment would depend on whether or not the Policy is a modified endowment contract. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting a payment under this rider.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NELICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the cash value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience does not affect whether or not a Policy will become a modified endowment contract. Riders to the policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender, face amount reduction or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your registered representative can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under your Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NELICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NELICO's interpretation. NELICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if there were a substitution of the insured person or if certain other Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point (or limit your reduction of benefits). This may be the case, when the insured reaches very high ages, even if no unscheduled payments have been made for the Policy. The point at which you may have to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".)

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

    (b) Loans (including any unpaid interest) are considered distributions even if the amount borrowed is retained by NELICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

    (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NELICO or its affiliates to the same Policy Owner during any calendar year must be treated as one modified endowment contract.

    (e) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. In the case of a pre-death distribution (including a loan, partial surrender, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if NELICO or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income on the policy for all those policies will be aggregated and attributed to that distribution.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NELICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of additional guidance prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NELICO does not know what standards will be set forth in the additional guidance which the Treasury has stated it expects to be issued. NELICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401 of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

  NELICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive similar tax treatment, with certain modifications, as that described above for Policies subject to the Internal Revenue Code. For taxable years commencing after July 1, 1995, amounts in the nature of accelerated death benefits are excluded from gross income. The individual must be certified by a physician as terminally ill and prior approval of the Secretary of the Treasury must be obtained. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Policy.

CHARGE FOR NELICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NELICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. NELICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NELICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NELICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

  NAME AND PRINCIPAL                   PRINCIPAL BUSINESS EXPERIENCE
   BUSINESS ADDRESS                     DURING THE PAST FIVE YEARS
  ------------------                   -----------------------------
James M. Benson         President and Chief Executive Officer of NELICO since
                         1998; formerly, President and Chief Operating Officer
                         1997-1998 of NELICO; President and CEO 1996-1997 of
                         Equitable Life Assurance Society and COO of Equitable
                         Companies, Inc.; Senior Vice President 1993-1996 of
                         Equitable Life Assurance Society.
Susan C. Crampton       Director of NELICO since 1996 and serves as Principal of
 127 Tarbox Road         The Vermont Partnership, a business consulting firm
 Jericho, VT 05465       located in Jericho, Vermont since 1989; formerly,
                         Director 1989-1996 of New England Mutual.
Edward A. Fox           Director of NELICO since 1996 and Chairman of the Board of
 RR Box 67-15            SLM Holdings since 1997; formerly, Director 1994-1996 of
 Harborside, ME 04642    New England Mutual and Dean 1990-1994 of The Amos Tuck
                         School of Business Administration at Dartmouth College.
George J. Goodman       Director of NELICO since 1996 and author, television
 Adam Smith's Money      journalist, and editor.
 World
 50th Floor, Craig
 Drill Capital
 General Motors Build-
 ing
 767 Fifth Street
 New York, NY 10153

   NAME AND PRINCIPAL                    PRINCIPAL BUSINESS EXPERIENCE
    BUSINESS ADDRESS                      DURING THE PAST FIVE YEARS
   ------------------                    -----------------------------
Dr. Evelyn E. Handler...  Director of NELICO since 1996; formerly Director 1987-1996
 74 Tater Street           of New England Mutual and Executive Director and Chief
 Mount Vernon, NH 03057    Executive Officer 1994-1997 of the California Academy of
                           Sciences and Research Fellow and an Associate 1991-1994
                           of the Graduate School of Education at Harvard University
                           and a Senior Fellow at The Carnegie Foundation for the
                           Advancement of Teaching.
Philip K. Howard, Esq. .  Director of NELICO since 1996 and Partner of the law firm
 Howard, Darby & Levin     of Howard, Darby & Levin in New York City.
 1330 Avenue of the
 Americas
 New York, NY 10019
Harry P. Kamen..........  Director of NELICO since 1996 and Chairman of Metropolitan
 Metropolitan Life         Life Insurance Company since 1998; formerly, Chairman and
 One Madison Avenue        Chief Executive Officer 1997-1998; Chairman, President,
 New York, NY 10010        and Chief Executive Officer 1995-1997 and Chairman and
                           CEO 1993-1995 of Metropolitan Life.
Terence Lennon..........  Director of NELICO since 1996 and Senior Vice President of
 Metropolitan Life         Metropolitan Life Insurance Company since 1994; formerly,
 One Madison Avenue        Assistant Deputy Superintendent and Chief Examiner 1984-
 New York, NY 10010        1994 of the New York Insurance Department.
Bernard A. Leventhal....  Director of NELICO since 1996; formerly, Vice Chairman of
 Burlington Industries     the Board of Directors 1995-1998 of Burlington
 1345 Avenue of the        Industries, Inc.; President since 1978 and Corporate
 Americas                  Group Vice President since 1985 and Director since 1990
 New York, NY 10105        of Burlington Menswear Division.
Thomas J. May...........  Director of NELICO since 1996 and Chairman, President and
 Boston Edison Company     Chief Executive Officer of Boston Edison Company since
 800 Boylston Street       1994; formerly, Director 1994-1996 of New England Mutual;
 Boston, MA 02199          President and Chief Operating Officer 1993-1994 of Boston
                           Edison Co.
Stewart G. Nagler.......  Director of NELICO since 1996 and Senior Executive Vice
 Metropolitan Life         President and Chief Financial Officer of Metropolitan
 One Madison Avenue        Life Insurance Company since 1986.
 New York, NY 10010
Rand N. Stowell.........  Director of NELICO since 1996 and President of United
 United Timber Corp.       Timber Corp. of Dixfield, Maine; formerly, Director 1990-
 P.O. Box 650              1996 of New England Mutual.
 Pine Street
 Dixfield, ME 04224
Alexander B. Trowbridge.  Director of NELICO since 1996 and President of Trowbridge
 Trowbridge Partners       Partners, Inc. in Washington, DC; formerly, Director
 Inc.                      1983-1996 of New England Mutual.
 1317 F Street, NW,
 Suite 500
 Washington, D.C. 20004

                       EXECUTIVE OFFICERS OF NELICO

                           OTHER THAN DIRECTORS

                                     PRINCIPAL BUSINESS EXPERIENCE
        NAME                          DURING THE PAST FIVE YEARS
        ----                         -----------------------------
James M. Benson...... See Directors above
David W. Allen....... Senior Vice President of NELICO since 1996; formerly,
                       Senior Vice President 1994-1996 and Vice President 1990-
                       1994 of New England Mutual.

                                     PRINCIPAL BUSINESS EXPERIENCE
        NAME                          DURING THE PAST FIVE YEARS
        ----                         -----------------------------
Thom A. Faria.......  President, Career Agency System (a business unit of
                       NELICO) since 1996; formerly, Executive Vice President in
                       1996, Senior Vice President 1993-1996 of New England
                       Mutual.
Anne M. Goggin......  Senior Vice President and Associate General Counsel of
                       NELICO since 1997; formerly, Vice President and Counsel
                       of NELICO in 1996, Vice President and Counsel 1994-1996
                       and Second Vice President and Counsel 1988-1994 of New
                       England Mutual.
Daniel D. Jordan....  Second Vice President, Counsel and Secretary since 1996;
                       formerly, Counsel and Assistant Secretary 1990-1996 of
                       New England Mutual.
Richard D. Keidan...  Senior Vice President of NELICO since 1996; formerly, Vice
                       President 1994-1996 of Metropolitan Life (Chief Marketing
                       Officer of MetLife Brokerage) and Regional Sales and
                       Marketing Manager 1989-1994 of Phoenix Home Life.
Alan C. Leland, Jr..  Senior Vice President of NELICO since 1996; formerly, Vice
                       President 1984-1996 of New England Mutual.
Bruce C. Long.......  President, New England Annuities (a business unit of
                       NELICO) since 1996; formerly, President 1994-1996 New
                       England Annuities (a business unit of New England Mutual)
                       and Senior Vice President in 1994 of New England
                       Annuities; Vice President 1992-1994 of Keyport Life
                       Insurance.
George J. Maloof....  Senior Vice President of NELICO since 1996; formerly, Vice
                       President 1991-1996 of New England Mutual.
Thomas W. McConnell.  Senior Vice President of NELICO since 1996 and Director,
                       Chief Executive Officer and President of New England
                       Securities Corporation since 1993; formerly, National
                       Sales Manager 1993 of Alliance Fund Distributors;
                       National Sales Manager 1992-1993 of Equitable Capital
                       Securities.
Thomas W. Moore.....  Senior Vice President of NELICO since 1996; formerly, Vice
                       President 1990-1996 of New England Mutual.
Robert W. Powell....  President, Life Brokerage (a business unit of NELICO)
                       since 1996; formerly, Officer-In-Charge 1994-1996 of
                       MetLife Brokerage (a subsidiary of Metropolitan Life
                       Insurance Company) and Marketing Vice President 1988-1994
                       of MetLife.
Richard A. Robinson.  Second Vice President and chief accounting officer of
                       NELICO since 1998; formerly, Second Vice President 1997-
                       1998 of NELICO; Manager of Life Insurance Accounting
                       1994-1997 and Chief Accountant 1992-1994 of Liberty Life
                       Assurance Company.
Robert E. Schneider.  Executive Vice President and Chief Financial Officer of
                       NELICO since 1996; formerly, Director, Executive Vice
                       President and Chief Financial Officer 1993-1996 and
                       Executive Vice President and Chief Financial Officer
                       1990-1993 of New England Mutual.
John G. Small, Jr. .  President, New England Services (a business unit of
                       NELICO) since 1997; formerly, Senior Vice President 1996-
                       1997 of NELICO and Senior Vice President 1990-1996 of New
                       England Mutual.
Ellen D. Sullivan...  Senior Vice President and Associate General Counsel of
                       NELICO since 1997; formerly, Vice President and Counsel
                       in 1996 of NELICO; Vice President and Counsel 1994-1996
                       and Second Vice President and Counsel 1985-1994 of New
                       England Mutual.
H. James Wilson.....  Executive Vice President and General Counsel of NELICO
                       since 1996; formerly, Executive Vice President and
                       General Counsel 1993-1996, Senior Vice President and
                       General Counsel 1992-1993 of New England Mutual.

                                         PRINCIPAL BUSINESS EXPERIENCE
          NAME                            DURING THE PAST FIVE YEARS
          ----                           -----------------------------
John W. Wright..........  President, New England Employee Benefits Group (a business unit of NELICO) since 1996; formerly, President 1993-1996
                           New England Employee Benefits Group (a business unit of
                           New England Mutual), Senior Vice President 1989-1993 of
                           New England Employee Benefits Group of New England
                           Mutual.
Frederick K. Zimmermann.  Executive Vice President and Chief Investment Officer of
                           NELICO since 1996; formerly, Executive Vice President and
                           Chief Investment Officer 1993-1996 and Senior Vice
                           President--Investments 1989-1993 of New England Mutual.

  The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

  Like all financial services providers, NELICO utilizes systems that may be affected by Year 2000 transition issues and it relies on a number of third parties, including banks, custodians, and investment managers, that also may be affected. NELICO and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on NELICO. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. NELICO currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, with systems testing and compliance verification to follow. There can, however, be no assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Variable Account attributable to Year 2000 transition.

                                 VOTING RIGHTS

  NELICO is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by applicable Federal securities law, NELICO will give you, as Policy Owner, the right to instruct NELICO how to vote the shares that are attributable to your Policy.

  The Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account, or in any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate account of NELICO or an affiliate, and for which timely instructions are not received, will be voted in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which voting instructions are received. No voting privileges apply to Policies continued under a fixed-benefit lapse option or with respect to cash value removed from the Variable Account as a result of a policy loan.

  All Zenith Fund shares held by the general account (or any unregistered separate account for which voting privileges were not extended) of NELICO or its affiliates will be voted in the same proportion as the total of (i) shares for which voting instructions were received and (ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Fund Boards of Trustees to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences in voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If NELICO believes any Eligible Fund action is insufficient, NELICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NELICO may be unable to remedy.

  If required by state insurance authorities, NELICO may disregard voting instructions if they would require that shares be voted to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for a portfolio. In addition, NELICO may disregard voting instructions in favor of changes, initiated by a Policy Owner or an Eligible Fund's Board of Trustees, in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NELICO (i) reasonably disapproves of the changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or is prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NELICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. If NELICO does disregard voting instructions, a summary of that action and the reasons for it will be included in the next semiannual report to Policy Owners.

                           RIGHTS RESERVED BY NELICO

  NELICO and its affiliates may change the voting procedures described above, and may vote Eligible Fund shares in their own right without instructions from policy owners, if the applicable Federal securities laws or regulations or interpretations of them change. NELICO also reserves the right: (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds; (4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NELICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required. NELICO will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. NELICO will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call the toll-free number 1-800-200-2214.

  You may also call our Client TeleService Center toll-free at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other types of Policy changes, please contact your registered representative.

                                    REPORTS

  Annually (except while the Policy is under a fixed lapse option or a settlement option), NELICO will send you a statement showing your Policy's death benefit, cash value and any outstanding policy loan principal. NELICO will also confirm policy loans, sub-account transfers, lapses, surrenders and other policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  NELICO may from time to time receive endorsements of the Policies from professional organizations. NELICO may refer to or use such endorsements in advertisements or sales material for the Policies. NELICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by NELICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  NELICO is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland, Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") (formerly New England Variable Life Insurance Company) and the consolidated financial statements of NELICO and subsidiaries as of and for the years ended December 31, 1997 and 1996 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (whose reports express unqualified opinions and, with respect to NELICO, includes an explanatory paragraph referring to the change in the basis of accounting and the change in corporate organization), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for adoption of generally accepted accounting principles and the changes in corporate organization have also been audited by Deloitte & Touche LLP.

  The statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company and New England Pension and Annuity Company for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports (which reports include adverse opinions as to generally accepted accounting principles and unqualified opinions as to statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware) of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which report includes an adverse opinion as to generally accepted accounting principles and an unqualified opinion as to conformity with The Insurance Act 1978, amendments thereto and related regulations) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995 (not included herein); the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not included herein), have been incorporated herein in reliance on the report (which includes a qualified opinion as to the provision for losses incurred but not reported, which such underlying information used on the calculation of the provision was not reviewed by the independent accountants) of Coopers & Lybrand, chartered accountants, given on the authority of that firm as experts in accounting and auditing.

  The statements of operations and changes in net assets of New England Variable Life Separate Account for the period ended December 31, 1995, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $100,000 and $250,000 for a male aged 40. The insured is assumed to be in the nonsmoker standard risk classification for the $100,000 Policy and in the nonsmoker preferred risk classification for the $250,000 Policy. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. The illustrations based on current charges for the $250,000 face amount reflect the lower charges that apply to a Policy of that size. The $100,000 Policy is assumed not to be eligible for NELICO's currently applicable charge reductions. Each illustration is given first for a Policy with an Option 1 death benefit and then for a Policy with an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NELICO or other companies. (Substandard risk Policies and automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard smoker and nonsmoker Policies but require an additional premium.)

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from annual premiums for the annual administrative charge, sales charge and state and federal premium tax charge; and (ii) a monthly deduction (consisting of an administrative charge and a minimum death benefit guarantee charge) and a charge for the cost of insurance that are deducted from the cash value on the first day of each policy month. The net cash values reflect a surrender charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 11 policy years. The death benefits, net cash values and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and .90% (on a guaranteed basis) of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The illustrations are based on an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the Zenith Fund under which TNE Advisers bears operating expenses of the Zenith Fund Series (other than the Capital Growth Series) that exceed certain amounts. TNE Advisers could terminate the expense cap and expense deferral arrangements at any time. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for mortality and expense risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.35%, 4.57% and 10.49%, respectively, based on NELICO's current charge for mortality and expense risks, and -1.65%, 4.25% and 10.16%, respectively, based on NELICO's guaranteed maximum charge for mortality and expense risks. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NELICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  NELICO will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium requested. Where applicable, NELICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  ----------- -------- -------- -------- ------- ------- -------- ------- ------- -------- ---------  ---------  ---------
   1     $  1,785   $100,000 $100,000 $100,000 $   222 $   299 $    377 $ 1,126 $ 1,204 $  1,281    -86.97%    -82.41%    -77.84%
   2        3,659    100,000  100,000  100,000     413     638      873   2,223   2,448    2,682    -79.78     -70.92     -62.63
   3        5,627    100,000  100,000  100,000   1,481   1,925    2,406   3,290   3,734    4,216    -50.14     -41.35     -33.11
   4        7,694    100,000  100,000  100,000   2,517   3,254    4,085   4,326   5,063    5,895    -35.98     -27.39     -19.37
   5        9,863    100,000  100,000  100,000   3,605   4,710    6,007   5,332   6,437    7,734    -27.32     -19.07     -11.36
   6       12,141    100,000  100,000  100,000   4,660   6,210    8,105   6,305   7,855    9,750    -22.06     -14.04      -6.54
   7       14,533    100,000  100,000  100,000   5,927   8,002   10,643   7,243   9,318   11,959    -17.51      -9.94      -2.79
   8       17,045    100,000  100,000  100,000   7,159   9,840   13,396   8,146  10,827   14,383    -14.51      -7.25       -.34
   9       19,682    100,000  100,000  100,000   8,360  11,730   16,391   9,018  12,388   17,049    -12.40      -5.37       1.37
  10       22,452    100,000  100,000  100,000   9,527  13,674   19,654   9,856  14,003   19,983    -10.87      -4.00       2.62
  15       38,518    100,000  100,000  100,000  13,407  22,845   39,747  13,407  22,845   39,747     -8.57      -1.39       5.37
  20       59,023    100,000  100,000  151,547  17,221  34,603   72,759  17,221  34,603   72,759     -7.05        .17       6.79
  25       85,193    100,000  100,000  224,906  19,905  48,852  125,083  19,905  48,852  125,083     -6.50       1.06       7.54
  30      118,593    100,000  105,145  327,543  20,977  66,311  207,518  20,977  66,311  207,518     -6.59       1.64       7.99
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1     5,782.38%  5,782.38%  5,782.38%
   2       618.59     618.59     618.59
   3       250.44     250.44     250.44
   4       144.56     144.56     144.56
   5        97.48      97.48      97.48
   6        71.62      71.62      71.62
   7        55.51      55.51      55.51
   8        44.64      44.64      44.64
   9        36.86      36.86      36.86
  10        31.05      31.05      31.05
  15        15.80      15.80      15.80
  20         9.44       9.44      12.80
  25         6.08       6.08      11.25
  30         4.05       4.33      10.32

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  ----------- -------- -------- -------- ------- ------- -------- ------- ------- -------- ---------  ---------  ---------
   1     $  1,785   $100,000 $100,030 $100,101 $   222 $   299 $    377 $ 1,126 $ 1,204 $  1,281    -86.97%    -82.41%    -77.85%
   2        3,659    100,000  100,062  100,283     413     638      872   2,223   2,448    2,682    -79.78     -70.92     -62.65
   3        5,627    100,000  100,097  100,556   1,481   1,924    2,405   3,290   3,734    4,214    -50.14     -41.36     -33.14
   4        7,694    100,000  100,135  100,933   2,517   3,253    4,081   4,326   5,062    5,890    -35.98     -27.40     -19.41
   5        9,863    100,000  100,175  101,425   3,605   4,709    5,998   5,332   6,436    7,726    -27.32     -19.08     -11.40
   6       12,141    100,000  100,219  102,049   4,660   6,208    8,089   6,305   7,853    9,734    -22.06     -14.05      -6.59
   7       14,533    100,000  100,266  102,820   5,927   7,999   10,617   7,243   9,315   11,933    -17.51      -9.95      -2.85
   8       17,045    100,000  100,317  103,757   7,159   9,835   13,353   8,146  10,822   14,340    -14.51      -7.26       -.41
   9       19,682    100,000  100,377  104,883   8,360  11,725   16,326   9,018  12,383   16,984    -12.40      -5.38       1.30
  10       22,452    100,000  100,446  106,223   9,527  13,666   19,556   9,856  13,995   19,885    -10.87      -4.01       2.53
  15       38,518    100,000  100,924  117,054  13,407  22,814   39,183  13,407  22,814   39,183     -8.57      -1.40       5.20
  20       59,023    100,000  103,401  149,290  17,221  34,508   71,676  17,221  34,508   71,676     -7.05        .14       6.67
  25       85,193    100,000  107,540  221,802  19,905  48,515  123,356  19,905  48,515  123,356     -6.50       1.00       7.45
  30      118,593    100,000  114,245  323,220  20,977  65,265  204,780  20,977  65,265  204,780     -6.59       1.55       7.92
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1     5,782.38%  5,784.12%  5,788.30%
   2       618.59     618.83     619.68
   3       250.44     250.57     251.17
   4       144.56     144.65     145.22
   5        97.48      97.57      98.16
   6        71.62      71.69      72.33
   7        55.51      55.59      56.30
   8        44.64      44.71      45.50
   9        36.86      36.93      37.81
  10        31.05      31.12      32.10
  15        15.80      15.90      17.52
  20         9.44       9.71      12.68
  25         6.08       6.56      11.17
  30         4.05       4.79      10.25

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  ----------- -------- -------- -------- ------- ------- -------- ------- ------- -------- ---------  ---------  ---------
   1     $  1,785   $100,000 $100,000 $100,000 $   189 $   266 $    342 $ 1,094 $ 1,170 $  1,247    -88.86%    -84.37%    -79.86%
   2        3,659    100,000  100,000  100,000     346     566      796   2,155   2,376    2,606    -82.66     -73.65     -65.25
   3        5,627    100,000  100,000  100,000   1,375   1,808    2,278   3,184   3,617    4,088    -52.46     -43.54     -35.20
   4        7,694    100,000  100,000  100,000   2,370   3,085    3,894   4,179   4,895    5,704    -37.92     -29.21     -21.09
   5        9,863    100,000  100,000  100,000   3,414   4,483    5,741   5,141   6,210    7,468    -28.98     -20.61     -12.81
   6       12,141    100,000  100,000  100,000   4,421   5,917    7,749   6,066   7,562    9,394    -23.52     -15.39      -7.80
   7       14,533    100,000  100,000  100,000   5,639   7,635   10,182   6,955   8,951   11,498    -18.78     -11.12      -3.90
   8       17,045    100,000  100,000  100,000   6,818   9,391   12,810   7,805  10,378   13,797    -15.64      -8.30      -1.33
   9       19,682    100,000  100,000  100,000   7,958  11,184   15,654   8,616  11,842   16,312    -13.45      -6.34        .46
  10       22,452    100,000  100,000  100,000   9,058  13,016   18,735   9,387  13,345   19,064    -11.86      -4.92       1.76
  15       38,518    100,000  100,000  100,000  12,504  21,382   37,320  12,504  21,382   37,320     -9.58      -2.24       4.63
  20       59,023    100,000  100,000  136,928  13,930  30,076   65,724  13,930  30,076   65,724     -9.56      -1.18       5.93
  25       85,193    100,000  100,000  193,820  12,725  39,082  107,767  12,725  39,082  107,767    -11.26       -.65       6.57
  30      118,593    100,000  100,000  265,856   6,790  47,683  168,394   6,790  47,683  168,394    -20.00       -.44       6.89
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1     5,782.38%  5,782.38%  5,782.38%
   2       618.59     618.59     618.59
   3       250.44     250.44     250.44
   4       144.56     144.56     144.56
   5        97.48      97.48      97.48
   6        71.62      71.62      71.62
   7        55.51      55.51      55.51
   8        44.64      44.64      44.64
   9        36.86      36.86      36.86
  10        31.05      31.05      31.05
  15        15.80      15.80      15.80
  20         9.44       9.44      11.98
  25         6.08       6.08      10.33
  30         4.05       4.05       9.26

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

        $1,700 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $100,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  ----------- -------- -------- -------- ------- ------- -------- ------- ------- -------- ---------  ---------  ---------
   1     $  1,785   $100,000 $100,000 $100,068 $   189 $   266 $    342 $ 1,094 $ 1,170 $  1,247    -88.86%    -84.37%    -79.87%
   2        3,659    100,000  100,000  100,208     346     566      796   2,155   2,376    2,605    -82.66     -73.65     -65.27
   3        5,627    100,000  100,000  100,430   1,375   1,808    2,277   3,184   3,617    4,086    -52.46     -43.54     -35.22
   4        7,694    100,000  100,000  100,745   2,370   3,085    3,891   4,179   4,895    5,700    -37.92     -29.21     -21.12
   5        9,863    100,000  100,000  101,165   3,414   4,483    5,734   5,141   6,210    7,461    -28.98     -20.61     -12.84
   6       12,141    100,000  100,000  101,702   4,421   5,917    7,737   6,066   7,562    9,382    -23.52     -15.39      -7.85
   7       14,533    100,000  100,000  102,370   5,639   7,635   10,160   6,955   8,951   11,476    -18.78     -11.12      -3.95
   8       17,045    100,000  100,000  103,186   6,818   9,391   12,775   7,805  10,378   13,762    -15.64      -8.30      -1.39
   9       19,682    100,000  100,000  104,166   7,958  11,184   15,598   8,616  11,842   16,256    -13.45      -6.34        .39
  10       22,452    100,000  100,000  105,330   9,058  13,016   18,650   9,387  13,345   18,979    -11.86      -4.92       1.68
  15       38,518    100,000  100,000  114,717  12,504  21,382   36,817  12,504  21,382   36,817     -9.58      -2.24       4.47
  20       59,023    100,000  100,000  134,171  13,930  30,076   64,401  13,930  30,076   64,401     -9.56      -1.18       5.75
  25       85,193    100,000  100,000  190,231  12,725  39,082  105,772  12,725  39,082  105,772    -11.26       -.65       6.45
  30      118,593    100,000  100,000  261,184   6,790  47,683  165,435   6,790  47,683  165,435    -20.00       -.44       6.80
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------  ---------- ---------- ----------
   1     5,782.38%  5,782.38%  5,786.33%
   2       618.59     618.59     619.39
   3       250.44     250.44     251.01
   4       144.56     144.56     145.09
   5        97.48      97.48      98.04
   6        71.62      71.62      72.21
   7        55.51      55.51      56.17
   8        44.64      44.64      45.37
   9        36.86      36.86      37.67
  10        31.05      31.05      31.95
  15        15.80      15.80      17.30
  20         9.44       9.44      11.82
  25         6.08       6.08      10.21
  30         4.05       4.05       9.17

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ----------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1     $  4,376   $250,000 $250,000 $250,000 $   812 $  1,014 $  1,216 $ 3,074 $  3,276 $  3,478
   2        8,971    250,000  250,000  250,000   1,556    2,151    2,770   6,080    6,675    7,294
   3       13,795    250,000  250,000  250,000   4,496    5,679    6,961   9,019   10,203   11,484
   4       18,861    250,000  250,000  250,000   7,364    9,338   11,562  11,888   13,862   16,085
   5       24,179    250,000  250,000  250,000  10,370   13,342   16,824  14,689   17,660   21,143
   6       29,764    250,000  250,000  250,000  13,303   17,485   22,587  17,415   21,598   26,699
   7       35,628    250,000  250,000  250,000  16,777   22,390   29,518  20,067   25,680   32,808
   8       41,786    250,000  250,000  250,000  20,174   27,444   37,061  22,641   29,912   39,529
   9       48,251    250,000  250,000  250,000  23,503   32,664   45,290  25,148   34,309   46,935
  10       55,039    250,000  250,000  250,000  26,758   38,053   54,277  27,581   38,876   55,099
  15       94,425    250,000  250,000  269,726  38,416   64,335  110,338  38,416   64,335  110,338
  20      144,692    250,000  250,000  421,916  50,107   98,390  202,565  50,107   98,390  202,565
  25      208,848    250,000  252,597  626,742  58,662  139,840  348,566  58,662  139,840  348,566
  30      290,728    250,000  300,443  912,215  62,950  189,477  577,944  62,950  189,477  577,944
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------  ---------- ---------- ---------- ---------- ---------- ----------
   1       -80.51%    -75.67%    -70.81%  5,898.79%  5,898.79%  5,898.79%
   2       -71.04     -62.47     -54.36     626.13     626.13     626.13
   3       -43.04     -34.57     -26.55     253.02     253.02     253.02
   4       -30.11     -21.88     -14.11     145.96     145.96     145.96
   5       -22.41     -14.51      -7.05      98.42      98.42      98.42
   6       -17.81     -10.14      -2.90      72.31      72.31      72.31
   7       -13.87      -6.62        .29      56.07      56.07      56.07
   8       -11.31      -4.34       2.35      45.10      45.10      45.10
   9        -9.53      -2.78       3.75      37.25      37.25      37.25
  10        -8.25      -1.66       4.75      31.39      31.39      31.39
  15        -6.38        .36       6.82      16.01      16.01      16.84
  20        -5.15       1.55       7.86       9.60       9.60      13.80
  25        -4.77       2.19       8.37       6.21       6.27      12.04
  30        -4.90       2.56       8.65       4.16       5.18      10.95

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ----------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1     $  4,376   $250,154 $250,340 $250,525 $   812 $  1,014 $  1,216 $ 3,074 $  3,276 $  3,478
   2        8,971    250,146  250,708  251,290   1,556    2,150    2,768   6,080    6,673    7,292
   3       13,795    250,000  251,104  252,326   4,495    5,676    6,954   9,019   10,200   11,478
   4       18,861    250,000  251,532  253,666   7,364    9,332   11,548  11,888   13,856   16,072
   5       24,179    250,000  251,993  255,351  10,370   13,331   16,799  14,688   17,649   21,117
   6       29,764    250,000  252,490  257,423  13,302   17,468   22,542  17,415   21,581   26,654
   7       35,628    250,000  253,025  259,929  16,776   22,365   29,444  20,066   25,655   32,734
   8       41,786    250,000  253,602  262,923  20,173   27,409   36,945  22,641   29,876   39,412
   9       48,251    250,000  254,233  266,472  23,502   32,615   45,114  25,147   34,260   46,759
  10       55,039    250,000  254,921  270,643  26,758   37,986   54,018  27,580   38,808   54,840
  15       94,425    250,000  259,334  303,608  38,415   64,083  109,022  38,415   64,083  109,022
  20      144,692    250,000  269,937  417,185  50,107   97,749  200,294  50,107   97,749  200,294
  25      208,848    250,000  285,482  620,022  58,661  137,981  344,939  58,661  137,981  344,939
  30      290,728    250,000  308,373  903,136  62,949  186,009  572,191  62,949  186,009  572,191
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------  ---------- ---------- ---------- ---------- ---------- ----------
   1       -80.51%    -75.67%    -70.83%  5,902.49%  5,906.95%  5,911.41%
   2       -71.05     -62.49     -54.39     626.36     627.22     628.12
   3       -43.05     -34.59     -26.59     253.02     253.60     254.25
   4       -30.12     -21.90     -14.16     145.96     146.60     147.01
   5       -22.41     -14.53      -7.10      98.42      98.80      99.43
   6       -17.81     -10.17      -2.96      72.31      72.66      73.35
   7       -13.88      -6.65        .23      56.07      56.40      57.16
   8       -11.31      -4.37       2.28      45.10      45.43      46.28
   9        -9.53      -2.81       3.67      37.25      37.58      38.52
  10        -8.25      -1.69       4.67      31.39      31.73      32.78
  15        -6.38        .31       6.68      16.01      16.41      18.14
  20        -5.15       1.49       7.77       9.60      10.23      13.72
  25        -4.77       2.10       8.30       6.21       7.08      11.98
  30        -4.90       2.45       8.60       4.16       5.32      10.90

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ----------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1      $ 4,376   $250,000 $250,000 $250,000 $   474 $    664 $    856 $ 2,735 $  2,926 $  3,118
   2        8,971    250,000  250,000  250,000     865    1,415    1,990   5,389    5,939    6,514
   3       13,795    250,000  250,000  250,000   3,437    4,519    5,695   7,961    9,043   10,219
   4       18,861    250,000  250,000  250,000   5,925    7,713    9,735  10,448   12,237   14,259
   5       24,179    250,000  250,000  250,000   8,534   11,207   14,353  12,852   15,525   18,671
   6       29,764    250,000  250,000  250,000  11,053   14,793   19,373  15,166   18,905   23,486
   7       35,628    250,000  250,000  250,000  14,096   19,087   25,455  17,386   22,377   28,745
   8       41,786    250,000  250,000  250,000  17,045   23,476   32,025  19,512   25,944   34,492
   9       48,251    250,000  250,000  250,000  19,896   27,961   39,135  21,541   29,606   40,780
  10       55,039    250,000  250,000  250,000  22,644   32,540   46,837  23,466   33,362   47,659
  15       94,425    250,000  250,000  250,000  31,260   53,456   93,301  31,260   53,456   93,301
  20      144,692    250,000  250,000  342,319  34,825   75,189  164,309  34,825   75,189  164,309
  25      208,848    250,000  250,000  484,549  31,813   97,704  269,417  31,813   97,704  269,417
  30      290,728    250,000  250,000  664,639  16,974  119,207  420,984  16,974  119,207  420,984
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------  ---------- ---------- ---------- ---------- ---------- ----------
   1       -88.64%    -84.06%    -79.46%  5,898.79%  5,898.79%  5,898.79%
   2       -82.36     -73.22     -64.70     626.13     626.13     626.13
   3       -51.86     -42.86     -34.46     253.02     253.02     253.02
   4       -37.29     -28.54     -20.39     145.96     145.96     145.96
   5       -28.38     -20.00     -12.18      98.42      98.42      98.42
   6       -22.98     -14.84     -7.;25      72.31      72.31      72.31
   7       -18.28     -10.62      -3.41      56.07      56.07      56.07
   8       -15.18      -7.86       -.90      45.10      45.10      45.10
   9       -13.03      -5.94        .85      37.25      37.25      37.25
  10       -11.48      -4.55       2.11      31.39      31.39      31.39
  15        -9.29      -1.98       4.86      16.01      16.01      16.01
  20        -9.32       -.99       6.09       9.60       9.60      12.14
  25       -11.03       -.50       6.70       6.21       6.21      10.45
  30       -19.69       -.31       7.00       4.16       4.16       9.36

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

       $4,167 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK

                             $250,000 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE              CASH VALUE
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL              GROSS ANNUAL
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF         RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------- -------------------------
 YEAR    PER YEAR      0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ----------- -------- -------- -------- ------- -------- -------- ------- -------- --------
   1     $  4,376   $250,000 $250,000 $250,169 $   474 $    664 $    856 $ 2,735 $  2,926 $  3,117
   2        8,971    250,000  250,000  250,520     865    1,415    1,989   5,389    5,939    6,513
   3       13,795    250,000  250,000  251,076   3,437    4,519    5,692   7,961    9,043   10,215
   4       18,861    250,000  250,000  251,864   5,925    7,713    9,727  10,448   12,237   14,250
   5       24,179    250,000  250,000  252,913   8,534   11,207   14,336  12,852   15,525   18,654
   6       29,764    250,000  250,000  254,255  11,053   14,793   19,342  15,166   18,905   23,454
   7       35,628    250,000  250,000  255,926  14,096   19,087   25,400  17,386   22,377   28,690
   8       41,786    250,000  250,000  257,965  17,045   23,476   31,936  19,512   25,944   34,404
   9       48,251    250,000  250,000  260,415  19,896   27,961   38,996  21,541   29,606   40,641
  10       55,039    250,000  250,000  263,324  22,644   32,540   46,626  23,466   33,362   47,449
  15       94,425    250,000  250,000  286,792  31,260   53,456   92,043  31,260   53,456   92,043
  20      144,692    250,000  250,000  335,428  34,825   75,189  161,001  34,825   75,189  161,001
  25      208,848    250,000  250,000  475,578  31,813   97,704  264,429  31,813   97,704  264,429
  30      290,728    250,000  250,000  652,961  16,974  119,207  413,587  16,974  119,207  413,587
           INTERNAL RATE OF RETURN          INTERNAL RATE OF RETURN
              ON NET CASH VALUE                ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY  -------------------------------- --------------------------------
 YEAR      0%         6%         12%        0%         6%         12%
------  ---------- ---------- ---------- ---------- ---------- ----------
   1       -88.64%    -84.06%    -79.47%  5,898.79%  5,898.79%  5,902.85%
   2       -82.36     -73.22     -64.72     626.13     626.13     626.93
   3       -51.86     -42.86     -34.48     253.02     253.02     253.59
   4       -37.29     -28.54     -20.42     145.96     145.96     146.49
   5       -28.38     -20.00     -12.22      98.42      98.42      98.97
   6       -22.98     -14.84      -7.30      72.31      72.31      72.91
   7       -18.28     -10.62      -3.46      56.07      56.07      56.73
   8       -15.18      -7.86       -.96      45.10      45.10      45.83
   9       -13.03      -5.94        .78      37.25      37.25      38.06
  10       -11.48      -4.55       2.03      31.39      31.39      32.30
  15        -9.29      -1.98       4.70      16.01      16.01      17.52
  20        -9.32       -.99       5.92       9.60       9.60      11.98
  25       -11.03       -.50       6.58       6.21       6.21      10.33
  30       -19.69       -.31       6.90       4.16       4.16       9.27

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until 1997. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining Zenith Fund series commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts you choose will affect the values and benefits of your Policy.

  Many factors in addition to investment experience will affect the actual values and benefits of your Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                     SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                        ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.34%   29.98%   -4.06%   53.06%   -6.61%   14.28%   -7.62%
Bond Income.....    2.83%   12.10    18.05    14.15     1.65     7.72    11.63     7.44    17.25     7.53    11.94    -3.94
Money Market....    3.08%    9.96     7.61     6.16     5.89     6.87     8.60     7.54     5.58     3.18     2.36     3.35
                                             8/26/83-  8/26/83-
                                             12/31/97  12/31/97
                                              TOTAL    EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------       -------- -------- -------- --------- ---------
Capital Growth*.   37.21%   20.34%   22.74%  1,731.06%   22.46%
Bond Income.....   20.47     3.98    10.23     281.85     9.79
Money Market....    5.07     4.50     4.71     126.75     5.87

                                                      ANNUAL NET RATE OF RETURN
                 ---------------------------------------------------------------------------------------------------  5/1/87-
                                                             FOR ONE YEAR ENDING                                     12/31/97
                 5/1/87-  ------------------------------------------------------------------------------------------   TOTAL
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- --------- -------- -------- -------- ---------
Stock Index.....  -12.55%  15.65%   29.37%   -4.72%   29.65%    6.65%    9.07%      .51%   36.10%   21.73%   31.70%   312.34%
Managed.........   -1.06    8.83    18.37     2.59    19.45     6.06     9.99     -1.70    30.48    14.34    25.81    236.17


                  5/1/87-
                 12/31/97
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Stock Index.....   14.20%
Managed.........   12.03


                                                                            ANNUAL NET RATE OF RETURN
                                                                  --------------------------------------------- 4/30/93-  4/30/93-
                                                                                   FOR ONE YEAR ENDING          12/31/97  12/31/97
                                                                  4/30/93- ------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                                       12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------                                                       -------- --------- -------- -------- -------- --------- ---------
Growth and Income................................................. 13.78%    -1.80%   35.65%   17.38%   32.67%   136.06%    20.19%
Midcap Value**.................................................... 14.28      -.87    29.57    16.90    16.62    100.12     16.01


                                                                                ANNUAL NET RATE OF RETURN
                                                                           ------------------------------------  5/2/94-   5/2/94-
                                                                                        FOR ONE YEAR ENDING     12/31/97  12/31/97
                                                                            5/2/94-  --------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                                                                12/31/94  12/31/95 12/31/96 12/31/97  RETURN    ANNUAL
-----------                                                                --------- -------- -------- -------- --------- ---------
Small Cap..................................................................  -3.61%   28.08%   29.90%   24.11%    99.01%    20.65%

                                                                               ANNUAL NET RATE OF RETURN
                                                                          ------------------------------------ 10/31/94-  10/31/94-
                                                                                       FOR ONE YEAR ENDING     12/31/97   12/31/97
                                                                          10/31/94- --------------------------   TOTAL    EFFECTIVE
SUB-ACCOUNT                                                               12/31/94  12/31/95 12/31/96 12/31/97  RETURN     ANNUAL
-----------                                                               --------- -------- -------- -------- ---------  ---------
Equity Growth.............................................................  -4.29%   47.81%   12.49%   24.88%    98.72%     24.21%
Balanced..................................................................   -.20    24.05    16.21    15.48     66.15      17.38
Venture Value.............................................................  -3.60    38.45    25.08    32.70    121.55      28.55
International Equity***...................................................   2.50     5.60     6.03    -1.89     12.60       3.82

-------
  * Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

 ** The Goldman Sachs Midcap Value Series' sub-adviser was Loomis Sayles until
    May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

*** The Morgan Stanley International Magnum Equity Series' sub-adviser was
    Draycott Partners until May 1, 1997, when Morgan Stanley Asset Management became the sub-adviser.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                                          ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .06%    -3.08%   21.98%   16.64%   -15.80%  31.07%   16.39%   17.59%    6.43%   34.29%   13.59%   27.34%
                 10/9/86- 10/9/86-
                 12/31/97 12/31/97
                  TOTAL   EFFECTIVE
SUB-ACCOUNT       RETURN   ANNUAL
-----------      -------- ---------
Equity-Income...  334.74%   13.98%

                                                 ANNUAL NET RATE OF RETURN
             -------------------------------------------------------------------------------------------------- 1/28/87- 1/28/87-
                                                         FOR ONE YEAR ENDING                                    12/31/97 12/31/97
             1/28/87- -----------------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT  12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
-----------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas ...  -5.90%    7.48%   25.53%   -2.26%    7.79%   -11.12%  36.53%    1.12%    9.02%   12.53%   10.89%   122.04%   7.58%

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 9/19/85- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....   6.20%   16.98%    0.61%   10.97%   -4.75%   -2.82%   34.27%   22.43%   19.68%   -2.13%   19.88%   13.35%
                          9/19/85- 9/19/85-
                          12/31/97 12/31/97
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97  RETURN   ANNUAL
-----------      -------- -------- ---------
High Income.....  16.96%   292.89%   11.79%

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 9/6/89-   9/6/89-
                                                      FOR ONE YEAR ENDING                           12/31/97 12/31/97
                   9/6/89-  -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97  RETURN   ANNUAL
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager.....   .62%     6.08%   21.83%   11.04%   20.51%   -6.65%   16.26%   13.91%   19.93%   157.99%   12.07%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $100,000 face amount and annual premiums of $1,700, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy with an Option 1 death benefit was issued with a $250,000 face amount and annual premiums of $4,167, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $1,700  $100,000 $100,000 $1,468  $  563        --             --
December 31, 1983.......   1,700   100,000  100,000  1,478     573     -95.61%           --
December 31, 1984.......   3,400   100,000  100,000  2,584     774     -91.70       1,881.12%
December 31, 1985.......   5,100   100,000  100,000  5,667   3,857     -19.67         419.30
December 31, 1986.......   6,800   100,000  100,000 12,056  10,247      23.05         200.35
December 31, 1987.......   8,500   100,000  100,000 19,120  17,344      31.34         123.66
December 31, 1988.......  10,200   100,000  100,000 18,462  16,769      17.51          86.38
December 31, 1989.......  11,900   100,000  100,000 25,090  23,582      20.23          64.82
December 31, 1990.......  13,600   100,000  100,000 24,986  23,807      14.28          50.96
December 31, 1991.......  15,300   100,000  119,119 39,446  38,596      20.53          45.30
December 31, 1992.......  17,000   100,000  112,020 38,026  37,505      15.66          36.61
December 31, 1993.......  18,700   100,000  128,826 44,514  44,323      15.34          33.47
December 31, 1994.......  20,400   100,000  117,689 41,710  41,710      11.64          27.53
December 31, 1995.......  22,100   100,000  156,966 58,754  58,754      14.40          27.98
December 31, 1996.......  23,800   100,000  190,548 71,387  71,387      14.84          27.21
December 31, 1997.......  25,500   100,000  212,869 88,110  88,110      15.43          25.63

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1983.......   1,700   100,000  100,000   1,391     486     -97.26%           --
December 31, 1984.......   3,400   100,000  100,000   2,792     982     -85.87       1,881.12%
December 31, 1985.......   5,100   100,000  100,000   4,479   2,669     -42.57         419.30
December 31, 1986.......   6,800   100,000  100,000   6,245   4,435     -22.33         200.35
December 31, 1987.......   8,500   100,000  100,000   7,460   5,685     -16.97         123.66
December 31, 1988.......  10,200   100,000  100,000   9,140   7,447     -11.08          86.38
December 31, 1989.......  11,900   100,000  100,000  11,295   9,787      -5.88          64.82
December 31, 1990.......  13,600   100,000  100,000  13,241  12,062      -3.14          50.96
December 31, 1991.......  15,300   100,000  100,000  16,644  15,795        .73          41.39
December 31, 1992.......  17,000   100,000  100,000  18,916  18,395       1.62          34.43
December 31, 1993.......  18,700   100,000  100,000  22,178  21,986       2.99          29.16
December 31, 1994.......  20,400   100,000  100,000  22,235  22,235       1.46          25.06
December 31, 1995.......  22,100   100,000  100,000  27,870  27,870       3.58          21.79
December 31, 1996.......  23,800   100,000  100,000  29,991  29,991       3.30          19.12
December 31, 1997.......  25,500   100,000  100,000  34,031  34,031       3.82          16.19

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1983.......   1,700   100,000  100,000   1,394     489     -97.21%           --
December 31, 1984.......   3,400   100,000  100,000   2,705     896     -88.42       1,881.12%
December 31, 1985.......   5,100   100,000  100,000   4,060   2,250     -52.04         419.30
December 31, 1986.......   6,800   100,000  100,000   5,437   3,627     -32.34         200.35
December 31, 1987.......   8,500   100,000  100,000   6,872   5,097     -21.54         123.66
December 31, 1988.......  10,200   100,000  100,000   8,453   6,760     -14.53          86.38
December 31, 1989.......  11,900   100,000  100,000  10,262   8,754      -9.28          64.82
December 31, 1990.......  13,600   100,000  100,000  12,096  10,917      -5.78          50.96
December 31, 1991.......  15,300   100,000  100,000  13,809  12,959      -3.86          41.39
December 31, 1992.......  17,000   100,000  100,000  15,264  14,743      -2.97          34.43
December 31, 1993.......  18,700   100,000  100,000  16,620  16,428      -2.45          29.16
December 31, 1994.......  20,400   100,000  100,000  18,165  18,165      -2.01          25.06
December 31, 1995.......  22,100   100,000  100,000  20,039  20,039      -1.56          21.79
December 31, 1996.......  23,800   100,000  100,000  21,862  21,862      -1.25          19.12
December 31, 1997.......  25,500   100,000  100,000  23,782  23,782       -.96          16.91

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,105     201     -95.91%           --
December 31, 1988.......   3,400   100,000  100,000   2,493     683     -80.43         990.78%
December 31, 1989.......   5,100   100,000  100,000   4,650   2,841     -31.55         317.67
December 31, 1990.......   6,800   100,000  100,000   5,474   3,665     -26.87         168.91
December 31, 1991.......   8,500   100,000  100,000   8,308   6,553      -9.63         109.40
December 31, 1992.......  10,200   100,000  100,000  10,018   8,345      -6.32          78.50
December 31, 1993.......  11,900   100,000  100,000  12,071  10,645      -3.04          59.92
December 31, 1994.......  13,600   100,000  100,000  13,207  12,110      -2.79          47.67
December 31, 1995.......  15,300   100,000  100,000  19,403  18,635       4.19          39.04
December 31, 1996.......  17,000   100,000  100,000  24,631  24,192       6.71          32.69
December 31, 1997.......  18,700   100,000  100,000  33,751  33,642      10.03          27.83

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1987.......   1,700   100,000  100,000   1,254     349     -90.62%          --
December 31, 1988.......   3,400   100,000  100,000   2,565     756     -77.94        990.78%
December 31, 1989.......   5,100   100,000  100,000   4,354   2,545     -36.74        317.67
December 31, 1990.......   6,800   100,000  100,000   5,623   3,814     -25.23        168.91
December 31, 1991.......   8,500   100,000  100,000   7,930   6,175     -11.81        109.40
December 31, 1992.......  10,200   100,000  100,000   9,586   7,914      -7.99         78.50
December 31, 1993.......  11,900   100,000  100,000  11,666  10,241      -4.10         59.92
December 31, 1994.......  13,600   100,000  100,000  12,531  11,435      -4.19         47.67
December 31, 1995.......  15,300   100,000  100,000  17,690  16,922       2.15         39.04
December 31, 1996.......  17,000   100,000  100,000  21,272  20,833       3.89         32.69
December 31, 1997.......  18,700   100,000  100,000  28,010  27,900       6.90         27.83

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1993.......   1,700   100,000  100,000   1,431     526     -82.57%          --
December 31, 1994.......   3,400   100,000  100,000   2,569     759     -77.71        986.29%
December 31, 1995.......   5,100   100,000  100,000   4,741   2,931     -29.88        316.99
December 31, 1996.......   6,800   100,000  100,000   6,721   4,912     -14.52        168.67
December 31, 1997.......   8,500   100,000  100,000   9,169   7,421      -5.05        109.30

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1993.......   1,700   100,000  100,000   1,424     519     -82.93%          --
December 31, 1994.......   3,400   100,000  100,000   2,541     732     -78.64        986.29%
December 31, 1995.......   5,100   100,000  100,000   4,861   3,052     -28.01        316.99
December 31, 1996.......   6,800   100,000  100,000   6,940   5,130     -12.63        168.67
December 31, 1997.......   8,500   100,000  100,000  10,616   8,868       1.59        109.30

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 1,700  $100,000 $100,000 $ 1,468 $   563        --            --
December 31, 1994.......   1,700   100,000  100,000   1,203     298     -92.69%          --
December 31, 1995.......   3,400   100,000  100,000   2,935   1,126     -65.50        995.30%
December 31, 1996.......   5,100   100,000  100,000   5,095   3,286     -24.38        318.36
December 31, 1997.......   6,800   100,000  100,000   7,752   5,943      -6.14        169.14

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,327     422        --              --
December 31, 1995.......   3,400   100,000  100,000   3,056   1,247     -90.77%       3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,586   2,776     -46.81          504.22
December 31, 1997.......   6,800   100,000  100,000   6,835   5,026     -17.77          222.99

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,404     499        --              --
December 31, 1995.......   3,400   100,000  100,000   2,927   1,118     -94.19%       3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,549   2,740     -47.72          504.22
December 31, 1997.......   6,800   100,000  100,000   6,832   4,573     -23.20          222.99

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,360     455        --              --
December 31, 1995.......   3,400   100,000  100,000   3,056   1,246     -90.79%       3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,981   3,171     -37.42          504.22
December 31, 1997.......   6,800   100,000  100,000   7,732   5,922      -8.21          222.99

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1994.......   1,700   100,000  100,000   1,439     534        --              --
December 31, 1995.......   3,400   100,000  100,000   2,745     936     -97.57%       3,096.71%
December 31, 1996.......   5,100   100,000  100,000   4,051   2,242     -60.95          504.22
December 31, 1997.......   6,800   100,000  100,000   5,067   3,258     -42.33          222.99

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --              --
December 31, 1986.......   1,700   100,000  100,000   1,411     506        --              --
December 31, 1987.......   3,400   100,000  100,000   2,309     500        --         2,583.90%
December 31, 1988.......   5,100   100,000  100,000   3,893   2,084     -61.88%         472.91
December 31, 1989.......   6,800   100,000  100,000   5,654   3,845     -31.74          214.97
December 31, 1990.......   8,500   100,000  100,000   5,930   4,141     -32.19          129.91
December 31, 1991.......  10,200   100,000  100,000   8,890   7,184     -12.96           89.71
December 31, 1992.......  11,900   100,000  100,000  11,512   9,949      -5.59           66.85
December 31, 1993.......  13,600   100,000  100,000  14,569  13,336       -.53           52.31
December 31, 1994.......  15,300   100,000  100,000  16,501  15,596        .45           42.34
December 31, 1995.......  17,000   100,000  100,000  23,364  22,788       6.07           35.13
December 31, 1996.......  18,700   100,000  100,000  27,496  27,250       7.00           29.70
December 31, 1997.......  20,400   100,000  101,112  36,010  36,010       9.50           25.65

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,082     177     -91.37%           --
December 31, 1988.......   3,400   100,000  100,000   2,469     660     -72.43         681.40%
December 31, 1989.......   5,100   100,000  100,000   4,404   2,594     -31.31         263.64
December 31, 1990.......   6,800   100,000  100,000   5,426   3,617     -24.47         149.61
December 31, 1991.......   8,500   100,000  100,000   7,013   5,286     -15.86         100.03
December 31, 1992.......  10,200   100,000  100,000   7,140   5,495     -17.89          73.11
December 31, 1993.......  11,900   100,000  100,000  11,214   9,898      -4.70          56.48
December 31, 1994.......  13,600   100,000  100,000  12,288  11,301      -4.20          45.31
December 31, 1995.......  15,300   100,000  100,000  14,754  14,096      -1.67          37.34
December 31, 1996.......  17,000   100,000  100,000  17,640  17,311        .33          31.41
December 31, 1997.......  18,700   100,000  100,000  20,729  20,729       1.73          26.85

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 1,700  $100,000 $100,000  $1,468 $   563        --             --
December 31, 1985.......   1,700   100,000  100,000   1,467     562     -98.02%           --
December 31, 1986.......   3,400   100,000  100,000   2,905   1,095     -86.54       2,221.74%
December 31, 1987.......   5,100   100,000  100,000   4,031   2,221     -55.54         447.18
December 31, 1988.......   6,800   100,000  100,000   5,592   3,782     -31.50         208.10
December 31, 1989.......   8,500   100,000  100,000   6,370   4,588     -26.80         127.00
December 31, 1990.......  10,200   100,000  100,000   7,252   5,552     -22.20          88.17
December 31, 1991.......  11,900   100,000  100,000  10,819   9,284      -7.64          65.92
December 31, 1992.......  13,600   100,000  100,000  14,282  13,076      -1.04          51.69
December 31, 1993.......  15,300   100,000  100,000  18,173  17,295       2.84          41.90
December 31, 1994.......  17,000   100,000  100,000  18,814  18,265       1.49          34.81
December 31, 1995.......  18,700   100,000  100,000  23,616  23,397       4.17          29.45
December 31, 1996.......  20,400   100,000  100,000  27,729  27,729       5.18          25.29
December 31, 1997.......  22,100   100,000  100,000  33,431  33,431       6.36          21.97

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 1,700  $100,000 $100,000 $ 1,468 $   563        --             --
December 31, 1989.......   1,700   100,000  100,000   1,395     490     -98.00%           --
December 31, 1990.......   3,400   100,000  100,000   2,684     875     -90.67       2,026.44%
December 31, 1991.......   5,100   100,000  100,000   4,426   2,617     -44.72         431.70
December 31, 1992.......   6,800   100,000  100,000   6,061   4,251     -24.89         203.84
December 31, 1993.......   8,500   100,000  100,000   8,463   6,681     -10.32         125.18
December 31, 1994.......  10,200   100,000  100,000   8,904   7,204     -12.40          87.19
December 31, 1995.......  11,900   100,000  100,000  11,503   9,968      -5.37          65.32
December 31, 1996.......  13,600   100,000  100,000  14,222  13,016      -1.15          51.29
December 31, 1997.......  15,300   100,000  100,000  18,098  17,221       2.72          41.62

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,000 $  3,691 $  1,469       --             --
December 31, 1983.......   4,167   250,000  250,000    3,804    1,542    -94.26%           --
December 31, 1984.......   8,335   250,000  250,000    6,853    2,329    -86.84       1,911.21%
December 31, 1985.......  12,502   250,000  250,000   15,173   10,649    -11.55         424.10
December 31, 1986.......  16,670   250,000  250,000   32,434   27,910     29.28         202.39
December 31, 1987.......  20,837   250,000  250,000   51,557   47,119     36.06         124.87
December 31, 1988.......  25,005   250,000  250,000   49,852   45,619     21.21          87.22
December 31, 1989.......  29,172   250,000  250,000   67,880   64,110     23.30          65.47
December 31, 1990.......  33,340   250,000  250,000   67,677   64,730     16.89          51.48
December 31, 1991.......  37,507   250,000  322,884  106,924  104,799     22.75          47.57
December 31, 1992.......  41,675   250,000  303,714  103,097  101,794     17.62          38.56
December 31, 1993.......  45,842   250,000  349,520  120,772  120,293     17.08          35.19
December 31, 1994.......  50,010   250,000  319,570  113,258  113,258     13.24          29.09
December 31, 1995.......  54,177   250,000  426,741  159,734  159,734     15.85          29.40
December 31, 1996.......  58,345   250,000  518,665  194,314  194,314     16.18          28.51
December 31, 1997.......  62,512   250,000  580,428  240,248  240,248     16.68          26.85

ZENITH BOND INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,000 $  3,691 $  1,429       --             --
December 31, 1983.......   4,167   250,000  250,000    3,587    1,325    -96.29%           --
December 31, 1984.......   8,335   250,000  250,000    7,387    2,863    -79.92       1,911.21%
December 31, 1985.......  12,502   250,000  250,000   11,976    7,452    -34.86         424.10
December 31, 1986.......  16,670   250,000  250,000   16,799   12,276    -16.14         202.39
December 31, 1987.......  20,837   250,000  250,000   20,153   15,715    -11.93         124.87
December 31, 1988.......  25,005   250,000  250,000   24,781   20,549     -6.90          87.22
December 31, 1989.......  29,172   250,000  250,000   30,727   26,957     -2.36          65.47
December 31, 1990.......  33,340   250,000  250,000   36,126   33,179      -.13          51.48
December 31, 1991.......  37,507   250,000  250,000   45,532   43,407      3.33          41.83
December 31, 1992.......  41,675   250,000  250,000   51,874   50,571      3.94          34.81
December 31, 1993.......  45,842   250,000  250,000   60,947   60,467      5.07          29.50
December 31, 1994.......  50,010   250,000  250,000   61,235   61,235      3.41          25.36
December 31, 1995.......  54,177   250,000  250,000   76,916   76,916      5.36          22.06
December 31, 1996.......  58,345   250,000  250,000   82,936   82,936      4.98          19.37
December 31, 1997.......  62,512   250,000  250,000   94,307   94,307      5.39          17.14

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1983.......   4,167   250,000  250,000   3,594   1,333     -96.23%           --
December 31, 1984.......   8,335   250,000  250,000   7,161   2,637     -82.93       1,911.21%
December 31, 1985.......  12,502   250,000  250,000  10,861   6,337     -44.40         424.10
December 31, 1986.......  16,670   250,000  250,000  14,637  10,113     -25.96         202.39
December 31, 1987.......  20,837   250,000  250,000  18,590  14,152     -16.32         124.87
December 31, 1988.......  25,005   250,000  250,000  22,955  18,723     -10.19          87.22
December 31, 1989.......  29,172   250,000  250,000  27,966  24,196      -5.62          65.47
December 31, 1990.......  33,340   250,000  250,000  33,066  30,119      -2.65          51.48
December 31, 1991.......  37,507   250,000  250,000  37,861  35,736      -1.12          41.83
December 31, 1992.......  41,675   250,000  250,000  41,965  40,663       -.51          34.81
December 31, 1993.......  45,842   250,000  250,000  45,821  45,341       -.21          29.50
December 31, 1994.......  50,010   250,000  250,000  50,221  50,221        .07          25.36
December 31, 1995.......  54,177   250,000  250,000  55,567  55,567        .40          22.06
December 31, 1996.......  58,345   250,000  250,000  60,807  60,807        .60          19.37
December 31, 1997.......  62,512   250,000  250,000  66,366  66,366        .81          17.14

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,167   250,000  250,000   2,913     652     -93.77%           --
December 31, 1988.......   8,335   250,000  250,000   6,684   2,161     -73.63       1,004.35%
December 31, 1989.......  12,502   250,000  250,000  12,542   8,018     -24.58         321.10
December 31, 1990.......  16,670   250,000  250,000  14,828  10,304     -21.18         170.58
December 31, 1991.......  20,837   250,000  250,000  22,585  18,198      -5.04         110.46
December 31, 1992.......  25,005   250,000  250,000  27,304  23,123      -2.47          79.27
December 31, 1993.......  29,172   250,000  250,000  32,974  29,410        .22          60.52
December 31, 1994.......  33,340   250,000  250,000  36,164  33,422        .06          48.15
December 31, 1995.......  37,507   250,000  250,000  53,226  51,307       6.63          39.46
December 31, 1996.......  41,675   250,000  250,000  67,666  66,570       8.86          33.05
December 31, 1997.......  45,842   250,000  226,094  92,778  92,504      11.94          29.16

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429         --             --
December 31, 1987.......   4,167   250,000  250,000   3,303   1,041     -87.45%            --
December 31, 1988.......   8,335   250,000  250,000   6,870   2,346     -71.05       1,004.35%
December 31, 1989.......  12,502   250,000  250,000  11,736   7,212     -29.85         321.10
December 31, 1990.......  16,670   250,000  250,000  15,220  10,696     -19.61         170.58
December 31, 1991.......  20,837   250,000  250,000  21,541  17,154      -7.22         110.46
December 31, 1992.......  25,005   250,000  250,000  26,109  21,928      -4.14          79.27
December 31, 1993.......  29,172   250,000  250,000  31,855  28,291       -.84          60.52
December 31, 1994.......  33,340   250,000  250,000  34,306  31,564      -1.32          48.15
December 31, 1995.......  37,507   250,000  250,000  48,530  46,611       4.61          39.46
December 31, 1996.......  41,675   250,000  250,000  58,458  57,361       6.08          33.05
December 31, 1997.......  45,842   250,000  250,000  77,064  76,789       8.84          28.15

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1993.......   4,167   250,000  250,000   3,783   1,522     -77.71%           --
December 31, 1994.......   8,335   250,000  250,000   6,893   2,369     -70.63         999.79%
December 31, 1995.......  12,502   250,000  250,000  12,776   8,252     -23.07         320.41
December 31, 1996.......  16,670   250,000  250,000  18,184  13,660      -9.00         170.35
December 31, 1997.......  20,837   250,000  250,000  24,847  20,477       -.65         110.35

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1993.......   4,167   250,000  250,000   3,765   1,503     -78.11%           --
December 31, 1994.......   8,335   250,000  250,000   6,824   2,300     -71.58         999.79%
December 31, 1995.......  12,502   250,000  250,000  13,111   8,587     -21.01         320.41
December 31, 1996.......  16,670   250,000  250,000  18,786  14,263      -7.08         170.35
December 31, 1997.......  20,837   250,000  250,000  28,778  24,408       5.97         110.35

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,175     913     -89.78%           --
December 31, 1995.......   8,335   250,000  250,000   7,863   3,339     -57.77       1,008.95%
December 31, 1996.......  12,502   250,000  250,000  13,738   9,214     -17.34         321.80
December 31, 1997.......  16,670   250,000  250,000  20,940  16,416       -.71         170.81

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,381   1,119        --             --
December 31, 1995.......   8,335   250,000  250,000   8,036   3,512     -84.69%      3,152.30%
December 31, 1996.......  12,502   250,000  250,000  12,195   7,671     -38.38         510.22
December 31, 1997.......  16,670   250,000  250,000  18,301  13,778     -11.28         225.29

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,575   1,313        --             --
December 31, 1995.......   8,335   250,000  250,000   7,687   3,163     -89.46%      3,152.30%
December 31, 1996.......  12,502   250,000  250,000  12,097   7,574     -39.30         510.22
December 31, 1997.......  16,670   250,000  250,000  17,091  12,567     -16.62         225.29

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,465   1,203        --             --
December 31, 1995.......   8,335   250,000  250,000   8,027   3,504     -84.81%      3,152.30%
December 31, 1996.......  12,502   250,000  250,000  13,243   8,719     -28.96         510.22
December 31, 1997.......  16,670   250,000  250,000  20,692  16,168      -1.83         225.29

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,663   1,401        --             --
December 31, 1995.......   8,335   250,000  250,000   7,208   2,685     -94.71%      3,152.30%
December 31, 1996.......  12,502   250,000  250,000  10,771   6,247     -52.62         510.22
December 31, 1997.......  16,670   250,000  250,000  13,573   9,049     -35.33         225.29

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1986.......   4,167   250,000  250,000   3,592   1,330        --             --
December 31, 1987.......   8,335   250,000  250,000   6,066   1,543     -98.80%      2,628.41%
December 31, 1988.......  12,502   250,000  250,000  10,375   5,851     -53.87         478.46
December 31, 1989.......  16,670   250,000  250,000  15,189  10,665     -25.04         217.17
December 31, 1990.......  20,837   250,000  250,000  15,977  11,504     -26.55         131.19
December 31, 1991.......  25,005   250,000  250,000  24,069  19,802      -8.59          90.59
December 31, 1992.......  29,172   250,000  250,000  31,267  27,360      -1.99          67.52
December 31, 1993.......  33,340   250,000  250,000  39,695  36,610       2.50          52.84
December 31, 1994.......  37,507   250,000  250,000  45,075  42,813       3.10          42.79
December 31, 1995.......  41,675   250,000  250,000  63,974  62,534       8.36          35.51
December 31, 1996.......  45,842   250,000  250,000  75,410  74,793       9.04          30.03
December 31, 1997.......  50,010   250,000  277,657  98,884  98,884      11.32          27.40

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,167   250,000  250,000   2,945     684     -85.89%           --
December 31, 1988.......   8,335   250,000  250,000   6,725   2,201     -64.07         689.91%
December 31, 1989.......  12,502   250,000  250,000  12,007   7,483     -24.45         266.39
December 31, 1990.......  16,670   250,000  250,000  14,825  10,301     -18.94         151.07
December 31, 1991.......  20,837   250,000  250,000  19,197  14,879     -11.32         100.99
December 31, 1992.......  25,005   250,000  250,000  19,616  15,503     -13.85          73.82
December 31, 1993.......  29,172   250,000  250,000  30,816  27,526      -1.48          57.04
December 31, 1994.......  33,340   250,000  250,000  33,846  31,379      -1.37          45.77
December 31, 1995.......  37,507   250,000  250,000  40,706  39,061        .82          37.74
December 31, 1996.......  41,675   250,000  250,000  48,755  47,933       2.56          31.76
December 31, 1997.......  45,842   250,000  250,000  57,361  57,361       3.74          27.15

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1985.......   4,167   250,000  250,000   3,757   1,496     -97.35%           --
December 31, 1986.......   8,335   250,000  250,000   7,650   3,126     -80.69       2,258.71%
December 31, 1987.......  12,502   250,000  250,000  10,735   6,212     -47.93         452.37
December 31, 1988.......  16,670   250,000  250,000  15,003  10,479     -25.14         210.23
December 31, 1989.......  20,837   250,000  250,000  17,180  12,725     -21.44         128.25
December 31, 1990.......  25,005   250,000  250,000  19,659  15,409     -17.58          89.03
December 31, 1991.......  29,172   250,000  250,000  29,460  25,621      -3.97          66.57
December 31, 1992.......  33,340   250,000  250,000  39,004  35,988       2.01          52.22
December 31, 1993.......  37,507   250,000  250,000  49,745  47,552       5.47          42.35
December 31, 1994.......  41,675   250,000  250,000  51,602  50,231       3.85          35.19
December 31, 1995.......  45,842   250,000  250,000  64,912  64,363       6.26          29.79
December 31, 1996.......  50,010   250,000  250,000  76,353  76,353       7.08          25.29
December 31, 1997.......  54,177   250,000  250,000  92,205  92,205       8.11          22.24

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,167  $250,000 $250,000 $ 3,691 $ 1,429        --             --
December 31, 1989.......   4,167   250,000  250,000   3,575   1,313     -97.36%           --
December 31, 1990.......   8,335   250,000  250,000   7,080   2,556     -85.84       2,059.44%
December 31, 1991.......  12,502   250,000  250,000  11,810   7,287     -37.06         436.67
December 31, 1992.......  16,670   250,000  250,000  16,277  11,753     -18.69         205.92
December 31, 1993.......  20,837   250,000  250,000  22,839  18,383      -5.39         126.40
December 31, 1994.......  25,005   250,000  250,000  24,114  19,864      -8.19          88.04
December 31, 1995.......  29,172   250,000  250,000  31,271  27,433      -1.86          65.97
December 31, 1996.......  33,340   250,000  250,000  38,766  35,750       1.82          51.82
December 31, 1997.......  37,507   250,000  250,000  49,464  47,270       5.29          42.06

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $100,000 face amount and annual premiums of $1,700, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 40. The second example assumes a Policy with an Option 2 death benefit was issued with a $250,000 face amount and annual premiums of $4,167, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Magnum Equity, Zenith Venture Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-

Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Growth and Income and Zenith Midcap Value Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker preferred risk, age 40. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER STANDARD RISK, AGE 40
                       OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1983.......   1,700   100,000  100,126   1,478     573     -95.61%           --
December 31, 1984.......   3,400   100,000  100,061   2,584     774     -91.70       1,882.05%
December 31, 1985.......   5,100   100,000  101,737   5,664   3,855     -19.71         423.52
December 31, 1986.......   6,800   100,000  107,187  12,034  10,225      22.92         207.62
December 31, 1987.......   8,500   100,000  112,448  19,049  17,273      31.15         130.98
December 31, 1988.......  10,200   100,000  110,601  18,364  16,671      17.30          90.74
December 31, 1989.......  11,900   100,000  115,146  24,909  23,401      20.01          69.48
December 31, 1990.......  13,600   100,000  114,206  24,759  23,580      14.04          54.50
December 31, 1991.......  15,300   100,000  126,147  39,020  38,170      20.28          46.60
December 31, 1992.......  17,000   100,000  123,601  37,565  37,044      15.42          38.52
December 31, 1993.......  18,700   100,000  129,108  43,958  43,766      15.12          33.50
December 31, 1994.......  20,400   100,000  125,108  41,177  41,177      11.44          28.46
December 31, 1995.......  22,100   100,000  154,966  58,006  58,006      14.22          27.80
December 31, 1996.......  23,800   100,000  188,175  70,498  70,498      14.68          27.05
December 31, 1997.......  25,500   100,000  210,258  87,029  87,029      15.29          25.49

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1983.......   1,700   100,000  100,039   1,391     486     -97.26%           --
December 31, 1984.......   3,400   100,000  100,249   2,791     982     -85.88       1,884.92%
December 31, 1985.......   5,100   100,000  100,700   4,477   2,668     -42.60         421.01
December 31, 1986.......   6,800   100,000  101,237   6,240   4,431     -22.38         201.63
December 31, 1987.......   8,500   100,000  101,086   7,452   5,677     -17.03         124.33
December 31, 1988.......  10,200   100,000  101,466   9,127   7,434     -11.15          87.00
December 31, 1989.......  11,900   100,000  102,180  11,274   9,766      -5.94          65.53
December 31, 1990.......  13,600   100,000  102,683  13,210  12,031      -3.21          51.67
December 31, 1991.......  15,300   100,000  104,493  16,593  15,743        .66          42.37
December 31, 1992.......  17,000   100,000  105,369  18,840  18,319       1.53          35.43
December 31, 1993.......  18,700   100,000  107,109  22,061  21,869       2.89          30.33
December 31, 1994.......  20,400   100,000  105,596  22,095  22,095       1.36          25.89
December 31, 1995.......  22,100   100,000  109,210  27,656  27,656       3.46          23.00
December 31, 1996.......  23,800   100,000  109,795  29,714  29,714       3.17          20.30
December 31, 1997.......  25,500   100,000  111,937  33,653  33,653       3.68          18.23

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1983.......   1,700   100,000  100,032   1,394     489      -97.22%           --
December 31, 1984.......   3,400   100,000  100,158   2,705     896      -88.43       1,883.53%
December 31, 1985.......   5,100   100,000  100,288   4,059   2,250      -52.06         420.00
December 31, 1986.......   6,800   100,000  100,401   5,435   3,625      -32.36         200.77
December 31, 1987.......   8,500   100,000  100,532   6,869   5,094      -21.57         123.99
December 31, 1988.......  10,200   100,000  100,757   8,447   6,754      -14.56          86.70
December 31, 1989.......  11,900   100,000  101,175  10,252   8,744       -9.31          65.21
December 31, 1990.......  13,600   100,000  101,579  12,080  10,901       -5.82          51.38
December 31, 1991.......  15,300   100,000  101,820  13,786  12,936       -3.90          41.79
December 31, 1992.......  17,000   100,000  101,759  15,232  14,711       -3.02          34.76
December 31, 1993.......  18,700   100,000  101,549  16,580  16,388       -2.50          29.42
December 31, 1994.......  20,400   100,000  101,474  18,116  18,116       -2.05          25.28
December 31, 1995.......  22,100   100,000  101,695  19,979  19,979       -1.61          22.02
December 31, 1996.......  23,800   100,000  101,830  21,788  21,788       -1.30          19.35
December 31, 1997.......  25,500   100,000  102,016  23,692  23,692       -1.01          17.15

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1987.......   1,700   100,000  100,000   1,105     200      -95.91%           --
December 31, 1988.......   3,400   100,000  100,000   2,492     683      -80.44         990.78%
December 31, 1989.......   5,100   100,000  100,820   4,649   2,839      -31.58         319.10
December 31, 1990.......   6,800   100,000  100,393   5,471   3,662      -26.90         169.24
December 31, 1991.......   8,500   100,000  101,299   8,300   6,546       -9.68         110.10
December 31, 1992.......  10,200   100,000  102,230  10,003   8,330       -6.38          79.36
December 31, 1993.......  11,900   100,000  102,873  12,045  10,619       -3.11          60.78
December 31, 1994.......  13,600   100,000  102,392  13,170  12,074       -2.87          48.25
December 31, 1995.......  15,300   100,000  107,340  19,330  18,563        4.11          40.54
December 31, 1996.......  17,000   100,000  111,503  24,502  24,063        6.61          34.69
December 31, 1997.......  18,700   100,000  118,581  33,505  33,395        9.91          30.60

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 1,700  $100,000 $100,002 $ 1,468 $   563         --             --
December 31, 1987.......   1,700   100,000  100,000   1,254     349      -90.62%           --
December 31, 1988.......   3,400   100,000  100,082   2,565     755      -77.94         991.34%
December 31, 1989.......   5,100   100,000  100,599   4,353   2,544      -36.76         318.71
December 31, 1990.......   6,800   100,000  100,553   5,621   3,811      -25.26         169.38
December 31, 1991.......   8,500   100,000  101,152   7,924   6,169      -11.84         110.02
December 31, 1992.......  10,200   100,000  101,759   9,574   7,902       -8.04          79.18
December 31, 1993.......  11,900   100,000  102,561  11,645  10,219       -4.16          60.69
December 31, 1994.......  13,600   100,000  101,806  12,502  11,405       -4.25          48.11
December 31, 1995.......  15,300   100,000  105,635  17,635  16,867        2.08          40.20
December 31, 1996.......  17,000   100,000  108,071  21,180  20,742        3.81          34.11
December 31, 1997.......  18,700   100,000  112,899  27,843  27,733        6.79          29.80

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $1,700  $100,000 $100,002 $1,468  $  563        --             --
December 31, 1993.......   1,700   100,000  100,180  1,431     526     -82.58%           --
December 31, 1994.......   3,400   100,000  100,148  2,568     759     -77.72         987.30%
December 31, 1995.......   5,100   100,000  101,053  4,738   2,929     -30.02         318.82
December 31, 1996.......   6,800   100,000  101,805  6,714   4,905     -14.58         170.20
December 31, 1997.......   8,500   100,000  102,849  9,153   7,405      -5.13         110.81

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
April 30, 1993..........  $1,700  $100,000 $100,002 $1,468  $  563        --             --
December 31, 1993.......   1,700   100,000  100,176  1,424     519     -82.94%           --
December 31, 1994.......   3,400   100,000  100,100  2,541     731     -78.66         986.98%
December 31, 1995.......   5,100   100,000  101,174  4,859   3,049     -28.05         319.02
December 31, 1996.......   6,800   100,000  102,065  6,933   5,123     -12.69         170.42
December 31, 1997.......   8,500   100,000  104,277 10,596   8,848       1.51         111.56

ZENITH SMALL CAP SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
May 2, 1994.............  $1,700  $100,000 $100,002 $1,468  $  563        --             --
December 31, 1994.......   1,700   100,000  100,000  1,203     298     -92.69%           --
December 31, 1995.......   3,400   100,000  100,374  2,935   1,125     -65.52         997.89%
December 31, 1996.......   5,100   100,000  101,244  5,093   3,283     -24.42         320.52
December 31, 1997.......   6,800   100,000  102,748  7,742   5,933      -6.22         171.46

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $1,700  $100,000 $100,002 $1,468  $  563        --             --
December 31, 1994.......   1,700   100,000  100,000  1,327     422        --             --
December 31, 1995.......   3,400   100,000  100,465  3,056   1,246     -90.79%      3,109.77%
December 31, 1996.......   5,100   100,000  100,776  4,583   2,774     -46.87         506.58
December 31, 1997.......   6,800   100,000  101,764  6,828   5,018     -17.85         225.04

ZENITH BALANCED SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
October 31, 1994........  $1,700  $100,000 $100,002 $1,468  $  563        --             --
December 31, 1994.......   1,700   100,000  100,000  1,404     499        --             --
December 31, 1995.......   3,400   100,000  100,336  2,927   1,117     -94.20%      3,106.16%
December 31, 1996.......   5,100   100,000  100,740  4,548   2,738     -47.46         506.47
December 31, 1997.......   6,800   100,000  101,313  6,377   4,568     -23.26         224.52

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........  $1,700  $100,000 $100,002  $1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,000   1,360     455        --             --
December 31, 1995.......   3,400   100,000  100,464   3,055   1,246     -90.81%      3,109.77%
December 31, 1996.......   5,100   100,000  101,170   4,978   3,169     -37.48         507.78
December 31, 1997.......   6,800   100,000  102,658   7,722   5,913      -8.30         226.07

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1994.......   1,700   100,000  100,027   1,439     534        --             --
December 31, 1995.......   3,400   100,000  100,154   2,745     936     -97.57%      3,101.04%
December 31, 1996.......   5,100   100,000  100,243   4,051   2,241     -60.97         504.96
December 31, 1997.......   6,800   100,000  100,002   5,066   3,257     -42.35         222.99

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1986.......   1,700   100,000  100,046   1,411     506        --             --
December 31, 1987.......   3,400   100,000  100,000   2,309     500        --        2,583.90%
December 31, 1988.......   5,100   100,000  100,115   3,893   2,083     -61.90%        473.23
December 31, 1989.......   6,800   100,000  100,494   5,652   3,843     -31.77         215.52
December 31, 1990.......   8,500   100,000  100,000   5,928   4,139     -32.22         129.91
December 31, 1991.......  10,200   100,000  100,525   8,886   7,179     -12.98          89.95
December 31, 1992.......  11,900   100,000  102,190  11,501   9,938      -5.62          67.59
December 31, 1993.......  13,600   100,000  103,856  14,544  13,310       -.58          53.34
December 31, 1994.......  15,300   100,000  104,153  16,456  15,551        .38          43.27
December 31, 1995.......  17,000   100,000  109,987  23,270  22,694       5.99          36.99
December 31, 1996.......  18,700   100,000  112,611  27,339  27,092       6.90          31.74
December 31, 1997.......  20,400   100,000  119,223  35,725  35,725       9.37          28.19

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 1,700  $100,000 $100,002 $ 1,468 $   563        --             --
December 31, 1987.......   1,700   100,000  100,000   1,082     177     -91.38%      8,152.29%
December 31, 1988.......   3,400   100,000  100,038   2,469     660     -72.44         681.56
December 31, 1989.......   5,100   100,000  100,794   4,403   2,593     -31.33         264.75
December 31, 1990.......   6,800   100,000  100,514   5,423   3,613     -24.50         149.99
December 31, 1991.......   8,500   100,000  100,728   7,008   5,280     -15.89         100.38
December 31, 1992.......  10,200   100,000  100,000   7,134   5,489     -17.92          73.11
December 31, 1993.......  11,900   100,000  102,196  11,202   9,886      -4.73          57.10
December 31, 1994.......  13,600   100,000  101,882  12,267  11,280      -4.25          45.75
December 31, 1995.......  15,300   100,000  102,642  14,721  14,063      -1.72          37.87
December 31, 1996.......  17,000   100,000  103,988  17,588  17,259        .28          32.10
December 31, 1997.......  18,700   100,000  105,480  20,645  20,645       1.66          27.69

HIGH INCOME SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 19, 1985...... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1985.......   1,700   100,000  100,059    1,467      562    -98.02%           --
December 31, 1986.......   3,400   100,000  100,306    2,904    1,095    -86.55       2,227.47%
December 31, 1987.......   5,100   100,000  100,166    4,029    2,220    -55.57         447.62
December 31, 1988.......   6,800   100,000  100,505    5,589    3,779    -31.54         208.65
December 31, 1989.......   8,500   100,000  100,000    6,366    4,584    -26.84         127.00
December 31, 1990.......  10,200   100,000  100,000    7,248    5,548    -22.22          88.17
December 31, 1991.......  11,900   100,000  101,643   10,811    9,276     -7.67          66.46
December 31, 1992.......  13,600   100,000  103,678   14,260   13,054     -1.09          52.66
December 31, 1993.......  15,300   100,000  106,080   18,125   17,247      2.78          43.24
December 31, 1994.......  17,000   100,000  105,124   18,743   18,195      1.41          35.78
December 31, 1995.......  18,700   100,000  108,856   23,497   23,277      4.08          30.90
December 31, 1996.......  20,400   100,000  110,738   27,545   27,545      5.07          26.85
December 31, 1997.......  22,100   100,000  114,824   33,142   33,142      6.23          23.88

ASSET MANAGER SUB-ACCOUNT

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
September 6, 1989....... $ 1,700  $100,000 $100,002 $  1,468 $    563       --             --
December 31, 1989.......   1,700   100,000  100,003    1,395      490    -98.00%           --
December 31, 1990.......   3,400   100,000  100,087    2,684      875    -90.67       2,027.90%
December 31, 1991.......   5,100   100,000  100,466    4,425    2,616    -44.75         432.88
December 31, 1992.......   6,800   100,000  100,967    6,057    4,248    -24.93         204.86
December 31, 1993.......   8,500   100,000  101,920    8,455    6,673    -10.38         126.36
December 31, 1994.......  10,200   100,000  101,434    8,891    7,191    -12.47          87.81
December 31, 1995.......  11,900   100,000  102,474   11,482    9,946     -5.44          66.13
December 31, 1996.......  13,600   100,000  103,818   14,187   12,980     -1.22          52.30
December 31, 1997.......  15,300   100,000  106,154   18,035   17,158      2.64          42.96

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                      INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH     CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE    VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- -------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,028 $  3,691 $  1,429       --             --
December 31, 1983.......   4,167   250,000  250,426    3,804    1,542    -94.26%           --
December 31, 1984.......   8,335   250,000  250,547    6,852    2,328    -86.84       1,914.60%
December 31, 1985.......  12,502   250,000  255,319   15,166   10,642    -11.60         429.30
December 31, 1986.......  16,670   250,000  270,303   32,384   27,860     29.17         210.61
December 31, 1987.......  20,837   250,000  284,848   51,404   46,966     35.91         133.05
December 31, 1988.......  25,005   250,000  280,218   49,641   45,409     21.05          92.18
December 31, 1989.......  29,172   250,000  292,941   67,495   63,725     23.12          70.72
December 31, 1990.......  33,340   250,000  290,800   67,197   64,250     16.70          55.52
December 31, 1991.......  37,507   250,000  323,689  106,070  103,945     22.57          47.63
December 31, 1992.......  41,675   250,000  317,214  102,233  100,930     17.46          39.41
December 31, 1993.......  45,842   250,000  346,621  119,771  119,291     16.94          35.05
December 31, 1994.......  50,010   250,000  322,295  112,338  112,338     13.11          29.22
December 31, 1995.......  54,177   250,000  423,338  158,461  158,461     15.74          29.29
December 31, 1996.......  58,345   250,000  514,617  192,797  192,797     16.08          28.42
December 31, 1997.......  62,512   250,000  575,964  238,400  238,400     16.59          26.76

ZENITH BOND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1983.......   4,167   250,000  250,208   3,587   1,325     -96.29%           --
December 31, 1984.......   8,335   250,000  251,031   7,386   2,862     -79.93       1,917.59%
December 31, 1985.......  12,502   250,000  252,528  11,971   7,448     -34.90         426.58
December 31, 1986.......  16,670   250,000  254,283  16,787  12,263     -16.19         204.16
December 31, 1987.......  20,837   250,000  254,211  20,131  15,693     -11.99         125.91
December 31, 1988.......  25,005   250,000  255,596  24,745  20,513      -6.97          88.18
December 31, 1989.......  29,172   250,000  257,925  30,669  26,899      -2.43          66.49
December 31, 1990.......  33,340   250,000  259,713  36,040  33,092       -.19          52.50
December 31, 1991.......  37,507   250,000  265,107  45,393  43,268       3.26          43.14
December 31, 1992.......  41,675   250,000  267,991  51,670  50,367       3.86          36.14
December 31, 1993.......  45,842   250,000  273,280  60,643  60,163       4.98          31.01
December 31, 1994.......  50,010   250,000  269,656  60,870  60,870       3.31          26.51
December 31, 1995.......  54,177   250,000  280,205  76,366  76,366       5.25          23.63
December 31, 1996.......  58,345   250,000  282,437  82,229  82,229       4.86          20.90
December 31, 1997.......  62,512   250,000  289,043  93,350  93,350       5.26          18.83

ZENITH MONEY MARKET SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1983.......   4,167   250,000  250,190   3,594   1,333     -96.23%           --
December 31, 1984.......   8,335   250,000  250,792   7,160   2,636     -82.94       1,916.11%
December 31, 1985.......  12,502   250,000  251,429  10,857   6,334     -44.43         425.50
December 31, 1986.......  16,670   250,000  252,044  14,630  10,106     -26.00         203.24
December 31, 1987.......  20,837   250,000  252,735  18,578  14,140     -16.36         125.55
December 31, 1988.......  25,005   250,000  253,706  22,934  18,702     -10.23          87.86
December 31, 1989.......  29,172   250,000  255,234  27,930  24,161      -5.67          66.15
December 31, 1990.......  33,340   250,000  256,757  33,011  30,064      -2.70          52.19
December 31, 1991.......  37,507   250,000  257,863  37,781  35,656      -1.17          42.52
December 31, 1992.......  41,675   250,000  258,172  41,856  40,554       -.56          35.42
December 31, 1993.......  45,842   250,000  258,104  45,682  45,202       -.26          30.04
December 31, 1994.......  50,010   250,000  258,438  50,047  50,047        .01          25.86
December 31, 1995.......  54,177   250,000  259,633  55,347  55,347        .34          22.58
December 31, 1996.......  58,345   250,000  260,634  60,532  60,532        .54          19.89
December 31, 1997.......  62,512   250,000  261,829  66,023  66,023        .74          17.68

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,167   250,000  250,000   2,913     651      93.77%           --
December 31, 1988.......   8,335   250,000  250,426   6,684   2,160     -73.63       1,005.54%
December 31, 1989.......  12,502   250,000  252,941  12,537   8,013     -24.61         323.16
December 31, 1990.......  16,670   250,000  252,102  14,818  10,294     -21.22         171.30
December 31, 1991.......  20,837   250,000  254,903  22,562  18,175      -5.09         111.52
December 31, 1992.......  25,005   250,000  257,801  27,261  23,080      -2.53          80.47
December 31, 1993.......  29,175   250,000  259,945  32,903  29,339        .15          61.71
December 31, 1994.......  33,340   250,000  259,046  36,065  33,323       -.01          49.04
December 31, 1995.......  37,507   250,000  273,052  53,036  57,117       6.55          41.32
December 31, 1996.......  41,675   250,000  284,964  67,340  66,243       8.77          35.45
December 31, 1997.......  45,842   250,000  304,914  92,192  91,918      11.83          31.38

ZENITH MANAGED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,167   250,000  250,017   3,302   1,041     -87.45%           --
December 31, 1988.......   8,335   250,000  250,660   6,869   2,346     -71.06       1,006.19%
December 31, 1989.......  12,502   250,000  252,336  11,732   7,208     -29.88         322.74
December 31, 1990.......  16,670   250,000  252,522  15,211  10,687     -19.65         171.44
December 31, 1991.......  20,837   250,000  254,487  21,521  17,134      -7.27         111.43
December 31, 1992.......  25,005   250,000  256,498  26,073  21,892      -4.19          80.27
December 31, 1993.......  29,172   250,000  259,074  31,793  28,229       -.90          61.60
December 31, 1994.......  33,340   250,000  257,430  34,222  31,480      -1.38          48.88
December 31, 1995.......  37,507   250,000  268,366  48,377  46,458       4.54          40.96
December 31, 1996.......  41,675   250,000  257,533  58,213  57,117       6.00          34.83
December 31, 1997.......  45,842   250,000  289,304  76,636  76,362       8.75          30.52

ZENITH MIDCAP VALUE SUB-ACCOUNT**

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1993.......   4,167   250,000  250,656   3,783   1,521     -77.72%           --
December 31, 1994.......   8,335   250,000  250,845   6,891   2,367     -70.65       1,002.13%
December 31, 1995.......  12,502   250,000  253,555  12,769   8,245     -23.11         322.89
December 31, 1996.......  16,670   250,000  255,902  18,165  13,641      -9.06         172.35
December 31, 1997.......  20,837   250,000  259,042  24,807  20,437       -.73         112.28

ZENITH GROWTH AND INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1993.......   4,167   250,000  250,647   3,765   1,503     -78.12%           --
December 31, 1994.......   8,335   250,000  250,722   6,822   2,299     -71.60       1,001.79%
December 31, 1995.......  12,502   250,000  253,890  13,103   8,580     -21.05         323.12
December 31, 1996.......  16,670   250,000  256,617  18,767  14,243      -7.14         172.59
December 31, 1997.......  20,837   250,000  262,922  28,728  24,358       5.89         113.09

ZENITH SMALL CAP SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,175     913     -89.78%           --
December 31, 1995.......   8,335   250,000  251,443   7,861   3,338     -57.79       1,012.99%
December 31, 1996.......  12,502   250,000  254,082  13,730   9,206     -17.39         324.66
December 31, 1997.......  16,670   250,000  258,427  20,916  16,392       -.78         173.67

ZENITH EQUITY GROWTH SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,028 $ 3,691  $1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,381   1,119        --             --
December 31, 1995.......   8,335   250,000  251,556   8,034   3,510     -84.72%      3,170.09%
December 31, 1996.......  12,502   250,000  252,669  12,188   7,665     -38.44         513.50
December 31, 1997.......  16,670   250,000  255,624  18,284  13,760     -11.35         227.92

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,028 $ 3,691  $1,429        --             --
December 31, 1994.......   4,167   250,000  250,044   3,575   1,313        --             --
December 31, 1995.......   8,335   250,000  251,208   7,686   3,162     -89.47%      3,166.11%
December 31, 1996.......  12,502   250,000  252,573  12,093   7,569     -39.35         513.38
December 31, 1997.......  16,670   250,000  254,418  17,078  12,555     -16.68         227.36

ZENITH VENTURE VALUE SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,028 $ 3,691  $1,429        --             --
December 31, 1994.......   4,167   250,000  250,000   3,465   1,203        --             --
December 31, 1995.......   8,335   250,000  251,548   8,026   3,502     -84.83%      3,170.00%
December 31, 1996.......  12,502   250,000  253,717  13,236   8,712     -29.01         514.78
December 31, 1997.......  16,670   250,000  258,009  20,669  16,145      -1.91         229.03

ZENITH INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 4,167  $250,000 $250,028 $ 3,691  $1,429        --             --
December 31, 1994.......   4,167   250,000  250,132   3,663   1,401        --             --
December 31, 1995.......   8,335   250,000  250,730   7,208   2,684     -94.72%      3,160.65%
December 31, 1996.......  12,502   250,000  251,249  10,768   6,245     -52.64         511.76
December 31, 1997.......  16,670   250,000  250,908  13,568   9,044     -35.36         225.72

EQUITY-INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 4,167  $250,000 $250,028 $ 3,691  $1,429        --             --
December 31, 1986.......   4,167   250,000  250,181   3,592   1,330        --             --
December 31, 1987.......   8,335   250,000  250,000   6,066   1,542     -98.80%      2,628.41%
December 31, 1988.......  12,502   250,000  250,933  10,372   5,849     -53.90         479.52
December 31, 1989.......  16,670   250,000  252,268  15,182  10,658     -25.08         218.20
December 31, 1990.......  20,837   250,000  250,108  15,969  11,496     -26.58         131.22
December 31, 1991.......  25,005   250,000  253,014  24,052  19,785      -8.62          91.13
December 31, 1992.......  29,172   250,000  257,903  31,231  27,324      -2.03          68.57
December 31, 1993.......  33,340   250,000  262,857  39,619  36,535       2.44          54.21
December 31, 1994.......  37,507   250,000  264,114  44,952  42,690       3.04          44.04
December 31, 1995.......  41,675   250,000  280,566  63,729  62,289       8.28          37.78
December 31, 1996.......  45,842   250,000  288,265  75,016  74,399       8.94          32.49
December 31, 1997.......  50,010   250,000  306,992  98,222  98,222      11.21          28.94

OVERSEAS SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1987.......   4,167   250,000  250,000   2,945     683     -85.89%           --
December 31, 1988.......   8,335   250,000  250,633   6,724   2,200     -64.09         691.01%
December 31, 1989.......  12,502   250,000  252,984  12,003   7,479     -24.48         268.06
December 31, 1990.......  16,670   250,000  252,542  14,814  10,290     -18.98         151.83
December 31, 1991.......  20,837   250,000  253,471  19,179  14,861     -11.36         101.67
December 31, 1992.......  25,005   250,000  250,566  19,594  15,481     -13.89          73.90
December 31, 1993.......  29,172   250,000  258,259  30,772  27,482      -1.52          57.98
December 31, 1994.......  33,340   250,000  257,833  33,776  31,309      -1.42          46.50
December 31, 1995.......  37,507   250,000  260,374  40,601  38,956        .77          38.56
December 31, 1996.......  41,675   250,000  264,568  48,594  47,772       2.50          32.76
December 31, 1997.......  45,842   250,000  269,181  57,115  57,115       3.67          28.32

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1985.......   4,167   250,000  250,237   3,757   1,496     -97.35%           --
December 31, 1986.......   8,335   250,000  251,148   7,648   3,124     -80.71       2,267.42%
December 31, 1987.......  12,502   250,000  251,062  10,731   6,208     -47.97         453.50
December 31, 1988.......  16,670   250,000  252,278  14,994  10,471     -25.18         211.22
December 31, 1989.......  20,837   250,000  251,227  17,168  12,712     -21.48         128.56
December 31, 1990.......  25,005   250,000  250,187  19,645  15,396     -17.62          89.06
December 31, 1991.......  29,172   250,000  256,486  29,431  25,592      -4.01          67.43
December 31, 1992.......  33,340   250,000  262,461  38,937  35,921       1.96          53.53
December 31, 1993.......  37,507   250,000  269,479  49,613  47,419       5.40          44.04
December 31, 1994.......  41,675   250,000  267,331  51,414  50,004       3.78          36.49
December 31, 1995.......  45,842   250,000  278,094  64,603  64,055       6.18          31.61
December 31, 1996.......  50,010   250,000  283,820  75,887  75,887       6.98          27.53
December 31, 1997.......  54,177   250,000  295,680  91,492  91,492       7.99          24.56

ASSET MANAGER SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 4,167  $250,000 $250,028 $ 3,691 $ 1,429        --             --
December 31, 1989.......   4,167   250,000  250,094   3,575   1,313     -97.36%           --
December 31, 1990.......   8,335   250,000  250,583   7,079   2,556     -85.85       2,063.39%
December 31, 1991.......  12,502   250,000  251,881  11,807   7,283     -37.09         438.59
December 31, 1992.......  16,670   250,000  253,533  16,267  11,743     -18.73         207.41
December 31, 1993.......  20,837   250,000  256,439  22,815  18,359      -5.44         128.00
December 31, 1994.......  25,005   250,000  255,484  24,078  19,828      -8.25          88.99
December 31, 1995.......  29,172   250,000  258,706  31,212  27,374      -1.92          67.10
December 31, 1996.......  33,340   250,000  262,775  38,670  35,654       1.75          53.15
December 31, 1997.......  37,507   250,000  269,614  49,298  47,104       5.21          43.76

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Goldman
   Sachs Midcap Value Series' investment advisory fee of .70% of average daily net assets. Beginning May 1, 1998, the Series' investment advisory fee is .75%.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

  Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e. 1926-1945, 1927-1946, and so on through 1978-1997):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 50 of the 53 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 53 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 53 periods.

  Over the 43 30-year time periods beginning in 1926 and ending in 1996, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.

  From 1926 through 1997 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
--------

* Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                               ----------------

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1997.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                           GREATER
                                          5.01-      10.01-     15.01-      THAN
     HOLDING     NEGATIVE     0-5.00%     10.00%     15.00%     20.00%     20.00%
      PERIOD      RETURN      RETURN      RETURN     RETURN     RETURN     RETURN
     -------     --------     -------     ------     ------     ------     -------
      1 year       28%           4%        11%         7%        11%         39%
      5 years      10%          15%        15%        31%        19%         10%
     10 years       3%          10%        34%        24%        27%          2%
     20 years       0%           6%        32%        55%         7%          0%

--------

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  Because the Policy provides a death benefit and for the accumulation of cash value, the Policy can be used for various individual and business planning purposes. Purchasing the Policy in part for such purposes entails certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if sufficient premiums are not paid or cash values maintained, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which the Policy was purchased. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED          QUALIFIED
                                   INSURANCE    ANNUITIES    IRA'S    PENSION
                                   ---------- ------------- -------- ---------
   Annual Contribution Limits         No         No         Yes       Yes
   Income Eligibility Limits          No         No         Yes**     No
   Borrowing Treated as Distribu-     No*        Yes        Loans     Yes,
    tions                                                   not       beyond
                                                            allowed   $50,000
   Income Ordering Rules (Income
    included in First
    Distribution)                     No*        Yes        Yes       Yes
   Early Withdrawal Penalties         No*        Yes***     Yes***    Yes***
   Minimum Distribution Rules by      No         No         Yes       Yes
    Age 70 1/2
   Maximum Annual Distribution        No         No         Yes       Yes
    Rules
   Anti-discrimination Rules          No         No         No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis
  * If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

The foregoing information is not intended as tax advice. You should consult your own tax advisor for more complete information.

                NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                        REPORT OF INDEPENDENT AUDITORS

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (formerly New England Variable Life Insurance Company) as of December 31, 1997, and the related statements of operations and changes in net assets for the two years then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statements of operations and changes in net assets of New England Variable Life Separate Account for the year ended December 31, 1995 were audited by other auditors whose report, dated February 6, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 1997, and the results of their operations and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Separate Account of New England Variable Life Insurance Company:

We have audited the statements of operations and changes in net assets of New England Variable Life Separate Account, comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Growth and Income Sub-Account (formerly Value Growth Sub-Account), Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account for the year ended December 31, 1995, and also comprised of the Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, and Venture Value Sub-Account for the period May 1, 1995 (commencement of operations) through December 31, 1995, of New England Variable Life Insurance Company. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and changes in net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of operations and changes in net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and changes in net assets. We believe that our audit of the statements of operations and changes in net assets provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company for each of the aforementioned periods ending December 31, 1995, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 6, 1996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997

                                                                            NEW ENGLAND ZENITH FUND
                                            ----------------------------------------------------------------------------------------
                                                                                                                           GROWTH
                                              CAPITAL       BOND        MONEY         STOCK                    AVANTI        AND
                                              GROWTH       INCOME       MARKET        INDEX      MANAGED       GROWTH      INCOME
                                            SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                            -----------  -----------  -----------  -----------  ----------- ------------ -----------
ASSETS
 Investments in New England Zenith Fund,
  Variable Insurance Products Fund, and
  Variable Insurance Products Fund II at
  value (Note 2)............................. $761,342,931 $46,779,684 $36,990,546 $66,002,486  $42,839,748  $35,698,565 $36,701,292
                      SHARES        COST
                     --------- --------------
 Capital Growth
  Series............ 1,905,310 $  669,976,568
 Back Bay Advisors
  Bond Income
  Series............   431,109     45,887,625
 Back Bay Advisors
  Money Market
  Series............   369,905     36,990,546
 Westpeak Stock
  Index Series......   423,745     46,113,427
 Back Bay Advisors
  Managed Series....   225,651     33,392,311
 Loomis Sayles
  Avanti Growth
  Series............   209,265     28,734,184
 Westpeak Growth
  and Income
  Series............   203,930     29,842,628
 Loomis Sayles
  Small Cap Series..   347,003     49,723,722
 Salomon Brothers
  U.S. Government
  Series............    15,715        176,828
 Loomis Sayles
  Balanced Series...   547,678      7,495,878
 Alger Equity
  Growth Series..... 2,783,337     43,651,128
 Morgan Stanley
  International
  Magnum Equity
  Series............   773,563      8,555,901
 Davis Venture
  Value Series...... 2,875,094     49,085,168
 Salomon Brothers
  Bond
  Opportunities
  Series............    52,710        635,304
 VIP Equity-Income
  Portfolio......... 5,116,958     91,540,584
 VIP Overseas
  Portfolio......... 4,049,703     66,617,006
 VIP High Income
  Portfolio.........   622,056      7,482,998
 VIP II Asset
  Manager
  Portfolio.........   350,236      5,336,650
                               --------------
    Total...........           $1,221,238,456
                               ==============
 Amount due and accrued (payable) from
  policy-related transactions, net...........      101,231     159,544     897,289     107,549       48,961       (8,730)      9,824
 Dividends receivable........................           --          --     165,664          --           --           --          --
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
    Total Assets.............................  761,444,162  46,939,228  38,053,499  66,110,035   42,888,709   35,689,835  36,711,116
LIABILITIES
 Due New England Life Insurance Company......   69,802,554   5,423,528   4,948,075   8,559,199    4,348,325    4,623,232   4,943,446
                                              ------------ ----------- ----------- -----------  -----------  ----------- -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................... $691,641,608 $41,515,700 $33,105,424 $57,550,836  $38,540,384  $31,066,603 $31,767,670
                                              ============ =========== =========== ===========  ===========  =========== ===========

                       See Notes to Financial Statements

                                                                                                   VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
----------------------------------------------------------------------------------------- ------------------------------------
   SMALL        U.S.                   EQUITY     INTERNATIONAL   VENTURE       BOND        EQUITY-                   HIGH
    CAP      GOVERNMENT   BALANCED     GROWTH        EQUITY        VALUE    OPPORTUNITIES    INCOME     OVERSEAS     INCOME
SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
-----------  ----------- ----------- -----------  ------------- ----------- ------------- ------------ ----------- -----------
$55,145,780   $174,912   $8,138,490  $49,042,395   $8,400,895   $59,801,951   $633,048    $124,239,747 $77,754,305 $8,447,518
    140,958     (1,259)       1,139      (20,153)     (30,340)      168,093       (525)        127,430      31,232     10,331
    --           --          --          --            --           --           --            --          --          --
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
 55,286,738    173,653    8,139,629   49,022,242    8,370,555    59,970,044    632,523     124,367,177  77,785,537  8,457,849
  7,776,303     12,470    1,264,381    7,085,182    1,237,518     8,553,311     44,786      17,035,856   9,960,217  1,277,576
-----------   --------   ----------  -----------   ----------   -----------   --------    ------------ ----------- ----------
$47,510,435   $161,183   $6,875,248  $41,937,060   $7,133,037   $51,416,733   $587,737    $107,331,321 $67,825,320 $7,180,273
===========   ========   ==========  ===========   ==========   ===========   ========    ============ =========== ==========


  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
----------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT      TOTAL
------------- --------------
 $6,307,747   $1,424,442,040
     (2,214)       1,740,360
     --              165,664
------------- --------------
  6,305,533    1,426,348,064
    856,655      157,752,614
------------- --------------
 $5,448,878   $1,268,595,450
============= ==============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                       NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND        MONEY       STOCK                  AVANTI        AND
                             GROWTH       INCOME      MARKET       INDEX      MANAGED     GROWTH      INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                          ------------  ----------- ----------- ----------- ----------- ----------- -----------
INCOME
Dividends...............  $184,229,729  $3,419,409  $1,852,865  $ 1,082,727 $5,025,764  $2,781,138  $3,928,553
EXPENSE
Mortality and expense
 risk charge (Note 3)...     4,170,905     253,374     241,048      333,771    229,423     207,451     190,264
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net investment income...   180,058,824   3,166,035   1,611,817      748,956  4,796,341   2,573,687   3,738,289
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   138,009,405      40,519      --        7,633,013  6,137,629   4,823,316   3,107,090
 End of year............    91,366,363     892,059      --       19,889,059  9,447,437   6,964,381   6,858,664
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net change in unrealized
 appreciation
 (depreciation).........   (46,643,042)    851,540      --       12,256,046  3,309,808   2,141,065   3,751,574
Net realized gain on
 investments............     1,699,829      15,488      --           35,165    242,079      87,159      17,721
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   (44,943,213)    867,028      --       12,291,211  3,551,887   2,228,224   3,769,295
                          ------------  ----------  ----------  ----------- ----------  ----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $135,115,611  $4,033,063  $1,611,817  $13,040,167 $8,348,228  $4,801,911  $7,507,584
                          ============  ==========  ==========  =========== ==========  ==========  ==========


                       See Notes to Financial Statements

                                                                                                  VARIABLE INSURANCE
                                                                                                     PRODUCTS FUND
 ---------------------------------------------------------------------------------------- -----------------------------------
    SMALL        U.S.                   EQUITY    INTERNATIONAL   VENTURE       BOND        EQUITY-                  HIGH
     CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS     INCOME
 SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
 -----------  ----------- ----------- ----------- ------------- ----------- ------------- ----------- ----------- -----------
 $6,279,206     $ 9,089    $438,430   $4,721,050    $ 209,389   $ 1,822,395    $43,914    $ 8,872,794 $ 5,434,055  $393,295
    275,141       2,290      50,941      265,599       51,702       276,055      9,400        676,059     447,597    41,502
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  6,004,065       6,799     387,489    4,455,451      157,687     1,546,340     34,514      8,196,735   4,986,458   351,793
  3,059,565        (819)    236,625    2,084,389      136,191     2,398,023     (1,153)    16,409,989   9,502,216   362,600
  5,422,058      (1,916)    642,612    5,391,267     (155,006)   10,716,783     (2,256)    32,699,163  11,137,299   964,520
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,362,493      (1,097)    405,987    3,306,878     (291,197)    8,318,760     (1,103)    16,289,174   1,635,083   601,920
     20,956           1      55,231       75,802        8,303        21,718        201        126,489      67,905    12,234
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
  2,383,449      (1,096)    461,218    3,382,680     (282,894)    8,340,478       (902)    16,415,663   1,702,988   614,154
 ----------     -------    --------   ----------    ---------   -----------    -------    ----------- -----------  --------
 $8,387,514     $ 5,703    $848,707   $7,838,131    $(125,207)  $ 9,886,818    $33,612    $24,612,398 $ 6,689,446  $965,947
 ==========     =======    ========   ==========    =========   ===========    =======    =========== ===========  ========
  VARIABLE
  INSURANCE
  PRODUCTS
   FUND II
-------------------------
    ASSET
   MANAGER
 SUB-ACCOUNT    TOTAL
 ----------- ------------
  $528,401   $231,072,203
    33,135      7,755,657
 ----------- ------------
   495,266    223,316,546
   547,647    194,486,245
   971,097    203,203,584
 ----------- ------------
   423,450      8,717,339
     5,368      2,491,649
 ----------- ------------
   428,818     11,208,988
 ----------- ------------
  $924,084   $234,525,534
 =========== ============

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------
                            CAPITAL      BOND       MONEY      STOCK                 AVANTI   GROWTH AND
                            GROWTH      INCOME      MARKET     INDEX     MANAGED     GROWTH     INCOME
                             SUB-        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-
                            ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
INCOME
Dividends...............  $32,991,113 $2,579,133  $1,306,712 $  841,454 $2,942,415 $1,494,679 $1,804,344
EXPENSE
Mortality and expense
 risk charge (Note 3)...    2,981,244    192,456     160,903    168,590    158,607    137,775    100,738
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net investment income
 (loss).................   30,009,869  2,386,677   1,145,809    672,864  2,783,808  1,356,904  1,703,606
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......   71,963,590    997,195      --      2,853,587  5,216,548  2,881,100  2,105,777
 End of year............  138,009,405     40,519      --      7,633,013  6,137,629  4,823,316  3,107,090
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........   66,045,815   (956,676)     --      4,779,426    921,081  1,942,216  1,001,313
Net realized gain (loss)
 on investments.........      985,421        299      --          1,808     69,775     27,429     18,964
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments.........   67,031,236   (956,377)     --      4,781,234    990,856  1,969,645  1,020,277
                          ----------- ----------  ---------- ---------- ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $97,041,105 $1,430,300  $1,145,809 $5,454,098 $3,774,664 $3,326,549 $2,723,883
                          =========== ==========  ========== ========== ========== ========== ==========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

                                                                                                                  VARIABLE
                                                                                                                  INSURANCE
                                                                                         VARIABLE INSURANCE       PRODUCTS
                                                                                           PRODUCTS FUND           FUND II
---------------------------------------------------------------------------------- ------------------------------ ---------
  SMALL        U.S.               EQUITY    INTERNATIONAL  VENTURE       BOND       EQUITY-                HIGH
   CAP      GOVERNMENT BALANCED   GROWTH       EQUITY       VALUE    OPPORTUNITIES   INCOME    OVERSEAS   INCOME    ASSET
   SUB-        SUB-      SUB-      SUB-         SUB-         SUB-        SUB-         SUB-       SUB-      SUB-    MANAGER
 ACCOUNT     ACCOUNT*  ACCOUNT   ACCOUNT       ACCOUNT     ACCOUNT     ACCOUNT*     ACCOUNT    ACCOUNT   ACCOUNT    SUB-
----------  ---------- -------- ----------  ------------- ---------- ------------- ---------- ---------- -------- ---------
$1,624,708    $ 702    $104,939 $   44,863    $ 71,347    $  444,012    $1,218     $2,662,990 $1,164,550 $199,463 $174,907
    90,146       28      11,713    104,685      19,385        64,656        40        428,473    325,346   19,551   20,483
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 1,534,562      674      93,226    (59,822)     51,962       379,356     1,178      2,234,517    839,204  179,912  154,424
   768,552      --        3,769     65,901      24,089       171,931      --        9,642,454  4,022,725  167,043  269,255
 3,059,565     (819)    236,625  2,084,389     136,191     2,398,023    (1,153)    16,409,989  9,502,216  362,600  547,647
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,291,013     (819)    232,856  2,018,488     112,102     2,226,092    (1,153)     6,767,535  5,479,491  195,557  278,392
    31,570      --        2,318     11,723         159         4,907      --           27,750     44,049    1,942    4,122
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
 2,322,583     (819)    235,174  2,030,211     112,261     2,230,999    (1,153)     6,795,285  5,523,540  197,499  282,514
----------    -----    -------- ----------    --------    ----------    ------     ---------- ---------- -------- --------
$3,857,145    $(145)   $328,400 $1,970,389    $164,223    $2,610,355    $   25     $9,029,802 $6,362,744 $377,411 $436,938
==========    =====    ======== ==========    ========    ==========    ======     ========== ========== ======== ========
 ------------


    TOTAL
 ------------
 $ 50,453,549
    4,984,819
 ------------
   45,468,730
  101,153,516
  194,486,245
 ------------
   93,332,729
    1,232,236
 ------------
   94,564,965
 ------------
 $140,033,695
 ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                 NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------
                                                                                                  GROWTH
                            CAPITAL       BOND       MONEY      STOCK                  AVANTI      AND
                             GROWTH      INCOME      MARKET     INDEX      MANAGED     GROWTH     INCOME
                              SUB-        SUB-        SUB-       SUB-        SUB-       SUB-       SUB-
                            ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
INCOME
Dividends...............  $ 58,318,276 $1,844,411  $1,109,838 $  627,118  $1,061,289 $  535,217 $  606,696
EXPENSE
Mortality and expense
 risk charge (Note 3)...     2,173,846    143,873     112,033     95,240     113,501     77,636     52,633
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net investment income...    56,144,430  1,700,538     997,805    531,878     947,788    457,581    554,063
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation) on
 investments:
 Beginning of year......     9,892,073 (2,028,893)     --     (1,645,744)    703,242    205,680      1,918
 End of year............    71,963,590    997,195      --      2,853,587   5,216,548  2,881,100  2,105,777
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net change in unrealized
 appreciation
 (depreciation).........    62,071,517  3,026,088      --      4,499,331   4,513,306  2,675,420  2,103,859
Net realized gain (loss)
 on investments.........     1,613,390      7,382      --          7,637      42,457     21,233      9,493
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
Net realized and
 unrealized gain on
 investments............    63,684,907  3,033,470      --      4,506,968   4,555,763  2,696,653  2,113,352
                          ------------ ----------  ---------- ----------  ---------- ---------- ----------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $119,829,337 $4,734,008  $  997,805 $5,038,846  $5,503,551 $3,154,234 $2,667,415
                          ============ ==========  ========== ==========  ========== ========== ==========

* For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                     VARIABLE
                                                                                     INSURANCE
                                                           VARIABLE INSURANCE        PRODUCTS
                                                             PRODUCTS  FUND           FUND II
---------------------------------------------------- ------------------------------- ---------  ------------
  SMALL               EQUITY  INTERNATIONAL VENTURE    EQUITY                 HIGH     ASSET
   CAP      BALANCED  GROWTH     EQUITY      VALUE     INCOME     OVERSEAS   INCOME   MANAGER
   SUB-       SUB-     SUB-       SUB-        SUB-      SUB-        SUB-      SUB-     SUB-
 ACCOUNT    ACCOUNT* ACCOUNT*   ACCOUNT*    ACCOUNT*   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT      TOTAL
----------  -------- -------- ------------- -------- ----------- ---------- -------- ---------  ------------
  $365,015  $17,538  $195,436    $12,460    $ 86,716 $ 2,284,557 $  282,520 $  8,412 $ 11,896   $ 67,367,395
    24,746      743    11,686      2,165       7,251     233,864    240,253    6,639    9,537      3,305,646
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   340,269   16,795   183,750     10,295      79,465   2,050,693     42,267    1,773    2,359     64,061,749
     4,662     --       --         --          --        149,659    260,895      213   (1,503)     7,542,202
   768,552    3,769    65,901     24,089     171,931   9,642,454  4,022,725  167,043  269,255    101,153,516
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   763,890    3,769    65,901     24,089     171,931   9,492,795  3,761,830  166,830  270,758     93,611,314
     1,325      223       237        (34)        203      61,089     32,279    2,817    4,661      1,804,392
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
   765,215    3,992    66,138     24,055     172,134   9,553,884  3,794,109  169,647  275,419     95,415,706
----------  -------  --------    -------    -------- ----------- ---------- -------- --------   ------------
$1,105,484  $20,787  $249,888    $34,350    $251,599 $11,604,577 $3,836,376 $171,420 $277,778   $159,477,455
==========  =======  ========    =======    ======== =========== ========== ======== ========   ============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                               NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------------
                                                                                                       GROWTH
                     CAPITAL        BOND          MONEY         STOCK                     AVANTI         AND         SMALL
                     GROWTH        INCOME        MARKET         INDEX        MANAGED      GROWTH       INCOME         CAP
                      SUB-          SUB-          SUB-           SUB-         SUB-         SUB-         SUB-         SUB-
                     ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment
 income.........  $ 180,058,824  $ 3,166,035  $   1,611,817  $    748,956  $ 4,796,341  $ 2,573,687  $ 3,738,289  $ 6,004,065
Net realized and
 unrealized gain
 (loss) on
 investments....    (44,943,213)     867,028       --          12,291,211    3,551,887    2,228,224    3,769,295    2,383,449
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations....    135,115,611    4,033,063      1,611,817    13,040,167    8,348,228    4,801,911    7,507,584    8,387,514
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England Life
 Insurance
 Company
 (Note 4).......    115,563,292    9,916,442    112,790,933    11,030,326    6,066,893    8,052,822    6,483,236   12,931,007
Net transfers
 (to) from other
 sub-accounts...     19,184,703    2,250,884   (100,492,346)   13,670,086    2,168,458      728,467    6,112,407   13,551,252
Net transfers to
 New England
 Life Insurance
 Company........   (103,221,618)  (7,435,545)   (10,617,259)  (11,516,905)  (6,628,199)  (5,007,957)  (5,507,253) (8,882,069)
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net Increase in
 net assets
 resulting from
 policy related
 transactions...     31,526,377    4,731,781      1,681,328    13,183,507    1,607,152    3,773,332    7,088,390   17,600,190
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
Net increase in
 net assets.....    166,641,988    8,764,844      3,293,145    26,223,674    9,955,380    8,575,243   14,595,974   25,987,704
NET ASSETS, AT
 BEGINNING OF
 THE YEAR.......    524,999,620   32,750,856     29,812,279    31,327,162   28,585,004   22,491,360   17,171,696   21,522,731
                  -------------  -----------  -------------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT
 END OF THE
 YEAR...........  $ 691,641,608  $41,515,700  $  33,105,424  $ 57,550,836  $38,540,384  $31,066,603  $31,767,670  $47,510,435
                  =============  ===========  =============  ============  ===========  ===========  ===========  ===========


                       See Notes to Financial Statements

                                                                                         VARIABLE INSURANCE
                                                                                           PRODUCTS FUND
------------------------------------------------------------------------------- --------------------------------------

   U.S.                    EQUITY     INTERNATIONAL   VENTURE         BOND        EQUITY-                     HIGH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME      OVERSEAS      INCOME
   SUB-        SUB-         SUB-          SUB-          SUB-          SUB-          SUB-         SUB-         SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
----------  -----------  -----------  ------------- ------------  ------------- ------------  -----------  -----------
 $  6,799   $   387,489  $ 4,455,451   $   157,687  $  1,546,340    $ 34,514    $  8,196,735  $ 4,986,458  $   351,793
   (1,096)      461,218    3,382,680      (282,894)    8,340,478        (902)     16,415,663    1,702,988      614,154
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
    5,703       848,707    7,838,131      (125,207)    9,886,818      33,612      24,612,398    6,689,446      965,947
    --        2,146,406   14,606,449     3,056,999    13,157,429       --         23,866,781   17,551,475    2,042,291
  118,925     2,461,028    6,194,266     1,537,466    22,596,463     563,357       5,377,892    1,724,137    1,829,771
   (9,482)   (1,814,302)  (8,772,068)   (1,574,196)  (10,885,947)    (36,000)    (18,885,322)  (9,549,079)  (1,756,377)
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  109,443     2,793,132   12,028,647     3,020,269    24,867,945     527,357      10,359,351    9,726,533    2,115,685
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
  115,146     3,641,839   19,866,778     2,895,062    34,754,763     560,969      34,971,749   16,415,979    3,081,632
   46,037     3,233,409   22,070,282     4,237,975    16,661,970      26,768      72,359,572   51,409,341    4,098,641
 --------   -----------  -----------   -----------  ------------    --------    ------------  -----------  -----------
 $161,183   $ 6,875,248  $41,937,060   $ 7,133,037  $ 51,416,733    $587,737    $107,331,321  $67,825,320  $ 7,180,273
 ========   ===========  ===========   ===========  ============    ========    ============  ===========  ===========
  VARIABLE
 INSURANCE
  PRODUCTS
  FUND II
----------------------------

   ASSET
  MANAGER
    SUB-
  ACCOUNT        TOTAL
 ----------- ---------------
 $  495,266  $  223,316,546
    428,818      11,208,988
 ----------- ---------------
    924,084     234,525,534
  1,403,144     360,665,925
    422,784        --
   (881,229)   (212,980,807)
 ----------- ---------------
    944,699     147,685,118
 ----------- ---------------
  1,868,783     382,210,652
  3,580,095     886,384,798
 ----------- ---------------
 $5,448,878  $1,268,595,450
 =========== ===============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING
 ACTIVITIES
Net investment income
 (loss).................  $ 30,009,869  $ 2,386,677   $ 1,145,809  $   672,864  $ 2,783,808  $ 1,356,904  $ 1,703,606
Net realized and
 unrealized gain (loss)
 on investments.........    67,031,236     (956,377)      --         4,781,234      990,856    1,969,645    1,020,277
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase (decrease)
  in net assets
  resulting from
  operations............    97,041,105    1,430,300     1,145,809    5,454,098    3,774,664    3,326,549    2,723,883
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England Life
 Insurance Company (Note
 4).....................   111,194,198    8,517,031    79,806,482    6,566,717    5,631,293    7,140,375    5,201,936
Net transfers (to) from
 other sub-accounts.....    (1,541,352)   1,894,963   (61,482,739)   5,875,439    1,412,522    2,859,556    2,274,270
Net transfers to New
 England Life Insurance
 Company................   (76,528,987)  (5,770,575)   (9,089,129)  (5,144,242)  (4,232,475)  (5,172,577)  (3,338,671)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    33,123,859    4,641,419     9,234,614    7,297,914    2,811,340    4,827,354    4,137,335
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   130,164,964    6,071,719    10,380,423   12,752,012    6,586,004    8,153,903    6,861,218
NET ASSETS, AT BEGINNING
 OF THE YEAR............   394,834,656   26,679,137    19,431,856   18,575,150   21,999,000   14,337,457   10,310,478
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $524,999,620  $32,750,856  $ 29,812,279  $31,327,162  $28,585,004  $22,491,360  $17,171,696
                          ============  ===========  ============  ===========  ===========  ===========  ===========

* For the period July 1, 1996 (Commencement of Operations) through December 31, 1996.


                       See Notes to Financial Statements

--------------------------------------------------------------------------------------------
                                         EQUITY
   SMALL         U.S.                    GROWTH     INTERNATIONAL   VENTURE        BOND
    CAP       GOVERNMENT   BALANCED       SUB-         EQUITY        VALUE     OPPORTUNITIES
SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT    ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT*
-----------  ------------ -----------  -----------  ------------- -----------  -------------
$ 1,534,562    $   674    $   93,226   $   (59,822)  $    51,962  $   379,356     $ 1,178
  2,322,583       (819)      235,174     2,030,211       112,261    2,230,999      (1,153)
-----------    -------    ----------   -----------   -----------  -----------     -------
  3,857,145       (145)      328,400     1,970,389       164,223    2,610,355          25
  5,440,860       --         811,932     9,286,073     1,454,605    4,876,053       --
 10,060,122     46,951     2,383,695    11,496,667     2,908,047    9,510,686      27,190
 (4,380,392)      (769)     (708,829)   (6,395,345)   (1,242,748)  (3,721,564)       (447)
-----------    -------    ----------   -----------   -----------  -----------     -------
 11,120,590     46,182     2,486,798    14,387,395     3,119,904   10,665,175      26,743
-----------    -------    ----------   -----------   -----------  -----------     -------
 14,977,735     46,037     2,815,198    16,357,784     3,284,127   13,275,530      26,768
  6,544,996       --         418,211     5,712,498       953,848    3,386,440       --
-----------    -------    ----------   -----------   -----------  -----------     -------
$21,522,731    $46,037    $3,233,409   $22,070,282   $ 4,237,975  $16,661,970     $26,768
===========    =======    ==========   ===========   ===========  ===========     =======
                                          VARIABLE
                                          INSURANCE
          VARIABLE INSURANCE              PRODUCTS
            PRODUCTS FUND                  FUND II
 --------------------------------------- ---------------------------
   EQUITY-                     HIGH         ASSET
   INCOME       OVERSEAS      INCOME       MANAGER
 SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
 ------------ ------------- ------------ ------------ --------------
 $ 2,234,517  $    839,204  $  179,912   $  154,424   $  45,468,730
   6,795,285     5,523,540     197,499      282,514      94,564,965
 ------------ ------------- ------------ ------------ --------------
   9,029,802     6,362,744     377,411      436,938     140,033,695
  20,426,731    17,135,189     970,763    1,258,847     285,719,085
   9,029,810     1,051,463   1,631,762      560,948        --
 (13,479,623)  (11,522,274)   (623,788)    (649,631)   (152,002,266)
 ------------ ------------- ------------ ------------ --------------
  15,976,918     6,664,378   1,978,737    1,170,164     133,716,819
 ------------ ------------- ------------ ------------ --------------
  25,006,720    13,027,122   2,356,148    1,607,102     273,750,514
  47,352,852    38,382,219   1,742,493    1,972,993     612,634,284
 ------------ ------------- ------------ ------------ --------------
 $72,359,572  $ 51,409,341  $4,098,641   $3,580,095   $ 886,384,798
 ============ ============= ============ ============ ==============


                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                       NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995

                                                                                        NEW ENGLAND ZENITH FUND
                          -------------------------------------------------------------------------------------------
                                                                                                            GROWTH
                            CAPITAL        BOND         MONEY         STOCK                    AVANTI         AND
                             GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       INCOME
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
FROM OPERATING ACTIVI-
 TIES
Net investment income...  $ 56,144,430  $ 1,700,538  $    997,805  $   531,878  $   947,788  $   457,581  $   554,063
Net realized and
 unrealized gain on
 investments............    63,684,907    3,033,470       --         4,506,968    4,555,763    2,696,653    2,113,352
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
 Net Increase in net
  assets resulting from
  operations............   119,829,337    4,734,008       997,805    5,038,846    5,503,551    3,154,234    2,667,415
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
Life Insurance Company
 (Note 4)...............   100,611,223    7,330,838    40,457,027    4,559,195    4,757,562    5,407,500    3,473,273
Net transfers (to) from
 other sub-accounts.....    (7,820,362)   2,481,090   (32,083,917)   2,734,513      286,111    3,131,998    2,645,617
Net transfers to New
 England Life Insurance
 Company................   (67,280,279)  (4,616,930)   (6,819,802)  (3,436,368)  (3,307,802)  (3,767,486)  (2,568,808)
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase in net
 assets resulting from
 policy related
 transactions...........    25,510,582    5,194,998     1,553,308    3,857,340    1,735,871    4,772,012    3,550,082
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
Net increase in net
 assets.................   145,339,919    9,929,006     2,551,113    8,896,186    7,239,422    7,926,246    6,217,497
NET ASSETS, AT BEGINNING
 OF THE YEAR............   249,494,737   16,750,131    16,880,743    9,678,964   14,759,578    6,411,211    4,092,981
                          ------------  -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS, AT END OF
 THE YEAR...............  $394,834,656  $26,679,137  $ 19,431,856  $18,575,150  $21,999,000  $14,337,457  $10,310,478
                          ============  ===========  ============  ===========  ===========  ===========  ===========

 * For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.


                       See Notes to Financial Statements

                                                                                                            VARIABLE
                                                                                                            INSURANCE
                                                                            VARIABLE INSURANCE              PRODUCTS
                                                                               PRODUCTS FUND                 FUND II
------------------------------------------------------------------- -------------------------------------   ---------
   SMALL                      EQUITY     INTERNATIONAL   VENTURE      EQUITY-                    HIGH         ASSET
    CAP         BALANCED      GROWTH        EQUITY        VALUE       INCOME      OVERSEAS      INCOME       MANAGER
SUB-ACCOUNT   SUB-ACCOUNT* SUB-ACCOUNT*  SUB-ACCOUNT*  SUB-ACCOUNT* SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
-----------   ------------ ------------  ------------- ------------ -----------  -----------  -----------  -----------
$   340,269     $ 16,795   $   183,750     $  10,295    $   79,465  $ 2,050,693  $    42,267  $    1,773   $    2,359
    765,215        3,992        66,138        24,055       172,134    9,553,884    3,794,109     169,647      275,419
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  1,105,484       20,787       249,888        34,350       251,599   11,604,577    3,836,376     171,420      277,778
  2,237,626       81,978     1,048,361       241,835       625,044   13,985,879   17,076,602     395,370      696,227
  4,814,141      409,874     5,735,744       948,764     3,228,499   12,483,761   (2,007,296)  1,503,857    1,507,606
 (1,803,085)    (94,428)    (1,321,495)     (271,101)     (718,702)  (9,853,532)  (8,392,295)   (358,576)    (709,312)
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  5,248,682      397,424     5,462,610       919,498     3,134,841   16,616,108    6,677,011   1,540,651    1,494,521
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
  6,354,166      418,211     5,712,498       953,848     3,386,440   28,220,685   10,513,387   1,712,071    1,772,299
    190,830        --           --            --            --       19,132,167   27,868,832      30,422      200,694
-----------     --------   -----------     ---------    ----------  -----------  -----------  ----------   ----------
$ 6,544,996     $418,211   $ 5,712,498     $ 953,848    $3,386,440  $47,352,852  $38,382,219  $1,742,493   $1,972,993
===========     ========   ===========     =========    ==========  ===========  ===========  ==========   ==========
 --------------


     TOTAL
 --------------
 $  64,061,749
    95,415,706
 --------------
   159,477,455
   202,985,540
      --
  (115,320,001)
 --------------
    87,665,539
 --------------
   247,142,994
   365,491,290
 --------------
 $ 612,634,284
 ==============


                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO"), formerly New England Variable Life Insurance Company ("NEVLICO"), was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO.

Effective with the merger on August 30, 1996 of New England Mutual Life Insurance Company ("NEMLICO") and Metropolitan Life Insurance Company ("MLI"), NEMLICO ceased to exist, with MLI as the surviving company of the merger. NELICO then became an indirect wholly-owned subsidiary of MLI.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has eighteen investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, the Variable Insurance Products Fund and the Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the eighteen Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Currently, the charges are made daily at an annual rate of .35% of the Account assets attributable to fixed premium ("Zenith Life") variable policies, .45% of the Account assets attributable to single premium ("Zenith Life One") variable life policies, .60% of the Account assets attributable to variable ordinary ("Zenith Life Plus", "Zenith Life Plus II" and "Zenith Variable Whole Life") life policies and limited payment ("Zenith Life Executive 65") variable life policies, .90% of the Account assets attributable to variable survivorship ("Zenith Survivorship Life") life policies, and .75% of the Account assets attributable to flexible premium ("Zenith Flexible Life") variable life policies. For the modified single premium ("American Gateway") variable life policies mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly at an annual rate of .90%.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales loads, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, Inc., which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                ADVISER                    SUB-ADVISER
        ------           ------------------ -------------------------------------
Capital Growth           CGM*                                --
Back Bay Advisors Money  TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        TNE Advisers, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Avanti     TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Morgan Stanley           TNE Advisers, Inc. Morgan Stanley Asset Management Inc.
 International Magnum
 Equity
Davis Venture Value      TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.    TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Government
Salomon Brothers         TNE Advisers, Inc. Salomon Brothers Asset Management Inc
 Strategic Bond
 Opportunities

*  An affiliate of NELICO

Effective May 1, 1997 the Draycott International Equity Series was renamed the Morgan Stanley International Magnum Equity Series and a new Sub-advisory agreement between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. went into effect replacing the prior agreement between TNE Advisers, Inc. and Draycott Partners, Ltd.

On January 28, 1998, the Fund's Board of Trustees approved new advisory and subadvisory agreements (the "New Agreements") relating to the Loomis Sayles Avanti Growth Series between TNE Advisers, Inc. and the Fund on behalf of the Series, and between TNE Advisers, Inc. and Goldman Sachs Asset Management ("Goldman Sachs"), respectively. The New Agreements, which are subject to shareholder approval, are expected to become effective on or about May 1, 1998. Under the New Agreements, Goldman Sachs would become the subadviser of the Series, succeeding Loomis Sayles & Company, L.P., and would become responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. Accordingly, the name of the Series would be changed to the "Goldman Sachs Midcap Value Series" at the time the New Agreements take effect. Goldman Sachs is a separate operating division of Goldman, Sachs & Co., a privately-owned global financial services company.

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 1997:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Capital Growth Series                              $190,848,855 $152,123,058
   Back Bay Advisors Money Market Series               165,843,613  162,797,235
   Back Bay Advisors Bond Income Series                 19,577,841   13,951,014
   Back Bay Advisors Managed Series                     12,248,935    9,123,459
   Westpeak Stock Index Series                          31,190,566   13,926,513
   Westpeak Growth and Income Series                    16,870,544    7,986,008
   Loomis Sayles Avanti Growth Series                   14,966,505   10,913,924
   Loomis Sayles Small Cap Series                       35,774,167   14,288,925
   Loomis Sayles Balanced Series                         6,944,300    3,461,274
   Morgan Stanley International Magnum Equity Series     7,071,617    3,577,480
   Davis Venture Value Series                           41,982,387   11,519,957
   Alger Equity Growth Series                           27,712,451   13,170,766
   Salomon Brothers U.S. Government Series                 315,478      195,450
   Salomon Brothers Strategic Bond Opportunities
    Series                                                 711,406      148,625
   VIP Equity-Income Portfolio                          43,541,020   28,601,305
   VIP Overseas Portfolio                               33,752,160   24,396,016
   VIP High Income Portfolio                             5,573,049    2,765,596
   VIP II Asset Manager Portfolio                        3,323,050    2,105,248

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the sub-account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown (in the case of American Gateway Series, the mortality and expense risk charge is deducted monthly from the cash values rather than daily from sub-account assets and, therefore, does not impact sub-account net investment returns). These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.11%)  30.30%   (3.82%)  53.45%   (6.38%)  14.57%   (7.39%)  37.55%   20.65%   23.05%
Bond Income.............   7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   (3.70%)  20.78%    4.24%   10.50%
Money Market............   7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.61%    5.33%    4.76%    4.97%
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.93%   29.70%   (4.48%)  29.98%    6.92%    9.34%    0.76%   36.44%   22.04%   32.03%
Managed.................   9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   (1.46%)  30.81%   14.62%   26.12%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------

Avanti Growth........................................................  14.47%   (0.62%)  29.90%   17.20%   16.91%
Growth and Income....................................................  13.97%   (1.55%)  35.99%   17.68%   33.01%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.29%    6.69%   34.62%   13.88%   27.66%
Overseas.............................................................  14.57%    1.37%    9.30%   12.82%   11.17%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

Small Cap.....................................................................  (3.45%)  28.40%   30.22%   24.42%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------

High Income...................................................................  (0.58%)  20.18%   13.63%   17.26%
Asset Manager.................................................................  (4.41%)  16.55%   14.20%   20.23%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------

Equity Growth..........................................................................  24.84%   12.78%   25.19%
Balanced...............................................................................  13.75%   16.50%   15.77%
International Equity...................................................................   3.85%    6.30%   (1.64%)
Venture Value..........................................................................  21.64%   25.40%   33.03%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.20%)  30.17%   (3.91%)  53.29%   (6.47%)  14.46%   (7.38%)  37.41%   20.53%   22.92%
Bond Income.............   7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   (3.80%)  20.66%    4.14%   10.39%
Money Market............   7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.35%    5.23%    4.65%    4.87%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.82%   29.57%   (4.58%)  29.85%    6.81%    9.23%    0.66%   36.30%   21.91%   31.90%
Managed.................   8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   (1.56%)  30.67%   14.51%   25.99%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.39%   (0.72%)  29.77%   17.08%   16.80%
Growth and Income....................................................  13.90%   (1.65%)  35.85%   17.56%   32.87%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity Income........................................................   9.22%    6.59%   34.49%   13.77%   27.53%
Overseas.............................................................  14.49%    1.27%    9.19%   12.70%   11.05%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.52%)  28.27%   30.09%   24.29%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.61%)  20.06%   13.52%   17.14%
Asset Manager.................................................................  (4.45%)  16.43%   14.09%   20.11%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.76%   12.66%   25.06%
Balanced...............................................................................  13.67%   16.39%   15.66%
International Equity...................................................................   3.79%    6.19%   (1.74%)
Venture Value..........................................................................  21.56%   25.27%   32.90%

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND
LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.34%)  29.98%   (4.06%)  53.06%   (6.61%)  14.28%   (7.62%)  37.21%   20.34%   22.74%
Bond Income.............   7.72%   11.63%    7.44%   17.25%    7.53%   11.94%   (3.94%)  20.47%    3.98%   10.23%
Money Market............   6.87%    8.60%    7.54%    5.58%    3.18%    2.36%    3.35%    5.07%    4.50%    4.71%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.65%   29.37%   (4.72%)  29.65%    6.65%    9.07%    0.51%   36.10%   21.73%   31.70%
Managed.................   8.83%   18.37%    2.59%   19.45%    6.06%    9.99%   (1.70%)  30.48%   14.34%   25.81%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.28%   (0.87%)  29.57%   16.90%   16.62%
Growth and Income....................................................  13.78%   (1.80%)  35.65%   17.38%   32.67%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.11%    6.43%   34.29%   13.59%   27.34%
Overseas.............................................................  14.38%    1.12%    9.02%   12.53%   10.89%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.61%)  28.08%   29.90%   24.11%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.66%)  19.88%   13.35%   16.96%
Asset Manager.................................................................  (4.49%)  16.26%   13.91%   19.93%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.64%   12.49%   24.88%
Balanced...............................................................................  13.56%   16.21%   15.48%
International Equity...................................................................   3.68%    6.03%   (1.89%)
Venture Value..........................................................................  21.44%   25.08%   32.70%

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.61%)  29.59%   (4.35%)  52.61%   (6.90%)  13.94%   (7.90%)  36.80%   19.98%   22.37%
Bond Income.............   7.40%   11.29%    7.11%   16.90%    7.21%   11.60%   (4.23%)  20.12%    3.67%    9.90%
Money Market............   6.55%    8.28%    7.22%    5.26%    2.87%    2.05%    3.04%    4.75%    4.18%    4.39%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.30%   28.99%   (5.01%)  29.27%    6.33%    8.74%    0.21%   35.69%   21.36%   31.31%
Managed.................   8.50%   18.02%    2.28%   19.10%    5.74%    9.69%   (2.00%)  30.09%   13.99%   25.43%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.05%   (1.16%)  29.19%   16.55%   16.27%
Growth and Income....................................................  13.55%   (2.09%)  35.25%   17.03%   32.28%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   8.89%    6.11%   33.89%   13.25%   26.96%
Overseas.............................................................  14.15%    0.82%    8.70%   12.19%   10.56%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.80%)  27.69%   29.50%   23.73%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.76%)  19.53%   13.00%   16.61%
Asset Manager.................................................................  (4.59%)  15.91%   13.57%   19.57%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.39%   12.15%   24.50%
Balanced...............................................................................  13.33%   15.86%   15.14%
International Equity...................................................................   3.48%    5.71%   (2.18%)
Venture Value..........................................................................  21.20%   24.71%   32.30%

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  (9.47%)  31.88%   (5.73%)  52.83%   (6.75%)  14.11%   (7.76%)  37.00%   20.16%   22.56%
Bond Income.............   7.56%   11.46%    7.28%   17.08%    7.37%   11.77%   (4.08%)  20.29%    3.82%   10.06%
Money Market............   6.71%    8.44%    7.38%    5.42%    3.02%    2.20%    3.20%    4.91%    4.34%    4.55%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  15.47%   29.18%   (4.86%)  29.46%    6.49%    8.90%    0.36%   35.90%   21.55%   31.51%
Managed.................   8.67%   18.20%    2.44%   19.28%    5.90%    9.82%   (1.85%)  30.28%   14.16%   25.62%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.16%   (1.01%)  29.38%   16.72%   16.45%
Growth and Income....................................................  13.67%   (1.94%)  35.45%   17.21%   32.47%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Equity-Income........................................................   9.00%    6.27%   34.09%   13.42%   27.15%
Overseas.............................................................  14.26%    0.97%    8.86%   12.36%   10.72%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.71%)  27.88%   29.70%   23.92%

                                                                               8/31/94- 1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
High Income...................................................................  (0.71%)  19.71%   13.17%   16.79%
Asset Manager.................................................................  (4.54%)  16.08%   13.74%   19.75%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  24.51%   12.32%   24.69%
Balanced...............................................................................  13.44%   16.03%   15.31%
International Equity...................................................................   3.58%    5.87%   (2.04%)
Venture Value..........................................................................  21.32%   24.89%   32.50%

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Bond Income.............   8.37%   12.30%    8.09%   17.96%   8.18%    12.61%   (3.36%)  21.20%    4.61%   10.89%
Money Market............   7.52%    9.25%    8.19%    6.21%   3.80%     2.97%    3.97%    5.70%    5.13%    5.34%

                         1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT              12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index.............  16.34%   30.15%   (4.14%)  30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%
Managed.................   9.48%   19.08%    3.21%   20.17%   6.70%    10.65%   (1.11%)  31.26%   15.03%   26.56%

                                                                      4/30/93- 1/1/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                           -------- -------- -------- -------- --------
Avanti Growth........................................................  14.74%   (0.27%)  30.35%   17.61%   17.32%
Growth and Income....................................................  14.24%   (1.21%)  36.47%   18.10%   33.47%

                                                                               5/2/94-  1/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                    12/31/94 12/31/95 12/31/96 12/31/97
-----------                                                                    -------- -------- -------- --------
Small Cap.....................................................................  (3.23%)  28.84%   30.68%   24.85%

                                                                                        5/1/95-  1/1/96-  1/1/97-
SUB-ACCOUNT                                                                             12/31/95 12/31/96 12/31/97
-----------                                                                             -------- -------- --------
Equity Growth..........................................................................  25.13%   13.17%   25.63%
Balanced...............................................................................  14.01%   16.91%   16.18%
International Equity...................................................................   4.01%    6.67%   (1.30%)
Venture Value..........................................................................  21.92%   25.84%   33.50%

                                                                                                 6/28/96- 1/1/97-
SUB-ACCOUNT                                                                                      12/31/96 12/31/97
-----------                                                                                      -------- --------
U.S. Government.................................................................................   4.55%    8.47%
Strategic Bond Opportunities....................................................................   8.46%   11.07%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company (formerly New England Variable Life Insurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of earnings, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the New England Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

In 1996, as discussed in Note 1 to the financial statements, the Company (1) adopted all applicable generally accepted accounting principles as required for mutual life insurance enterprises (or wholly-owned stock life insurance company subsidiaries of mutual life insurance enterprises) by Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies; and (2) reflected the effects of the changes in corporate organizations.

The consolidated statements of earnings, equity, and cash flows for the period ended December 31, 1995 present the combination of the individual financial statements of New England Variable Life Insurance Company and other entities listed in Note 1. Such individual financial statements were audited by other auditors before the applicable effects of the changes described in the paragraph above and their reports on the financial statements of each of the insurance entities listed in Note 1 expressed an adverse opinion as to the conformity with generally accepted accounting principles and an unqualified opinion as to conformity with statutory principles and their reports on the financial statements of each of the other entities expressed an unqualified opinion. We have audited the adjustments that were applied to restate the 1995 financial statements to reflect the effects of the changes for the adoption of generally accepted accounting principles and the changes in corporate organization as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied.

DELOITTE & TOUCHE LLP

February 17, 1998
Boston, Massachusetts

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997 AND 1996 (DOLLARS IN THOUSANDS)

                                                     NOTES    1997       1996
                                                     ----- ---------- ----------
ASSETS
Investments:
 Fixed Maturities:
  Available for Sale, at Estimated Fair Value......  2,11  $  734,391 $  524,285
  Held to Maturity, at Amortized Cost..............    2           --     29,666
 Equity Securities.................................  2,11       9,399         --
 Policy Loans......................................   11      104,783     76,263
 Real Estate.......................................             2,757      1,702
 Short-Term Investments............................   11       27,944    156,560
 Other Invested Assets.............................            24,349     12,956
                                                           ---------- ----------
    Total Investments..............................           903,623    801,432
Cash and Cash Equivalents..........................   11       74,148     49,147
Deferred Policy Acquisition Costs..................           565,769    434,637
Accrued Investment Income..........................            18,712     13,713
Premiums and Other Receivables.....................    4       63,036      5,941
Other Assets.......................................            62,326     95,106
Separate Account Assets............................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL ASSETS...................................        $3,675,839 $2,606,935
                                                           ========== ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.............................    4   $  500,429 $  464,889
Policyholder Account Balances......................  4,11     240,411    181,594
Other Policyholder Funds...........................   11        8,380      2,071
Policyholder Dividends Payable.....................            14,719      9,018
Short and Long-Term Debt...........................  8,11      85,981     84,057
Income Taxes Payable:                                  5
 Current...........................................             9,102      6,272
 Deferred..........................................            42,066     39,463
Due to Parent......................................           107,337     40,225
Other Liabilities..................................            45,647     21,965
Separate Account Liabilities.......................         1,988,225  1,206,959
                                                           ---------- ----------
    TOTAL LIABILITIES..............................         3,042,297  2,056,513
                                                           ---------- ----------
Commitments and Contingencies (Notes 2, 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding..             2,500      2,500
Contributed Capital................................           545,477    497,946
Retained Earnings..................................            68,218     46,249
Net Unrealized Investment Gains....................    3       17,347      3,727
                                                           ---------- ----------
    TOTAL EQUITY...................................   12      633,542    550,422
                                                           ---------- ----------
TOTAL LIABILITIES AND EQUITY.......................        $3,675,839 $2,606,935
                                                           ========== ==========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (DOLLARS IN THOUSANDS)

                                               NOTES   1997     1996     1995
                                               ----- -------- -------- --------
REVENUES
Premiums......................................   4   $ 63,616 $ 37,410 $ 38,566
Universal Life and Investment-Type Product
 Policy Fee Income............................        145,157  101,756   79,371
Net Investment Income.........................   3     61,059   49,628   41,815
Investment Gains (Losses), Net................   3        890    8,822   10,514
Commissions, Fees and Other Income............         28,302   44,930   34,555
                                                     -------- -------- --------
  TOTAL REVENUES..............................        299,024  242,546  204,821
                                                     -------- -------- --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.........................   4    100,180   65,520   55,810
Interest Credited to Policyholder Account
 Balances.....................................          6,220    5,558    2,564
Policyholder Dividends........................         21,325   14,830   13,954
Other Operating Costs and Expenses............  10    144,342  143,886   99,424
                                                     -------- -------- --------
  TOTAL BENEFITS AND OTHER DEDUCTIONS.........        272,067  229,794  171,752
                                                     -------- -------- --------
Earnings from Operations before Income Taxes..         26,957   12,752   33,069
Income Taxes..................................   5      4,988    3,051   12,303
                                                     -------- -------- --------
NET EARNINGS..................................       $ 21,969 $  9,701 $ 20,766
                                                     ======== ======== ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EQUITY
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                    COMMON
                                    STOCK &            NET UNREALIZED
                                  CONTRIBUTED RETAINED   INVESTMENT
                                    CAPITAL   EARNINGS GAINS (LOSSES)  TOTAL
                                  ----------- -------- -------------- --------
BALANCES AT DECEMBER 31, 1994....   228,057    15,782         (670)    243,169
Net Earnings.....................              20,766                   20,766
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           27,026      27,026
Contributed Capital..............    63,543                             63,543
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1995....   291,600    36,548       26,356     354,504
Net Earnings.....................               9,701                    9,701
Change in Net Unrealized Invest-
 ment Gains (Losses).............                          (22,629)    (22,629)
Contributed Capital..............   208,846                            208,846
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1996....   500,446    46,249        3,727     550,422
Net Earnings.....................              21,969                   21,969
Change in Net Unrealized Invest-
 ment Gains (Losses).............                           13,620      13,620
Contributed Capital..............    47,531                             47,531
                                   --------   -------     --------    --------
BALANCES AT DECEMBER 31, 1997....  $547,977   $68,218     $ 17,347    $633,542
                                   ========   =======     ========    ========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS)

                                                  1997       1996       1995
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                ---------  ---------  ---------
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
 Available for Sale Fixed Maturities..........    178,003    276,420    538,297
 Held to Maturity Fixed Maturities............         --     10,519        625
 Mortgage Loans on Real Estate................         --      2,210         12
 Other, Net...................................        128         --         --
 Purchases of:
 Available for Sale Fixed Maturities..........   (326,059)  (259,713)  (983,518)
 Real Estate..................................         --       (480)        --
 Fixed Asset Property and Equipment...........       (101)    (3,786)        --
 Other Assets.................................         --    (11,024)       (15)
 Net Change in Short-Term Investments.........    128,616   (135,731)   379,325
 Net Change in Policy Loans...................    (28,520)   (18,052)   (14,243)
 Other, Net...................................        177         67       (114)
                                                ---------  ---------  ---------
NET CASH USED BY INVESTING ACTIVITIES.........    (47,756)  (139,570)   (79,631)
                                                ---------  ---------  ---------
Cash Flows from Financing Activities:
 Common Stock
 Capital Contributions........................     46,681    159,162      9,515
 Borrowed Money...............................     (3,181)        --     25,000
 Policyholder Account Balances
 Deposits.....................................    244,338    482,552    281,762
 Withdrawals..................................    (95,066)  (364,933)  (148,403)
 Financial Reinsurance Receivables............      1,823    (37,519)        --
                                                ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES.....    194,595    239,262    167,874
                                                ---------  ---------  ---------
Change in Cash and Cash Equivalents...........     25,001     14,018    (23,591)
Cash and Cash Equivalents, Beginning of Year..     49,147     35,129     58,720
                                                ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR........  $  74,148  $  49,147  $  35,129
                                                =========  =========  =========
Supplemental Cash Flow Information:
 Interest Paid................................  $   1,495  $   1,523  $   1,277
                                                =========  =========  =========
 Income Taxes Paid............................  $   5,470  $   4,721  $   6,765
                                                =========  =========  =========
NET EARNINGS..................................     21,969      9,701     20,766
Adjustments to Reconcile Net Earnings to Net
 Cash Provided by (Used in) Operating
 Activities:
 Change in Deferred Policy Acquisition Costs,
  Net.........................................   (140,578)   (68,626)   (45,823)
 Change in Accrued Investment Income..........     (4,999)       909    (11,507)
 Change in Premiums and Other Receivables.....    (57,095)     4,370     (4,073)
 Gains from Sales of Investments, Net.........       (890)   (15,979)   (21,980)
 Depreciation and Amortization Expenses.......     10,085      4,120      5,725
 Interest Credited to Policyholder Account
  Balances....................................      6,220      5,558      2,565
 Universal Life and Investment-Type Product
  Policy Fee Income...........................         --   (101,756)   (79,371)
 Change in Future Policy Benefits.............     35,540     18,202     14,539
 Change in Other Policyholder Funds...........      6,309       (283)     1,789
 Change in Policyholder Dividends Payable.....      5,701      1,671        114
 Change in Income Taxes Payable...............      1,674     (6,634)    10,211
 Other, Net...................................     (5,774)    63,073     (4,789)
                                                ---------  ---------  ---------
NET CASH USED BY OPERATING ACTIVITIES.........  $(121,838) $ (85,674) $(111,834)
                                                =========  =========  =========

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the Company) is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company principally provides variable life insurance and variable annuity products through a network of general agencies located throughout the United States. The Company also provides participating traditional life insurance, annuity contracts, pension products, as well as, group life, group medical, and group disability coverage.

Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. NEMLICO was merged directly into MetLife and ceased to exist as a separate mutual life insurance company. In conjunction with the merger, NEVLICO became a subsidiary of MetLife and changed its name to New England Life Insurance Company. NELICO has continued after the merger to conduct its existing businesses and is also administering the business activities of the former parent NEMLICO. (Note 13)

NELICO is headquartered in Boston, Massachusetts and became a Massachusetts chartered company through a legal process known as redomestication. Prior to the merger, NEVLICO was organized under Delaware law. The capital structure of NELICO continues in the same form subsequent to the merger with common stock authorized at 50,000 shares and 20,000 shares issued and outstanding with a par value of $125 per share. MetLife made an additional statutory capital contribution to NELICO at the merger date totaling $208,846 consisting of $129,254 of cash and $79,592 of bonds, real estate, mortgages, common stock of affiliates and furniture and equipment. Prior to the merger, NELICO received a capital contribution from NEMLICO for $20,000 in cash. MetLife made an additional statutory capital contribution to NELICO of $50,000 in cash during 1997, which was offset by $2,469 of returned capital.

Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: Exeter Reassurance Company, Ltd., New England Pension and Annuity Company, and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and TNE Advisers, Inc. for other operations. On February 28, 1997, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and TNE Advisers, Inc. The principal business activities of the subsidiaries are disclosed below.

Exeter Reassurance Company, Ltd., (Exeter) was incorporated in Bermuda on November 15, 1994, and registered as an insurer under The Insurance Act 1978 (Bermuda). Exeter engages in financial reinsurance of life insurance and annuity policies.

New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses in 20 states, but is currently not actively engaged in the sale or distribution of insurance products.

New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO. NES is the sole owner of Hereford Insurance Agency, Inc.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. The policy applies to claims made during the policy period or during the discovery period with limits of $1,000 each claim, $1,000 annual aggregate each insured, $3,500, $3,500 and $3,000 annual aggregate all insured in 1997, 1996 and 1995 respectively.

TNE Advisers, Inc. was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. TNE Advisers, Inc. was organized to serve as an investment adviser to certain mutual funds of the New England Zenith Fund and does not intend to engage in any business activities other than providing investment management and administrative services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP), and include the accounts of NELICO and its subsidiaries in which NELICO has control and a majority economic interest. The consolidated financial statements have been prepared as though the current reporting entity had always existed. Significant intercompany transactions and balances have been eliminated in consolidation.

Prior to 1996, NELICO, as a wholly owned stock life insurance subsidiary of a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (statutory financial statements), which accounting practices were considered to be GAAP. In 1996, NELICO adopted Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES (the "Interpretation") and Statement of Financial Accounting Standards (SFAS) No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING POLICIES (the "Standard"), of the Financial Accounting Standards Board (FASB). The Interpretation and Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The cumulative effect of such adoption of all applicable authoritative GAAP pronouncements as of January 1, 1994 was reflected in the financial statements of NELICO as an adjustment of equity at January 1, 1994.

As of December 31, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 increased consolidated equity by $105, net of deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits.

Effective July 1, 1997, management realigned its fixed maturity investment classifications and transferred all securities classified as held to maturity to available for sale. As a result, consolidated equity at July 1, 1997 increased by $798, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

VALUATION OF INVESTMENTS

As mentioned above, during 1997 management reclassified all of the company's fixed maturity securities to available for sale. Accordingly, as of December 31, all of the company's investment securities are carried at estimated fair value. Prior to this reclassification, certain fixed maturity securities (principally bonds) were carried at amortized cost. Unrealized investment gains and losses on investment securities are recorded directly as a separate component of equity net of related deferred income taxes and adjustments of deferred policy acquisition costs and future policy benefits. Costs of securities are adjusted for impairments in value deemed to be other than temporary. Such adjustments are recorded as realized investment losses. All securities transactions are recorded on a trade date basis.

Real estate is considered held for sale by management and is reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. No impairment allowance is required on the property.

Policy loans are stated at unpaid principal balances which approximates fair value.

Short-term investments are stated at amortized cost which approximates fair value.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. These are carried at cost, which approximates fair value.

INVESTMENT RESULTS

Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

PROPERTY AND EQUIPMENT

Property and equipment and leasehold improvements are included in other assets and are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight line method over the estimated useful lives of the assets which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight line method over the lesser of the term of the leases or the estimated useful life of the improvements.

Accumulated depreciation and amortization on property and equipment and leasehold improvements was $13,203, and $3,118 at December 31, 1997 and 1996, respectively. Related depreciation and amortization expense was $10,085, $3,118, and $0 for the years ended December 31, 1997, 1996 and 1995, respectively.

RECOGNITION OF INCOME AND EXPENSES

Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Reinsurance allowances for individual non-medical health contracts are recognized as income when due.

Premiums from variable life, universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

Deferred policy acquisition costs are amortized over a period up to 40 years for traditional life, variable life, universal life products and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

For non-medical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally between 10 and 30 years) in proportion to anticipated reinsurance allowances.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserve for death and endowment policy benefits and the liability for terminal dividends. The net level premium reserve is calculated based on the dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Interest rates used in establishing future policy benefit liabilities range from 4 percent to 5 percent for life insurance policies.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Benefit liabilities for non-medical health insurance are calculated as the net GAAP liability plus the unamortized deferred acquisition costs. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

INCOME TAXES

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

SEPARATE ACCOUNT OPERATIONS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceed the Separate Account liabilities.

Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

POLICYHOLDER DIVIDENDS

The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

For the years ended December 31, 1997, 1996 and 1995, the Company received capital contributions in the form of transfer of assets of $0, $79,592 and $54,028, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

The FASB has issued SFAS No. 130 REPORTING COMPREHENSIVE INCOME which establishes standards for reporting and presentation of comprehensive income and its components. Comprehensive income (loss) was $35,589, $(12,928), and $47,792 in 1997, 1996, and 1995, respectively. Consolidated statements of comprehensive income, which will be required in 1998, have not been presented as the Company has not determined the individual amounts to be displayed in such statements.

RECLASSIFICATIONS

Certain reclassifications have been made to prior years' amounts to conform to the 1997 presentation.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


2. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed securities and equity securities, by category, are shown below.

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1997
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $ 12,105  $    101 $    --  $ 12,206
  Foreign governments....................    2,316        67      --     2,383
  Corporate..............................  620,916    41,564   3,308   659,172
  Mortgage-backed securities.............   57,348     3,282      --    60,630
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $692,685  $ 45,014 $ 3,308  $734,391
                                          ========  ======== =======  ========
Equity Securities:
  Common stocks..........................    9,424       216     241     9,399
                                          --------  -------- -------  --------
    Total Equity Securities.............. $  9,424  $    216 $   241  $  9,399
                                          ========  ======== =======  ========

AVAILABLE FOR SALE SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  5,465  $     47 $    25  $  5,487
  Foreign governments....................    1,577         1      57     1,521
  Corporate..............................  505,683    18,637   7,093   517,227
  Mortgage-backed securities.............       49         1      --        50
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $512,774  $ 18,686 $ 7,175  $524,285
                                          ========  ======== =======  ========

HELD TO MATURITY SECURITIES

                                                    GROSS UNREALIZED
                                          AMORTIZED ---------------- ESTIMATED
                                            COST      GAIN    LOSS   FAIR VALUE
                                          --------- -------- ------- ----------
DECEMBER 31, 1996
Fixed Maturities:
  U. S. Treasury Securities and
   obligations of U. S. government
   corporations and agencies............. $  7,299  $     51 $     6  $  7,344
  States and political subdivisions......      480        38      --       518
  Corporate..............................   21,887       860      99    22,648
                                          --------  -------- -------  --------
    Total Fixed Maturities............... $ 29,666  $    949 $   105  $ 30,510
                                          ========  ======== =======  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Included in net unrealized investment gains (losses) are unrealized gains on foreign currency investments as well as unrealized gains on the associated forward foreign exchange contracts. Unrealized investment gains (losses) consists of the following:

                                                                       1997 1996
                                                                       ---- ----
   Net unrealized gains on investments................................ $281 $ 8
   Unrealized gains (losses) on the maturity of forward contracts.....   14  14
                                                                       ---- ---
                                                                       $295 $22
                                                                       ==== ===

The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, at December 31, 1997 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................. $  5,729   $  5,723
   Due after one year through five years...................   61,395     62,503
   Due after five years through ten years..................  155,795    157,820
   Due after ten years.....................................  412,418    447,715
                                                            --------   --------
     Subtotal..............................................  635,337    673,761
   Mortgage-backed securities..............................   57,348     60,630
                                                            --------   --------
     Total................................................. $692,685   $734,391
                                                            ========   ========

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

ASSETS HELD IN TRUST FOR THE BENEFIT OF OTHER PARTIES

Exeter has deposited in a trust for the benefit of MetLife certain assets for the purpose of allowing MetLife to record a reserve credit as permitted by regulations of the State of New York. Under the terms of the Trust Agreement MetLife enjoys broad powers to withdraw funds from the trust for the payment of policyholder claims incurred by Exeter under its reinsurance treaty and to direct the investment of funds held in the trust. The Trust Agreement limits the types of investments that may be held in trust to cash and certificates of deposit, U.S. Government bonds and notes and publicly traded securities of U.S. companies having a National Association of Insurance Commissioners (NAIC) rating of 1. At December 31, 1997 the trust held $516,491 of bonds and short-term investments, and at December 31, 1996, the trust held $787 of cash and $468,847 of bonds and short-term investments.

ASSETS ON DEPOSIT

As of December 31, 1997 and 1996, the Company had assets on deposit with regulatory agencies of $7,020 and $5,884, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


3. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

The sources of net investment income are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Fixed maturities................................. $50,348  $44,630  $39,264
   Equity securities................................   4,915       --       --
   Mortgage loans on real estate....................      --      110      234
   Real estate......................................     815       55       --
   Policy loans.....................................   5,081    3,734    2,831
   Cash, cash equivalents and short-term
    investments.....................................   4,160    3,656    1,174
   Other investment income..........................     591       38       --
                                                     -------  -------  -------
   Gross investment income..........................  65,910   52,223   43,503
   Investment expenses..............................  (4,851)  (2,595)  (1,688)
                                                     -------  -------  -------
   Net Investment income............................ $61,059  $49,628  $41,815
                                                     =======  =======  =======

Investment gains (losses) are summarized as follows:

                                                        1997    1996    1995
                                                       ------  ------- -------
   Fixed maturities................................... $ (774) $15,467 $21,981
   Other..............................................  1,032      512      (1)
                                                       ------  ------- -------
     Subtotal.........................................    258   15,979  21,980
   Investment gains (losses) related to accelerated
    amortization of deferred
    policy acquisition costs..........................   (632)   7,157  11,466
                                                       ------  ------- -------
   Investment gains (losses), net..................... $  890  $ 8,822 $10,514
                                                       ======  ======= =======

Proceeds from the sales of bonds classified as available for sale during 1997, 1996 and 1995 were $143,107, $275,008 and $518,417 respectively. During 1997,
1996 and 1995, respectively, gross gains of $1,846, $19,109 and $22,558, and gross losses of $1,489, $3,878, and $577 were realized on those sales.

Proceeds from the call of direct issue fixed maturities classified as held to maturity during 1997, 1996 and 1995 were $0, $5,291 and $0, respectively. During 1997, 1996 and 1995, respectively, gross gains of $0, $236 and $0, and gross losses of $0, $0 and $0 were realized due to prepayment premiums received. In 1997 the Company transferred all fixed maturities classified as held to maturity to available for sale.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity and the changes for the corresponding years are summarized as follows:

                                                   1997      1996      1995
                                                 --------  --------  --------
   Year ended December 31
   Balance, beginning of year................... $  3,727  $ 26,356  $   (670)
     Change in unrealized investment gains
      (losses)..................................   30,207   (46,850)   58,947
     Change in unrealized investment gains
      (losses) attributable to:
       Deferred policy acquisition cost
        allowances..............................   (9,446)   12,211   (17,884)
       Deferred income tax (expense) benefit....   (7,141)   12,010   (14,037)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========
   December 31
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
       Fixed maturities......................... $ 41,706  $ 11,525  $ 58,369
       Other....................................       22        (4)        2
                                                 --------  --------  --------
                                                   41,728    11,521    58,371
   Amounts of unrealized investment gains
    (losses) attributable to:
     Deferred policy acquisition cost
      allowances................................  (15,202)   (5,756)  (17,967)
     Deferred income tax (expense) benefit......   (9,179)   (2,038)  (14,048)
                                                 --------  --------  --------
   Balance, end of year......................... $ 17,347  $  3,727  $ 26,356
                                                 ========  ========  ========

Net unrealized investment gains at December 31, 1997, before deferred Federal income tax, reflects gross unrealized gains of $45,014 and gross unrealized losses of $3,308.

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

In the normal course of business, the Company assumes and cedes reinsurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance.

The effect of reinsurance on premiums earned is as follows:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Direct premiums................................ $ 30,975  $  2,682  $  2,794
   Reinsurance assumed............................   62,315    67,483    69,330
   Reinsurance ceded..............................  (29,674)  (32,755)  (33,558)
                                                   --------  --------  --------
   Net premiums earned............................ $ 63,616  $ 37,410  $ 38,566
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)

Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $55,445, $23,962 and $22,577 for the years ended December 31, 1997, 1996 and 1995, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoveries of $1,489 and $200 at December 31, 1997 and 1996, respectively.

A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

5. INCOME TAXES

Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code").

NELICO and its eligible life insurance subsidiary, Exeter Reassurance Company, Ltd., files a consolidated federal income tax return. Separate income tax returns as required are filed for the other life insurance and nonlife insurance direct subsidiaries. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and income tax purposes.

A summary of income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   1997
   Federal............................................ $8,473  $(3,772)  $ 4,701
   State and Local....................................    316      (29)      287
                                                       ------  -------   -------
     Total............................................ $8,789  $(3,801)  $ 4,988
                                                       ======  =======   =======
   1996
   Federal............................................ $5,333  $(1,531)  $ 3,802
   State and Local....................................     --     (751)     (751)
                                                       ------  -------   -------
     Total............................................ $5,333  $(2,282)  $ 3,051
                                                       ======  =======   =======
   1995
   Federal............................................ $5,504  $ 6,355   $11,859
   State and Local....................................     --      444       444
                                                       ------  -------   -------
       Total.......................................... $5,504  $ 6,799   $12,303
                                                       ======  =======   =======

Reconciliations of the differences between income taxes of operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                      1997     1996     1995
                                                     -------  -------  -------
   Income before taxes.............................. $26,957  $12,752  $33,069
   Income tax rate..................................      35%      35%      35%
                                                     -------  -------  -------
   Expected income tax expense at federal statutory
    income tax rate.................................   9,435    4,463   11,574
   Tax effect of:
     Change in valuation allowance..................      --  (13,948)    (413)
     NOL benefit write-off..........................      --   13,012       --
     State and local income taxes...................  (1,013)    (488)     289
     Other, net.....................................  (3,434)      12      853
                                                     -------  -------  -------
   Income Tax Expense............................... $ 4,988  $ 3,051  $12,303
                                                     =======  =======  =======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The net deferred tax liabilities recorded represents the net temporary differences between the tax bases of assets and liabilities and their amounts for financial reporting. The components of the net deferred tax liabilities at December 31, 1997 and 1996 are as follows:

                                                            1997       1996
                                                          ---------  ---------
   Deferred tax assets:
     Policyholder liabilities............................ $  63,723  $  83,304
     Net operating loss carryforward.....................        --     12,548
     Other...............................................    81,988     14,690
                                                          ---------  ---------
       Total gross assets................................   145,711    110,542
                                                          ---------  ---------
   Deferred tax liabilities:
     Investments.........................................    (2,456)    (2,526)
     Deferred policy acquisition costs...................  (168,270)  (132,965)
     Net unrealized capital gains........................    (9,179)    (2,038)
     Other...............................................    (7,872)   (12,476)
                                                          ---------  ---------
       Total gross liabilities...........................  (187,777)  (150,005)
                                                          ---------  ---------
   Net deferred tax liability............................ $ (42,066) $ (39,463)
                                                          =========  =========

The sources of the deferred tax expense (benefit) and their tax effects are as follows:

                                                     1997      1996     1995
                                                   --------  --------  -------
   Policyholder liabilities....................... $(23,759) $(17,818) $(4,110)
   Net operating loss carryforward................   12,548       464       --
   Investments....................................    1,319        --       --
   Deferred policy acquisition costs..............   33,621    21,828   13,878
   Other, net.....................................  (27,530)   (6,756)  (2,969)
                                                   --------  --------  -------
     Total........................................ $ (3,801) $ (2,282) $ 6,799
                                                   ========  ========  =======

6. EMPLOYEE BENEFIT PLANS

Prior to the merger, substantially all employees were employed by NEMLICO and were covered under the Home Office Retirement Plan and related Select Employees' Supplemental Retirement Plan (collectively referred to as the Plans). Subsequent to the merger substantially all of the employees became employees of the Company and continued to be covered by the Plans, which became the Plans of the Company. Under the Plans retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes. The Company's net pension cost charged to income in 1997, 1996, and 1995 was $277, $159, and $150, respectively, which represents the Company's allocation of the total net periodic pension cost of the Plans as shown below:

                                                     1997      1996      1995
                                                   --------  --------  --------
   Service cost................................... $  5,310  $  5,761  $  4,797
   Interest cost on projected benefit obligation..   13,958    12,489    11,012
   Actual return on assets........................  (22,250)  (15,468)  (21,221)
   Net amortization and deferrals.................   11,092     6,009    13,059
                                                   --------  --------  --------
     Net periodic pension cost.................... $  8,110  $  8,791  $  7,647
                                                   ========  ========  ========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


The assumed long-term rate of return on assets used in determining the net periodic pension cost was 8.5 percent.

The following information for the Plans includes amounts relating to NEMLICO.

                                                              1997      1996
                                                            --------  --------
   Actuarial present value of accumulated plan benefits.... $143,681  $133,000
                                                            ========  ========
   Projected benefit obligation............................  193,652   182,000
                                                            ========  ========
   Net assets available for plan benefits..................  150,820   130,992
                                                            ========  ========
   Unrecognized prior service cost.........................    2,844       224
                                                            ========  ========
   Unrecognized net (loss) from past experience difference
    from that assumed......................................  (18,936)  (37,327)
                                                            ========  ========
   Unamortized transition gains............................ $  5,832  $  4,015
                                                            ========  ========

The weighted average discount rate was 7.75%, 7.5% and 8.0% in 1997, 1996 and 1995, respectively. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit was 5.0% for 1997, 1996 and 1995. Assets of the Plans consist of bonds, stocks, real estate, and insurance contracts and have an assumed long-term rate of return of 8.75% for 1997, and 8.5% for 1996 and 1995.

OTHER POSTRETIREMENT BENEFITS

Prior to the merger, NEMLICO provided certain health care and life insurance benefits for retired employees. Substantially all employees would have become eligible for these benefits had they reached retirement age while working for NEMLICO. Subsequent to the merger, these benefits are being provided by MetLife, with respect to benefits earned prior to the merger, and the Company, with respect to benefits earned subsequent to the merger.

As claims were incurred, the Company made contributions to the plan in 1997 and 1996 which were considered immaterial. The total contributions made to the plan were $3,670 and $3,386, in 1997 and 1996, respectively. The following table sets forth the plan's fiscal year end funded status:

                                                                 1997    1996
                                                                ------- -------
   Accumulated postretirement benefit obligation:
     Retirees.................................................. $33,823 $28,566
     Fully eligible active plan participants...................   4,487   5,482
     All other actives.........................................  11,114  11,098
                                                                ------- -------
   Total.......................................................  49,424  45,146
     plus: unrecognized net gain...............................  15,726  19,997
                                                                ------- -------
   Accrued postretirement benefit liability.................... $65,150 $65,143
                                                                ======= =======

                                                           1997    1996    1995
                                                          ------  ------  ------
   The components of net postretirement benefit cost
    were:
     Service cost........................................ $  880  $  876  $  876
     Interest cost.......................................  3,690   3,183   3,768
     Amortization of gain................................   (849) (1,155) (1,043)
                                                          ------  ------  ------
   Net periodic postretirement benefit cost.............. $3,721  $2,904  $3,601
                                                          ======  ======  ======

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Net periodic postretirement benefit costs for the years ended December 31, 1997, 1996 and 1995, includes the cost of benefits earned by active employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The discount rate used to determine the net periodic postretirement benefit cost was 7.75%, 7.25% and 8.5% for 1997, 1996 and 1995, respectively.

The discount rate used to determine the accumulated postretirement benefit obligation was 7.75% and 7.50% as of December 31, 1997 and 1996, respectively. The health care cost trend rate was 7.8% graded to 5.0% over 8 years for 1997, and 8.2% graded to 5.0% over 8 years for 1996. The health care cost trend rate assumption has a minimal impact on the amounts reported, since the Company has capped its contributions at 200% of 1993 levels.

7. LEASES

LEASE EXPENSE

The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under non-cancelable leases for 1998 and the succeeding four years are $13,323, $13,057, $11,765, $10,739 and $10,468, respectively, and $95,762 thereafter.
Minimum future sub-lease rental income on these non-cancelable leases for 1998 and the succeeding four years is $3,553, $3,620, $3,600, $3,578 and $3,578, respectively, and $15,257 thereafter.

8. DEBT

In 1995, the Company borrowed $25,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus 0.6% per annum payable monthly, 5.8% at December 31, 1997 and 5.7% at December 31, 1996. The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value of $21,965, repayments made during 1997 were $3,181.

Exeter privately placed $75,118 aggregate principal amount, subordinated notes payable (the "Notes"), on December 30, 1994 which are due December 30, 2004, with no interest payments for the first five years and semiannual interest payments thereafter. The Notes have been discounted to yield 8.45% for the first five years and pay interest at 8.845% thereafter. The Notes are expressly subordinated in right of payment to the insurance liabilities of Exeter. The Notes are not subject to redemption by Exeter or through the operation of a sinking fund prior to maturity. Proceeds of the issuance of the Notes, net of discount, amounted to $50,000. The issue costs of the Notes of $130 were deducted from Notes, net of discount, to arrive at net subordinated notes payable of $49,870. The issue cost will be amortized over the life of the Notes. The Notes are held by MetLife, and the carrying value of the loan approximates its fair value of $64,016, repayments made during 1997 were $0.

9. CONTINGENCIES

The Company has no contingent liabilities which might materially affect the financial position of the Company or the results of its operations. There are no pending legal proceedings which are beyond the ordinary course of business which could have a material financial effect.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


10. OTHER OPERATING COSTS AND EXPENSES

Other operating costs and expenses consisted of the following:

                                                   1997       1996      1995
                                                 ---------  --------  --------
   Compensation costs........................... $  58,754  $ 36,172  $ 23,630
   Commissions..................................    77,351    51,617    37,476
   Debt expense.................................     6,750     6,261     5,659
   Amortization of policy acquisition costs.....    17,723    22,233    21,199
   Capitalization of policy acquisition costs...  (157,670)  (98,016)  (65,850)
   Rent expense, net of sub-lease income of
    $719, $119 and $0...........................     4,473     3,060     1,609
   Other........................................   136,961   122,559    75,701
                                                 ---------  --------  --------
     Total...................................... $ 144,342  $143,886  $ 99,424
                                                 =========  ========  ========

11. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1997 and 1996 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1997:
   ASSETS
   Fixed Maturities......................................... $734,391  $734,391
   Equity Securities........................................    9,399     9,399
   Policy loans.............................................  104,783   104,783
   Short-term investments...................................   27,944    27,944
   Cash and cash equivalents................................   74,148    74,148
   LIABILITIES
   Policyholder account balances............................    9,271     8,508
   Other policyholder funds.................................    4,324     4,324
   Short and long-term debt.................................   85,981    85,981
   DECEMBER 31, 1996:
   ASSETS
   Fixed Maturities......................................... $553,951  $554,795
   Policy loans.............................................   76,263    76,263
   Short-term investments...................................  156,560   156,560
   Cash and cash equivalents................................   49,147    49,147
   LIABILITIES
   Policyholder account balances............................    3,368     3,168
   Other policyholder funds.................................    2,868     2,868
   Short and long-term debt.................................   84,057    84,057

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


For bonds that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded bonds represented approximately 91% of the carrying value and estimated fair value of the total bonds as of December 31, 1997 and 96% of the carrying value and estimated fair value of the total bonds as of December 31, 1996. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

The estimated fair value of short and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

12. STATUTORY FINANCIAL INFORMATION

The following reconciles statutory net income and statutory surplus and reflects the corporate reorganization described in Note 1 determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory net income (loss)................ $ (37,358) $ (46,021) $     375
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (718,229)   (41,174)    (9,616)
     Deferred policy acquisition costs........   139,947     68,626     45,823
     Deferred Federal Income taxes............     4,009      2,283     (6,799)
     Statutory interest maintenance reserve...       342        231         --
     Other, net...............................   633,258     25,756     (9,017)
                                               ---------  ---------  ---------
   Net GAAP Earnings.......................... $  21,969  $   9,701  $  20,766
                                               =========  =========  =========
                                                 YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                 1997       1996       1995
                                               ---------  ---------  ---------
   Statutory surplus.......................... $ 307,290  $ 355,853  $ 203,374
   Adjustments to GAAP for life insurance
    companies:
     Future policy benefits and policyholders
      account balances........................  (279,510)  (195,273)  (154,099)
     Deferred policy acquisition costs........   565,769    434,637    353,809
     Deferred Federal Income taxes............   (43,318)   (40,185)   (55,201)
     Valuation of investments.................    56,873     11,503     58,063
     Statutory interest maintenance reserve...       571        306         74
     Statutory investment valuation reserves..     8,388      3,335        373
     Surplus notes............................   (64,016)   (58,911)   (54,210)
     Receivables from reinsurance
      transactions............................    27,519     26,030         --
     Other, net...............................    53,976     13,127      2,320
                                               ---------  ---------  ---------
   GAAP Equity................................ $ 633,542  $ 550,422  $ 354,503
                                               =========  =========  =========

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


13. RELATED PARTY TRANSACTIONS

Prior to the merger NELICO operated under a service agreement with its parent NEMLICO to receive all executive, legal, clerical and other personnel services. Subsequent to the merger, the Company has entered into a Service Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger of NEMLICO and MetLife and those policies and contracts defined in the Service Agreement as Transition Policies which were sold by the Company's field force post-merger.

The Company charged MetLife $186,757 including accruals for administrative services on NEMLICO administered contracts for 1997. The Company charged MetLife $88,043 including accruals for administrative services on NEMLICO administered contracts for the period of September 1, 1996 through December 31, 1996. Prior to the merger, the Company paid $62,643 to NEMLICO for administrative services on variable-life and variable-annuity contracts for the period of January 1, 1996 through August 31, 1996. In 1995, the Company paid $50,875 to NEMLICO for administrative services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

In 1997, MetLife made a capital contribution to the Company of $50,000 in cash. In 1996, MetLife made a non-cash capital contribution to the Company of common stock of affiliated companies consisting of Exeter, NEPA, NES, Newbury, Omega Reinsurance Corp., TNE Advisers Inc., and TNE Information Services Inc. with a total estimated statutory fair value of $29,558. MetLife also made non-cash capital contributions of home-office properties of $10,301, socially-responsible investments with a book value of $11,916, furniture, equipment and leasehold improvements of $27,816, and a cash contribution of $128,412. Prior to the merger, NEMLICO made a cash contribution to NELICO of $20,000.

In 1995, NEMLICO made a non-cash capital contribution to NELICO of publicly-traded debt securities and private-placement obligations with an estimated fair value of $54,028. NELICO received cash contributions from NEMLICO of $8,215 in 1995.

The Company entered into a lease agreement with MetLife on August 30, 1996 for the home-office building which it occupies on 501 Boylston Street in Boston, Massachusetts. The Company paid lease payments to MetLife of $2,340 and $780 in 1997 and 1996, respectively.

On June 21, 1996, NEMLICO purchased a mortgage from NELICO for $2,217 which included principal of $2,204, and interest of $13.

Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1997 were $16,799 and $1,127, respectively. Included in accrued income at December 31, 1997, were amounts receivable for sales-based commissions from NEF and SSR totaling $233 and $13, respectively. In 1997, NES earned asset-based income of $8,777 and $61 on average assets of approximately $3.9 billion and $33 million under management with NEF and SSR, respectively.

Exeter has a privately-placed subordinated notes payable to MetLife for $64,016 at December 31, 1997 and $58,911 at December 31, 1996.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (DOLLARS IN THOUSANDS, EXCEPT AS NOTED)


Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SUBSEQUENT EVENTS

In February 1998, the Company signed a definitive agreement to acquire all of the outstanding common stock of Nathan Lewis Holding Corp. (Nathan Lewis) a broker-dealer based in New York City. Under the terms of the agreement, the Company will pay approximately $28 million in cash at the close and $2 million per year over the next three years subject to certain financial conditions. Nathan Lewis had approximately $22 million in assets and earned $2.1 million on revenues of $78.4 million for the twelve month fiscal period ended September 30, 1997. The acquisition, which is expected to close in the second quarter of 1998, will be accounted for as a purchase under generally accepted accounting principles.

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the statutory statements of operations, surplus, and cash flows of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, surplus, and cash flows are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations, surplus, and cash flows. We believe that our audit of the statements of operations, surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations, surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations, surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations, surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Variable Life Insurance Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT ON INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholder of New England Pension and Annuity Company:

We have audited the statutory statements of operations and surplus, and cash flows of New England Pension and Annuity Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

As described more fully in Note 1 to the aforementioned financial statements, the Company prepared the statements of operations and surplus, and cash flows using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (SAP), which practices after 1996 (upon issuance of 1996 financial statements) differ from generally accepted accounting principles (GAAP).

In our report dated March 8, 1996, we expressed our opinion that the 1995 statements of operations and surplus, and cash flows, prepared using SAP, presented fairly, in all material respects the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995 in conformity with GAAP. As described in Note 1 to the aforementioned financial statements, financial statements of wholly-owned subsidiaries of mutual life insurance enterprises prepared in accordance with SAP are no longer considered to be presented in conformity with GAAP. Accordingly, our present opinion on the 1995 statements of operations and surplus, and cash flows is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the two preceding paragraphs, the financial statements referred to above (and not included herein) do not present fairly, in conformity with GAAP, the results of operations or cash flows of New England Pension and Annuity Company for the year ended December 31, 1995.

In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of New England Pension and Annuity Company for the year ended December 31, 1995, on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996, except for the information in the second paragraph under "Basis of Presentation and Principles of Consolidation" of Note 1, for which the date is February 18, 1997

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

April 23, 1996

To The Board of Directors and Shareholder of
Exeter Reassurance Company, Ltd.

We have audited the statutory statements of operations and surplus, and cash flows of Exeter Reassurance Company, Ltd. (a wholly-owned subsidiary of New England Mutual Life Insurance Company) for the year ended December 31, 1995. These statutory financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations and surplus, and cash flows are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations and surplus, and cash flows. We believe that our audit of the statements of operations and surplus, and cash flows provides a reasonable basis for our opinion.

The statutory statements of operations and surplus, and cash flows have been prepared in conformity with The Insurance Act 1978, amendments thereto and related regulations and are not intended to be presented in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above (and not included herein) do not present fairly in conformity with U.S. GAAP, the results of operations or cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995. In our opinion, the statutory financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Exeter Reassurance Company, Ltd. for the year ended December 31, 1995 in conformity with the Insurance Act 1978, amendments thereto and related regulations.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholder of New England Securities Corporation:

We have audited the consolidated statements of operations, shareholder's equity, and cash flows of New England Securities Corporation for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, shareholder's equity, and cash flows. We believe that our audit of the statements of operations, shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the consolidated results of operations and cash flows of New England Securities Corporation for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 9, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholder and Board of Directors of TNE Advisers, Inc.:

We have audited the statements of operations, changes in shareholder's equity, and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995. These financial statements (not presented separately herein) are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of operations, changes in shareholder's equity, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of operations, changes in shareholder's equity, and cash flows. We believe that our audit of the statements of operations, changes in shareholder's equity, and cash flows provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of TNE Advisers, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 29, 1996

NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

March 14, 1996

To The Shareholders of
Newbury Insurance Company, Limited

We have audited the statements of earnings and retained earnings, and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of earnings and retained earnings, and cash flows are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of earnings and retained earnings, and cash flows. We believe that our audit of the statements of earnings and retained earnings, and cash flows provides a reasonable basis for our opinion.

The provision for losses incurred but not reported is calculated in the manner described in note 3(b). We have not reviewed the underlying information used in the calculation of the provision and therefore we have been unable to determine whether the provision for the year ended December 31, 1995 is adequate, deficient or excessive.

In our opinion, except for the effects of such adjustments, if any, that might have been determined to be necessary had we been able to assess fully the matter described in the preceding paragraph, the financial statements referred to above (and not included herein) present fairly, in all material respects, the results of operations and cash flows of Newbury Insurance Company, Limited for the year ended December 31, 1995, in conformity with accounting principles generally accepted in the United States of America.

COOPERS & LYBRAND
CHARTERED ACCOUNTANTS

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.##

     The prospectus consisting of 143 pages.

     The undertaking to file reports.

     The Rule 484 Undertaking.

     The signatures.

     Written consents of the following persons:

          Independent Auditors
          H. James Wilson, Esq.
          Rodney J. Chandler, F.S.A., M.A.A.A.
          Sutherland, Asbill & Brennan LLP

     The following exhibits:

     1.A. (1)     January 31, 1983 resolution of the Board of Directors of
                  NEVLICO ***
          (2)     None
          (3) (a) Distribution Agreement between NEVLICO and NELESCO ****
           (b)(i) Form of Contract between NELICO and its General Agents ***
              (ii)Form of contract between NELICO and its Agents ****
              (c) Commission Schedule for Policies
              (d) Specimen of contract among NES, NELICO and other broker dealers *
          (4) None
          (5) (a) Specimen of Policy ##
              (b) Riders ****
              (c) Acceleration of Benefits Rider ###
              (d) Benefits for Disability of Insured Rider *
          (6) (a) Amended and restated Articles of Incorporation of NELICO ##
              (b) Amended and restated By-Laws *
          (7)     None
          (8)     None
          (9)     None
          (10)    Specimen of Application for Policy ##

            2.  See Exhibit 3(i)

            3.(i)  Opinion and Consent of H. James Wilson, Esquire *
              (ii) Opinion and Consent of Rodney J. Chandler, F.S.A., M.A.A.A.
            4.     None
            5.     Inapplicable
            6.     Consent of Sutherland, Asbill & Brennan LLP
            7. (i)     Powers of Attorney ##
               (ii)    Power of Attorney of James Benson *
               (iii)   Power of Attorney of Richard Robinson **
            8.     Inapplicable
            9.     Inapplicable
           10.     Inapplicable
           11.     Consents of Independent Auditors
           12.     Schedule for computation of performance quotations ****
           13. Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(iii) and
                   Rule 6e-3(T)(b)(12)(iii) ****
           14. (i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company ****
              (ii) Amendment No. 1 to Participation Agreement Variable Insurance
                   Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
             (iii) Participation Agreement among Variable Insurance Products
                   Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company #
------------------
  # Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

  ## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

 ### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File 33-52050, filed April 30, 1997.

  * Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

  ** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

 *** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1998.

                                   New England Variable Life
                                        Separate Account
                                       (Registrant)

                                   By:  New England Life Insurance
                                             Company
                                            (Depositor)


                                   By:
                                      ------------------------------------
                                      H. James Wilson
                                      Executive Vice President and
                                      General Counsel

Attest:


/s/ Marie C. Swift
----------------------
    Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 1998.


                                 New England Life Insurance Company
(Seal)


                                 By:
                                    -------------------------------
Attest: /s/ Marie C. Swift          H. James Wilson
       ---------------------        Executive Vice President and
            Marie C. Swift          General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1998.


       *                           President and Chief Executive Officer
-----------------------
James M. Benson

       *                                        Director
-----------------------
Susan C. Crampton

       *                                        Director
-----------------------
Edward A. Fox

       *                                        Director
-----------------------
George J. Goodman

       *                                        Director
-----------------------
Evelyn E. Handler

       *                                        Director
-----------------------
Philip K. Howard

       *                                        Director
-----------------------
Harry P. Kamen

       *                                        Director
-----------------------
Terence Lennon

       *                                        Director
-----------------------
Bernard A. Leventhal

       *                                        Director
-----------------------
Thomas J. May

       *                                        Director
-----------------------
Stewart G. Nagler

       *                                Second Vice President and
-----------------------                  Chief Accounting Officer
Richard A. Robinson

       *                                Executive Vice President and
-----------------------                   Chief Financial Officer
Robert E. Schneider

       *                                        Director
-----------------------
Rand N. Stowell

       *                                        Director
-----------------------
Alexander B. Trowbridge



                                       By: /s/ Anne M. Goggin
                                          ----------------------
                                          Anne M. Goggin, Esq.
                                            Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on July 16, 1997, and the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on February 17, 1998.

                                  EXHIBIT LIST


                                                            Sequentially
Exhibit Number                      Title                   Numbered Page*
--------------                      -----                   --------------

  1.A.(3)(c)           Commission Schedule

  3(ii)                Opinion and Consent of
                       Rodney J. Chandler, F.S.A., M.A.A.A.

  6.                   Consent of Sutherland, Asbill & Brennan LLP

  11.                  Consents of Independent Auditors



_________
*  Page numbers inserted on manually-signed copy only.